As Filed on April 28, 2026

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Securities Act File No. 333-27925

Investment Company Act File No. 811-08231

FORM N-1A

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.
Post-Effective Amendment No. 83	☒

REGISTRATION STATEMENT

UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 84	☒

SPIRIT OF AMERICA INVESTMENT FUND, INC.

(Exact name of Registrant as Specified in Charter)

477 Jericho Turnpike

P.O. Box 9006

Syosset, New York 11791-9006

(Address of Principal Executive Offices)

(516) 390-5555

(Registrant’s Telephone Number)

Mr. David Lerner

David Lerner Associates, Inc.

477 Jericho Turnpike

Syosset, New York 11791

(Name and address of Agent for service)

Copies to:

Thomas R. Westle, Esq.

Blank Rome LLP

1271 Avenue of the Americas

New York, NY 10020

It is proposed that this filing will become effective (check appropriate box).

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on April 30, 2026 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Spirit of America Real Estate Income and Growth Fund	Spirit of America Municipal Tax Free Bond Fund

Class A Shares – TICKER: SOAAX	Class A Shares – TICKER: SOAMX
Class C Shares – TICKER: SACRX	Class C Shares – TICKER: SACFX
Institutional Shares – TICKER: SOIAX	Institutional Shares – TICKER: SOIMX

Spirit of America Large Cap Value Fund	Spirit of America Income Fund

Class A Shares – TICKER: SOAVX	Class A Shares – TICKER: SOAIX
Class C Shares – TICKER: SACVX	Class C Shares – TICKER: SACTX
Institutional Shares – TICKER: SOIVX	Institutional Shares – TICKER: SOITX

Spirit of America Utilities Fund

Class A Shares – TICKER: SOAUX

Class C Shares – TICKER: SOCUX

Institutional Shares – TICKER: SOIUX

Prospectus

April 30, 2026

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

i

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND

(the “Real Estate Fund”)

SUMMARY SECTION

Investment Objective: The Real Estate Fund seeks to provide current income and growth of capital.

Fees and Expenses of the Real Estate Fund: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Real Estate Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below. The sales charge you pay for Class A Shares of the Real Estate Fund depends upon the dollar amount invested. You may qualify for sales charge discounts if you invest at least $250,000 in the funds comprising the Spirit of America Investment Funds, Inc., which include the Real Estate Fund, the Spirit of America Large Cap Value Fund, the Spirit of America Municipal Tax Free Bond Fund, the Spirit of America Income Fund, the Spirit of America Utilities Fund and the Spirit of America Energy Fund, collectively referred to as the “Spirit of America Investment Funds.” (In addition, the Spirit of America Energy Fund, which is offered in a separate prospectus, offers sales charge discounts if you invest at least $25,000 in that fund.) More information about these and other discounts is available from your financial professional and in the sections titled “Additional Information About How to Purchase Shares” and “Distribution Arrangements – Sale of Class A Shares” of the Real Estate Fund’s prospectus and in the section titled “How to Purchase Shares” of the Real Estate Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%	None	None
Maximum Deferred Sales Charge (Load)(1) (as a percentage of net asset value)	1.00%	1.00%	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares	Class C Shares	Institutional Shares
Management Fees	0.97%	0.97%	0.97%
Distribution (12b-1) Fees	0.30%	1.00%	0.00%
Other Expenses	0.35%	0.35%	0.35%
Total Annual Fund Operating Expenses	1.62%	2.32%	1.32%

(1)	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be imposed on redemptions of Class A Shares that were purchased within one year of the redemption date where an indirect commission was paid. CDSC on Class C Shares applies to shares sold within 13 months of purchase.

Example: This Example is intended to help you compare the cost of investing in the Real Estate Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Real Estate Fund for the time periods indicated and that you sell your shares at the end of those periods. The example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 year	3 years	5 years	10 years
Class A Shares	$681	$1,009	$1,360	$2,346
Class C Shares – no redemption	$235	$724	$1,240	$2,656
Class C Shares – with redemption	$335	$724	$1,240	$2,656
Institutional Shares	$134	$418	$723	$1,590

Portfolio Turnover: The Real Estate Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Real Estate Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Real Estate Fund’s performance. During the most recent fiscal year ended December 31, 2025, the Real Estate Fund’s portfolio turnover rate was 8% of the average value of its portfolio.

Principal Investment Strategies: The Real Estate Fund invests primarily in real estate investment trusts (“REITs”) with successful track records. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate-related loans or interests.

A REIT is a company that derives at least 75% of its gross income from (a) rents from real property, (b) interests in real property or interest on obligations secured by mortgages, (c) the sale or other disposition of real property, (d) dividends, distributions or other gains from investments in other REITs, (e) abatements or tax refunds on real property, (f) income and gain derived from certain foreclosure property, (g) amounts received or accrued for entering into agreements to make loans secured by mortgages on real property or to purchase or lease property, and (h) certain other qualified temporary investment income. A REIT must also receive 95% of its gross income from (a) dividends, (b) interest, (c) rents from real property, (d) gain from the sale or other disposition of stock, securities, and real property, (e) abatements and refunds on taxes on real property, (f) income and gain from certain foreclosure property, (g) amounts received or accrued for entering into agreements to make loans secured by mortgages on real property or to purchase or lease property, and (h) mineral royalty income. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate-related loans or interests. REITs generally are classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Mortgage REITs invest the majority of their assets in companies that own real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Real Estate Fund will indirectly bear its proportionate share of expenses incurred by REITs in which it invests, in addition to the expenses incurred directly by the Real Estate Fund.

The Real Estate Fund intends to invest, under normal circumstances, at least 80% of its total assets in equity REITs and the equity securities of real estate industry companies. The Real Estate Fund looks for stock where the price is low relative to the underlying value of the company and its real estate. The Real Estate Fund evaluates price/earnings ratios to attempt to identify those REITs which have strong underlying value; selects REITs paying high dividends in comparison to other REITs; evaluates earnings and dividend growth potential and continuously monitors interest rates, occupancies, rental income and new construction.

The Real Estate Fund may also invest in mortgage-backed securities, investment-grade taxable municipal obligations, master limited partnerships (“MLPs”) and short-term investments.

Principal Risks of Investing in the Real Estate Fund: An investment in the Real Estate Fund could lose money over short or long periods of time. You should expect and be able to bear the risk that the Real Estate Fund’s share price will fluctuate within a wide range. There is no assurance that the Real Estate Fund will achieve its investment objective. The Real Estate Fund’s performance could be adversely affected by the following principal risks. Each risk summarized below is a principal risk of investing in the Real Estate Fund and different risks may be more significant at different times depending upon market conditions or other factors.

●	Industry Risk – The cyclical nature of the real estate industry subjects real estate and real estate related securities held by the Real Estate Fund to any market or economic condition, such as changes in real estate values, interest rates, cash flow of underlying real estate assets and occupancy rates, that may affect the value of real estate (up or down).

●	REITs Risk – REITs are dependent upon management skills, are primarily invested in real estate and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code. Due to the cyclical nature of the real estate industry, REITs may under-perform in comparison with other investment sectors. Investing in publicly traded REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the Standard & Poor’s 500 Index. Rising interest rates may reduce the demand for REITs which may cause them to perform badly.

●	Risk of Loss – The potential loss of your investment in the Real Estate Fund if the Fund depreciates in value.

●	Real Estate Risk – The Real Estate Fund concentrates in real estate and real estate related securities and the real estate sector may underperform in comparison with other investment sectors.

●	Equity Securities Risk – Equity securities are susceptible to general market fluctuations and volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Factors that may influence the price of equity securities include developments affecting a specific company or industry, or changing economic, political or market conditions.

●	MLP Risk – Investing in MLPs involves risks that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right, as described in more detail in the prospectus. In addition, investments in MLPs subject the Real Estate Fund to risks associated with the specific industry or industries in which the MLPs invest. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.

●	Concentration Risk – The Real Estate Fund invests primarily in real estate related securities. This means the Real Estate Fund is concentrated in the real estate industry. A fund that concentrates its investments in one particular industry is subject to greater risk of loss than a fund that has a more diversified portfolio of investments.

●	Investment-Grade Taxable Municipal Obligations Risk – Investment-grade taxable municipal obligations may be downgraded after the Real Estate Fund invests in them. In addition, their prices will fall as interest rates rise, and rise as interest rates fall. Rising interest rates may reduce the demand for REITs which may cause them to perform badly.

●	Market Risk – The market value of the Real Estate Fund’s investments will fluctuate as the respective markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy or it may affect the market as a whole. Performance of the Real Estate Fund can be affected by unexpected local, state, regional, national or global events (e.g., significant earnings shortfalls or gains, inflation, recessions, government shutdowns, market closures, market manipulation and other fraudulent practices, war, military conflict, political and geopolitical events, acts of terrorism, the spread of infectious diseases or other public health issues, natural and environmental disasters, trade disputes, tariff arrangements, sanctions, and cybersecurity attacks) that cause major price changes in individual securities or market sectors. The securities purchased by the Real Estate Fund may not appreciate in value as the Adviser anticipates. For additional information regarding Market Risk, refer to “Market Risk” in the section titled “Additional Information About the Investment Objectives, Principal Investment Strategies and Related Risks of the Funds” in the Fund’s prospectus.

●	Mortgage-backed Securities Risk – Mortgage-backed securities are subject to prepayment or non-payment on the underlying mortgage.

●	Portfolio Management Risk – The Real Estate Fund’s ability to achieve its investment objective is dependent on Spirit of America Management Corp.’s (the “Adviser”) ability to identify profitable investment opportunities for the Fund. The stocks purchased by the Adviser may not perform as anticipated.

●	Short-term Investment Risk – Short-term investments carry the risk that a greater rate of return may have been earned on an investment more consistent with the Real Estate Fund’s investment objectives. Their prices will fluctuate as interest rates fluctuate.

Suitability: An investment in the Real Estate Fund may be suitable for long-term investors who wish to invest a portion of their overall equity portfolio in a mutual fund that invests primarily in REITs. Investors should be willing to accept the potential volatility of such investments and the risks of a fund that concentrates in a single industry.

Performance Information: The bar chart and performance table below illustrate the risks of investing in the Real Estate Fund by showing changes in the Real Estate Fund’s performance from year to year and by showing how the Real Estate Fund’s average annual total returns compare with those of a broad measure of market performance. The Real Estate Fund’s past performance (before and after taxes) does not necessarily indicate how the Real Estate Fund will perform in the future.

The bar chart shows the changes in the annual total returns for each of the last ten calendar years for the Real Estate Fund’s Class A Shares. Sales loads and account fees are not reflected in the bar chart; if they were, returns would be less than those shown. Updated performance information, current through the most recent month end, is available by calling Ultimus Fund Solutions, LLC, the Fund’s transfer agent (the “Transfer Agent”), at 1-800-452-4892.

The performance information displayed in the bar chart is the performance of Class A Shares only, which will differ from Class C Shares and Institutional Shares to the extent the classes do not have the same expenses and inception dates.

Real Estate Fund’s Annual Returns (%)

Class A Shares

Best Quarter	17.91%	in the quarter ended December 31, 2021
Worst Quarter	(22.07)%	in the quarter ended March 31, 2020

The performance table shows how the Real Estate Fund’s average annual returns compare with those of a broad-based securities index.

PERFORMANCE TABLE

(Average annual total returns for the periods ended December 31, 2025)

	1 Year	5 Years	10 Years	Since Inception(1)
Spirit of America Real Estate Income and Growth Fund – Class A
Return Before Taxes	(6.10)%	2.35%	3.68%	5.45%
Return After Taxes on Distributions(2)(3)	(7.75)%	0.50%	1.96%	3.89%
Return After Taxes on Distributions and Sale of Fund Shares(2)(3)	(2.64)%	1.64%	2.62%	3.98%
Spirit of America Real Estate Income and Growth Fund – Class C
Return Before Taxes	(2.56)%	2.73%	N/A	3.66%
Spirit of America Real Estate Income and Growth Fund – Institutional
Return Before Taxes	(0.78)%	3.74%	N/A	5.95%
S&P 500® Index(4)	17.88%	14.42%	14.82%	9.37%
MSCI US REIT Index(5)	2.94%	6.58%	5.71%	7.96%

(1)	Class A Shares of the Real Estate Fund commenced operations on January 9, 1998. Class C Shares of the Real Estate Fund commenced operations on March 15, 2016. Institutional Shares of the Real Estate Fund commenced operations on May 1, 2020.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns shown are for Class A Shares and will vary from after-tax returns for Class C Shares and Institutional Shares to the extent that the classes do not have the same expenses and inception dates.
(3)	Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a loss realized on the sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.
(4)	The Real Estate Fund does not intend to deliver similar risk characteristics to the S&P 500® Index which is a benchmark only for regulatory purposes. The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. The Since Inception performance reported for the S&P 500® Index is reflective of the inception date of Class A Shares of the Real Estate Fund. A direct investment in an index is not possible.
(5)	The Morgan Stanley Capital International (“MSCI”) US REIT Index is an unmanaged index. The MSCI US REIT Index is a free float- adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. The Since Inception performance reported for the MSCI US REIT Index is reflective of the inception date of Class A Shares of the Real Estate Fund. A direct investment in an index is not possible.

Investment Adviser: Spirit of America Management Corp., with an address at 477 Jericho Turnpike, P.O. Box 9006, Syosset, NY 11791-9006.

Portfolio Manager: Douglas Revello serves as the Portfolio Manager and is primarily responsible for the day-to-day management of the Real Estate Fund. Mr. Revello became the Co-Portfolio Manager for the Real Estate Fund effective November 18, 2015 and transitioned to Portfolio Manager on July 1, 2016. Mr. Revello has been associated with the Adviser since May 18, 2009.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Real Estate Fund.

Purchasing, Selling and Exchanging Fund Shares:

	Minimum Initial Investment	Subsequent Minimum Investment
Class A Shares and Class C Shares	$500	$50
Institutional Shares	$100,000	$10,000

You may redeem your shares of the Fund on any business day that the NYSE is open for business. Shares may be redeemed by written redemption request, telephone or wire transfer.

Taxes: The Fund’s distributions may be taxable as ordinary income or capital gains, unless your investment is in an IRA, 401(k) or other tax-advantaged investment plans, or when the distribution is derived from tax-exempt income.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Real Estate Fund through a broker-dealer or other financial intermediary (such as a bank), the Real Estate Fund and its related companies may pay the intermediary for the sale of the Real Estate Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Real Estate Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SPIRIT OF AMERICA LARGE CAP VALUE FUND

(the “Value Fund”)

SUMMARY SECTION

Investment Objective: The Value Fund seeks to provide capital appreciation with a secondary objective of current income.

Fees and Expenses of the Value Fund: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Value Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below. The sales charge you pay for Class A Shares of the Value Fund depends upon the dollar amount invested. You may qualify for sales charge discounts if you invest at least $250,000 in the funds comprising the Spirit of America Investment Funds, Inc., which include the Spirit of America Real Estate Growth and Income Fund, the Value Fund, the Spirit of America Municipal Tax Free Bond Fund, the Spirit of America Income Fund, the Spirit of America Utilities Fund and the Spirit of America Energy Fund, collectively referred to as the “Spirit of America Investment Funds.” (In addition, the Spirit of America Energy Fund, which is offered in a separate prospectus, offers sales charge discounts if you invest at least $25,000 in that fund.) More information about these and other discounts is available from your financial professional and in the sections titled “Additional Information About How to Purchase Shares” and “Distribution Arrangements – Sale of Class A Shares” of the Value Fund’s prospectus and in the section titled “How to Purchase Shares” of the Value Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%	None	None
Maximum Deferred Sales Charge (Load)(1) (as a percentage of net asset value)	1.00%	1.00%	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares	Class C Shares	Institutional Shares
Management Fees	0.97%	0.97%	0.97%
Distribution (12b-1) Fees	0.30%	1.00%	0.00%
Other Expenses	0.26%	0.26%	0.26%
Total Annual Fund Operating Expenses	1.53%	2.23%	1.23%

(1)	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be imposed on redemptions of Class A Shares that were purchased within one year of the redemption date where an indirect commission was paid. CDSC on Class C Shares applies to shares sold within 13 months of purchase.

Example: This Example is intended to help you compare the cost of investing in the Value Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Value Fund for the time periods indicated and that you sell your shares at the end of those periods. The example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Value Fund would be:

	1 year	3 years	5 years	10 years
Class A Shares	$672	$983	$1,315	$2,253
Class C Shares – no redemption	$226	$697	$1,195	$2,565
Class C Shares – with redemption	$326	$697	$1,195	$2,565
Institutional Shares	$125	$390	$676	$1,489

Portfolio Turnover: The Value Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Value Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Value Fund’s performance. During the most recent fiscal year ended December 31, 2025, the Value Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

Principal Investment Strategies: The Value Fund focuses on the large cap value segment of the U.S. equity market. The Value Fund invests at least 80% of its total assets in large cap equity securities of companies in the value segment of the market. The Value Fund considers a company to be a large cap company if it has a market capitalization of $5 billion or greater at the time of purchase. Using the “value” approach, Spirit of America Management Corp. (the “Adviser”) buys for the Value Fund those securities considered to be conservatively valued relative to the securities of comparable companies. To earn current income, the Value Fund will invest in the equity securities of companies that have a proven history of paying consistent dividends. The Value Fund may also invest in master limited partnerships (“MLPs”).

The Value Fund emphasizes stocks of companies that are believed to be fundamentally attractive based on certain valuation factors. Among the valuation factors used to evaluate these stocks are companies with lower debt ratios than their peer group and companies that are undervalued vs. the company’s intrinsic worth and future income potential. These stocks generally have growth prospects that are viewed as sub-par by the market. Reflecting these market expectations, the prices of value stocks typically are below-average relative to such factors as revenue, earnings, book value and dividends.

Principal Investment Risks of Investing in the Value Fund: An investment in the Value Fund could lose money over short or long periods of time. You should expect and be able to bear the risk that the Value Fund’s share price will fluctuate within a wide range. There is no assurance that the Value Fund will achieve its investment objective. The Value Fund’s performance could be adversely affected by the following principal risks. Each risk summarized below is a principal risk of investing in the Value Fund and different risks may be more significant at different times depending upon market conditions or other factors.

●	Market Risk – The market value of the Value Fund’s investments will fluctuate as the respective markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy or it may affect the market as a whole. Performance of the Value Fund can be affected by unexpected local, state, regional, national or global events (e.g., significant earnings shortfalls or gains, inflation, recessions, government shutdowns, market closures, market manipulation and other fraudulent practices, war, military conflict, political and geopolitical events, acts of terrorism, the spread of infectious diseases or other public health issues, natural and environmental disasters, trade disputes, tariff arrangements, sanctions, and cybersecurity attacks) that cause major price changes in individual securities or market sectors. The securities purchased by the Value Fund may not appreciate in value as the Adviser anticipates. For additional information regarding Market Risk, refer to “Market Risk” in the section titled “Additional Information About the Investment Objectives, Principal Investment Strategies and Related Risks of the Funds” in the Fund’s prospectus.

●	Volatility Risk – The performance of the Value Fund can be affected by unexpected events (e.g., significant earnings shortfalls or gains, war, political events, etc.) that cause major price changes in individual securities or market sectors.

●	Risk of Loss – The potential loss of your investment in the Value Fund if the Fund depreciates in value.

●	Dividend Payment Risk – The risk that a portfolio holding is unable to maintain dividend payments at historical levels.

●	Equity Securities Risk – Equity securities are susceptible to general market fluctuations and volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Factors that may influence the price of equity securities include developments affecting a specific company or industry, or changing economic, political or market conditions.

●	Large Capitalization Company Risk – The Value Fund invests primarily in large cap companies. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Large cap companies also may be unable to attain the high growth rates reached by successful, smaller companies, especially during extended periods of economic expansion.

●	Information Technology Sector Risk – The Value Fund may invest a substantial portion of its assets directly or indirectly in securities issued by technology companies. The information technology sector includes companies in the software and services, technology hardware and equipment and semiconductors and semiconductor equipment industry groups. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

●	MLP Risk – Investing in MLPs involves risks that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right, as described in more detail in the prospectus. In addition, investments in MLPs subject the Value Fund to risks associated with the specific industry or industries in which the MLPs invest. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.

●	Portfolio Management Risk – The Value Fund’s ability to achieve its investment objective is dependent on the Adviser’s ability to identify profitable investment opportunities for the Fund. The stocks purchased by the Adviser, while believed to be undervalued, may not appreciate in value as anticipated.

●	Value Investing Risk – The value approach to investing involves the risk that the stocks selected by the Adviser may remain undervalued. Value stocks as a group may be out of favor and under-perform the overall equity market for a long period of time, while the market concentrates on “growth” stocks. In addition, the Value Fund may need to forgo investments that show growth potential if they are inconsistent with its value investment strategy.

Suitability: An investment in the Value Fund may be suitable for long-term investors who seek appreciation of capital. Investors should be willing to accept the potential volatility of such investments.

Performance Information: The bar chart and performance table below illustrate the risks of investing in the Value Fund by showing changes in the Value Fund’s performance from year to year and by showing how the Value Fund’s average annual total returns compare with those of a broad measure of market performance. The Value Fund’s past performance (before and after taxes) does not necessarily indicate how the Value Fund will perform in the future.

The bar chart shows the changes in annual total returns for each of the last ten calendar years for the Value Fund’s Class A Shares. Sales loads and account fees are not reflected in the bar chart; if they were, returns would be less than those shown. Updated performance information, current through the most recent month end, is available by calling Ultimus Fund Solutions, LLC, the Fund’s transfer agent (the “Transfer Agent”), at 1-800-452-4892.

The performance information displayed in the bar chart is the performance of Class A Shares only, which will differ from Class C Shares and Institutional Shares to the extent the classes do not have the same expenses and inception dates.

Value Fund’s Annual Returns (%)

Class A Shares

Best Quarter	19.40%	in the quarter ended June 30, 2020
Worst Quarter	(19.93)%	in the quarter ended March 31, 2020

The performance table shows how the Value Fund’s average annual returns compare with those of a broad-based securities index.

PERFORMANCE TABLE

(Average annual total returns for the periods ended December 31, 2025)

	1 Year	5 Years	10 Years	Since Inception(1)
Spirit of America Large Cap Value Fund – Class A
Return Before Taxes	11.58%	14.73%	13.59%	9.41%
Return After Taxes on Distributions(2)(3)	9.43%	12.97%	12.13%	8.64%
Return After Taxes on Distributions and Sale of Fund Shares(2)(3)	8.35%	11.46%	10.91%	7.96%
Spirit of America Large Cap Value Fund – Class C
Return Before Taxes	15.95%	15.17%	N/A	13.90%
Spirit of America Large Cap Value Fund – Institutional
Return Before Taxes	18.13%	16.33%	N/A	20.21%
S&P 500® Index(4)	17.88%	14.42%	14.82%	11.23%

(1)	Class A Shares of the Value Fund commenced operations on August 1, 2002. Class C Shares of the Value Fund commenced operations on March 15, 2016. Institutional Shares of the Value Fund commenced operations on May 1, 2020.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns shown are for Class A Shares and will vary from after-tax returns for Class C Shares and Institutional Shares to the extent that the classes do not have the same expenses and inception dates.
(3)	Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a loss realized on the sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.
(4)	The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. The Since Inception performance reported for the S&P 500® Index is reflective of the inception date of Class A Shares of the Value Fund. A direct investment in an index is not possible.

Investment Adviser: Spirit of America Management Corp., with an address at 477 Jericho Turnpike, P.O. Box 9006, Syosset, NY 11791-9006.

Portfolio Managers: Douglas Revello and Sean Mitchell serve as the Co-Portfolio Managers and are primarily responsible for the day-to-day management of the Value Fund. Mr. Revello has served as the Portfolio Manager of the Value Fund since January 10, 2018. Mr. Revello has been associated with the Adviser since May 18, 2009. Mr. Mitchell has served as the Portfolio Manager of the Value Fund since 2024. Mr. Mitchell has been associated with the Adviser since 2015 and began his career at David Lerner Associates, Inc., the Distributor, in 2012.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Value Fund.

Purchasing, Selling and Exchanging Fund Shares:

	Minimum Initial Investment	Subsequent Minimum Investment
Class A Shares and Class C Shares	$500	$50
Institutional Shares	$100,000	$10,000

You may redeem your shares of the Fund on any business day that the NYSE is open for business. Shares may be redeemed by written redemption request, telephone or wire transfer.

Taxes: The Fund’s distributions may be taxable as ordinary income or capital gains, unless your investment is in an IRA, 401(k) or other tax-advantaged investment plans, or when the distribution is derived from tax-exempt income.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Value Fund through a broker-dealer or other financial intermediary (such as a bank), the Value Fund and its related companies may pay the intermediary for the sale of the Value Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Value Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

(the “Municipal Tax Free Bond Fund”)

SUMMARY SECTION

Investment Objective: The Municipal Tax Free Bond Fund seeks to provide high current income that is exempt from federal income tax, including alternative minimum tax.

Fees and Expenses of the Municipal Tax Free Bond Fund: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Municipal Tax Free Bond Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below. The sales charge you pay for Class A Shares of the Municipal Tax Free Bond Fund depends upon the dollar amount invested. You may qualify for sales charge discounts if you invest at least $250,000 in the funds comprising the Spirit of America Investment Funds, Inc., which include the Spirit of America Real Estate Growth and Income Fund, the Spirit of America Large Cap Value Fund, the Spirit of America Municipal Tax Free Bond Fund, the Spirit of America Income Fund, the Spirit of America Utilities Fund and the Spirit of America Energy Fund, collectively referred to as the “Spirit of America Investment Funds.” (In addition, the Spirit of America Energy Fund, which is offered in a separate prospectus, offers sales charge discounts if you invest at least $25,000 in that fund.) More information about these and other discounts is available from your financial professional and in the sections titled “Additional Information About How to Purchase Shares” and “Distribution Arrangements – Sale of Class A Shares” of the Municipal Tax Free Bond Fund’s prospectus and in the section titled “How to Purchase Shares” of the Municipal Tax Free Bond Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load)(1) (as a percentage of net asset value)	1.00%	1.00%	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares	Class C Shares	Institutional Shares
Management Fees	0.60%	0.60%	0.60%
Distribution (12b-1) Fees	0.15%	1.00%	0.00%
Other Expenses	0.68%	0.68%	0.68%
Total Annual Fund Operating Expenses	1.43%	2.28%	1.28%
Fee Waiver and/or Expense Reimbursement(2)	(0.50)%	(0.50)%	(0.51)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	0.93%	1.78%	0.77%

(1)	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be imposed on redemptions of Class A Shares that were purchased within one year of the redemption date where an indirect commission was paid. CDSC on Class C Shares applies to shares sold within 13 months of purchase.
(2)	Spirit of America Management Corp. (the “Adviser”) has contractually agreed to waive advisory fees and/or reimburse expenses under an Operating Expenses Agreement so that the total operating expenses will not exceed 0.90%, 1.75% and 0.75% of the Class A Shares, Class C Shares and Institutional Shares average daily net assets, respectively, through April 30, 2027. The waiver does not include front end or contingent deferred loads, taxes, interest, dividend expenses, brokerage commissions, acquired fund fees and expenses, or expenses incurred in connection with any merger, reorganization, or extraordinary expenses such as litigation. Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Fund within the following three years, provided the Fund is able to make such reimbursement and remain in compliance with the expense limitations stated above. The Operating Expenses Agreement may be terminated at any time, by the Board of Directors, on behalf of the Fund, upon sixty days written notice to the Adviser.

Example: This Example is intended to help you compare the cost of investing in the Municipal Tax Free Bond Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Municipal Tax Free Bond Fund for the time periods indicated and that you sell your shares at the end of those periods. The example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and the expense waiver/reimbursement remains in place for only the first year. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Municipal Tax Free Bond Fund would be:

	1 year	3 years	5 years	10 years
Class A Shares	$565	$859	$1,174	$2,066
Class C Shares – no redemption	$181	$664	$1,175	$2,577
Class C Shares – with redemption	$281	$664	$1,175	$2,577
Institutional Shares	$79	$355	$653	$1,500

Portfolio Turnover: The Municipal Tax Free Bond Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Municipal Tax Free Bond Fund’s performance. During the most recent fiscal year ended December 31, 2025, the Municipal Tax Free Bond Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

Principal Investment Strategies: The Municipal Tax Free Bond Fund seeks to achieve its investment objectives by investing, under normal circumstances, at least 80% of its assets in municipal bonds that are exempt from federal income tax, including the alternative minimum tax (“AMT”). Typically, municipal bonds are issued by or on behalf of states and local governments and their agencies, authorities and/or other instrumentalities. The portfolio manager seeks out municipal bonds with the potential to offer high current income, generally focusing on municipal bonds that can provide consistently attractive current yields. Although the Municipal Tax Free Bond Fund tends to maintain a long-weighted average maturity, there are no maturity restrictions on the Municipal Tax Free Bond Fund or on individual securities.

The Municipal Tax Free Bond Fund intends to invest a substantial portion of its assets in high yield municipal bonds and “private activity” bonds that, at the time of purchase, are rated below investment grade by Standard and Poor’s, Moody’s or Fitch, or if unrated, determined by the Fund to be of comparable quality (i.e., “junk bonds”). The Municipal Tax Free Bond Fund may also invest, without limitation, in higher rated municipal bonds. The Municipal Tax Free Bond Fund may invest a portion of its total assets in “private activity” bonds whose interest is a tax-preference item for purposes of the AMT. For Municipal Tax Free Bond Fund investors subject to the AMT, distributions derived from “private activity” bonds must be included in their AMT calculations and, as such, a portion of the Municipal Tax Free Bond Fund’s distribution may be subject to federal income tax.

The Municipal Tax Free Bond Fund may also invest a portion of its total assets in municipal bonds that finance projects such as those relating to utilities, transportation, health care, housing and education, and a portion of its total assets in industrial development bonds.

The Municipal Tax Free Bond Fund may invest in other debt obligations, including two types of municipal bonds known as tobacco settlement revenue bonds and tobacco bonds subject to a state’s appropriation pledge (“Tobacco Bonds”).

The Municipal Tax Free Bond Fund may invest in municipal lease agreements and certificates of participation. Municipal leases are used by state and local governments to obtain financing to acquire land, equipment or facilities. Certificates of participation represent a proportionate interest in payments made under municipal lease obligations.

The Municipal Tax Free Bond Fund may invest in other types of fixed income instruments including securities issues by entities, such as trusts, whose underlying assets are municipal bonds. The Municipal Tax Free Bond Fund may also invest in private placements. At times, the Municipal Tax Free Bond Fund’s holdings may be focused on a particular state or geographic region.

Principal Risks of Investing in the Municipal Tax Free Bond Fund: An investment in the Municipal Tax Free Bond Fund could lose money over short or long periods of time. You should expect and be able to bear the risk that the Municipal Tax Free Bond Fund’s share price will fluctuate within a wide range. There is no assurance that the Municipal Tax Free Bond Fund will achieve its investment objective. The Municipal Tax Free Bond Fund’s performance could be adversely affected by the following principal risks. Each risk summarized below is a principal risk of investing in the Municipal Tax Free Bond Fund and different risks may be more significant at different times depending upon market conditions or other factors.

●	Interest Rate Risk – Interest rate risk is the possibility that overall bond prices will decline because of rising interest rates. Interest rate risk is expected to be high for the Municipal Tax Free Bond Fund because it invests mainly in long-term bonds, whose prices are much more sensitive to interest rate fluctuations than are the prices of short-term bonds.

●	Credit Risk – Credit risk is the possibility that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Credit risk should be moderate to high for the Municipal Tax Free Bond Fund because it seeks to invest a portion of the Fund’s assets in low-quality bonds.

●	Call Risk – Call risk is the possibility that during periods of falling interest rates, issuers of callable bonds may call (redeem) higher coupon rate bonds before their maturity dates. The Municipal Tax Free Bond Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Municipal Tax Free Bond Fund’s income. Call risk is typically higher for long-term bonds.

●	Market Risk – The market value of the Municipal Tax Free Bond Fund’s investments will fluctuate as the respective markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy or it may affect the market as a whole. Performance of the Municipal Tax Free Bond Fund can be affected by unexpected local, state, regional, national or global events (e.g., significant earnings shortfalls or gains, inflation, recessions, government shutdowns, market closures, market manipulation and other fraudulent practices, war, military conflict, political and geopolitical events, acts of terrorism, the spread of infectious diseases or other public health issues, natural and environmental disasters, trade disputes, tariff arrangements, sanctions, and cybersecurity attacks) that cause major price changes in individual securities or market sectors. The securities purchased by the Municipal Tax Free Bond Fund may not appreciate in value as the Adviser anticipates. For additional information regarding Market Risk, refer to “Market Risk” in the section titled “Additional Information About the Investment Objectives, Principal Investment Strategies and Related Risks of the Funds” in the Fund’s prospectus.

●	Credit Risks of Lower-Grade Securities – Credit risks of lower-grade securities is the possibility that municipal securities rated below investment grade, or unrated of similar quality (i.e., “junk bonds”), may be subject to greater price fluctuations and risks of loss of income and principal than investment grade municipal securities. Securities that are (or that have fallen) below investment-grade have a greater risk that the issuers may not meet their debt obligations. These types of securities are generally considered speculative in relation to the issuer’s ongoing ability to make principal and interest payments. During periods of rising interest rates or economic downturn, the trading market for these securities may not be active and may reduce the Municipal Tax Free Bond Fund’s ability to sell these securities (see “Liquidity Risk,” described under “Additional Information about the Investment Objectives, Principal Investment Strategies and Related Risks of the Municipal Tax Free Bond Fund” below) at an acceptable price. If the issuer of securities defaults on its payment of interest or principal, the Municipal Tax Free Bond Fund may lose its entire investment in those securities.

●	Industrial Development Bond Risk − Industrial development bonds are revenue bonds issued by or on behalf of public authorities to obtain funds to finance various public and/or privately operated facilities. To the extent that investments in the industrial development sector represent a significant portion of the Municipal Tax Free Bond Fund’s portfolio, it will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the industrial development sector. These bonds are normally secured only by the revenues from the project and are not general obligations of the issuer or otherwise secured by state or local government tax receipts. Generally, the value and credit quality of these bonds are sensitive to the risks related to an economic slowdown.

●	Municipal Securities Risk − Municipal securities risk includes the risk that issuers of municipal securities (such as municipal bonds and certificates of participation in municipal lease agreements), including governmental issuers, may be unable to pay their obligations as they come due. The values of municipal securities that depend on a specific revenue source to fund their payment obligations may fluctuate as a result of actual or anticipated changes in the cash flows generated by the revenue source or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source. The values of municipal securities held by the Municipal Tax Free Bond Fund may be adversely affected by local political, economic and other conditions and developments. For example, COVID-19 significantly stressed the financial resources of many municipal issuers, which may impair a municipal issuer’s ability to meet its financial obligations when due and could adversely impact the value of its bonds, which could negatively impact the performance of the Municipal Tax Free Bond Fund. In addition, income from municipal securities held by the Municipal Tax Free Bond Fund could be declared taxable because of, among other things, unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of an issuer or other obligated party. Loss of tax-exempt status may cause interest received and distributed to shareholders by the Municipal Tax Free Bond Fund to be taxable and may result in a significant decline in the values of such municipal securities.

●	Portfolio Management Risk – The Municipal Tax Free Bond Fund’s ability to achieve its investment objective is dependent on the Adviser’s ability to identify profitable investment opportunities for the Fund. The bonds purchased by the Adviser may not perform as anticipated.

●	State Specific Risk – State specific risk is the possibility that if the Municipal Tax Free Bond Fund invests significantly in the municipal bonds of a particular state, the bonds of that state may be affected significantly by economic, political or regulatory developments affecting the ability of that state’s issuers to pay interest or principal on their obligations.

●	Tobacco Bond Risk – Tobacco Bond risk is the possibility that payments of principal and interest, which are not generally backed by the full faith, credit or taxing power of the state or local government, may, with respect to “Tobacco Settlement Revenue Bonds,” be affected by fluctuations in the future revenue flow from tobacco companies used to secure these payments or, in the case of “Subject to Appropriation Tobacco Bonds,” by a state’s inability or failure to pass a specific periodic appropriation to pay interest and/or principal on the bonds as the payments come due.

Suitability: An investment in the Municipal Tax Free Bond Fund may be suitable for intermediate to long-term investors who seek high current income exempt from federal income tax. Investors should be willing to accept the risks and potential volatility of such investments.

Performance Information: The bar chart and performance table below illustrate the risks of investing in the Municipal Tax Free Bond Fund by showing changes in the Municipal Tax Free Bond Fund’s performance from year to year and by showing how the Municipal Tax Free Bond Fund’s average annual total returns compare with those of a broad measure of market performance. The Municipal Tax Free Bond Fund’s past performance (before and after taxes) does not necessarily indicate how the Municipal Tax Free Bond Fund will perform in the future.

The bar chart shows the changes in annual total returns from inception for the Municipal Tax Free Bond Fund’s Class A Shares. Sales loads and account fees are not reflected in the bar chart; if they were, returns would be less than those shown. Updated performance information, current through the most recent month end, is available by calling Ultimus Fund Solutions, LLC, the Fund’s transfer agent (the “Transfer Agent”), at 1-800-452-4892.

The performance information displayed in the bar chart is the performance of Class A Shares only, which will differ from Class C Shares and Institutional Shares to the extent the classes do not have the same expenses and inception dates.

Municipal Tax Free Bond Fund’s Annual Returns (%)

Class A Shares

Best Quarter	5.97%	in the quarter ended December 31, 2023
Worst Quarter	(5.07)%	in the quarter ended March 31, 2022

The performance table shows how the Municipal Tax Free Bond Fund’s average annual return compares with that of a broad-based securities index.

PERFORMANCE TABLE

(Average annual total returns for the periods ended December 31, 2025)

	1 Year	5 Years	10 Years	Since Inception(1)
Spirit of America Municipal Tax Free Bond Fund – Class A
Return Before Taxes	(1.07)%	(0.68)%	1.13%	2.51%
Return After Taxes on Distributions(2)(3)	(1.07)%	(0.69)%	1.12%	2.45%
Return After Taxes on Distributions and Sale of Fund Shares(2)(3)	0.59%	0.00%	1.46%	2.65%
Spirit of America Municipal Tax Free Bond Fund – Class C
Return Before Taxes	2.05%	(0.54)%	N/A	0.69%
Spirit of America Municipal Tax Free Bond Fund – Institutional
Return Before Taxes	4.08%	0.45%	N/A	1.16%
Bloomberg Municipal Bond Index(4)	4.25%	0.80%	2.34%	3.65%

(1)	Class A Shares of the Municipal Tax Free Bond Fund commenced operations on February 29, 2008. Class C Shares of the Municipal Tax Free Bond Fund commenced operations on March 15, 2016. Institutional Shares of the Municipal Tax Free Bond Fund commenced operations on May 1, 2020.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns shown are for Class A Shares and will vary from after-tax returns for Class C Shares and Institutional Shares to the extent that the classes do not have the same expenses and inception dates.
(3)	Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a loss realized on the sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.
(4)	The Bloomberg Municipal Bond Index is an unmanaged index that covers the U.S. dollar-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. The Since Inception performance reported for the Bloomberg Municipal Bond Index is reflective of the inception date of Class A Shares of the Municipal Tax Free Bond Fund. A direct investment in an index is not possible.

Investment Adviser: Spirit of America Management Corp., with an address at 477 Jericho Turnpike, P.O. Box 9006, Syosset, NY 11791-9006.

Portfolio Managers: Mark Reilly serves as the Portfolio Manager and is primarily responsible for the day-to-day management of the Municipal Tax Free Bond Fund. Mr. Reilly has been the Portfolio Manager of the Municipal Tax Free Bond Fund since January 10, 2018. Mr. Reilly has been associated with the Adviser since November 18, 2015.

Douglas Revello serves as the Co-Portfolio Manager of the Municipal Tax Free Bond Fund. Mr. Revello served as Portfolio Manager of the Municipal Tax Free Bond Fund from November 17, 2015 until January 10, 2018 and prior to that he served as Co- Portfolio Manager of the Municipal Tax Free Bond Fund from May 18, 2009 until November 17, 2015. Mr. Revello has been associated with the Adviser since May 18, 2009.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Municipal Tax Free Bond Fund.

Purchasing, Selling and Exchanging Fund Shares:

	Minimum Initial Investment	Subsequent Minimum Investment
Class A Shares and Class C Shares	$500	$50
Institutional Shares	$100,000	$10,000

You may redeem your shares of the Municipal Tax Free Bond Fund on any business day that the NYSE is open for business. Shares may be redeemed by written redemption request, telephone or wire transfer.

Taxes: The Municipal Tax Free Bond Fund attempts to invest primarily in tax-exempt obligations, however, to the extent that the Municipal Tax Free Bond Fund’s distributions are taxable, they will be taxed as ordinary income or capital gains, unless your investment is in an IRA, 401(k) or other tax-advantaged investment plans, or when the distribution is derived from tax-exempt income.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Municipal Tax Free Bond Fund through a broker-dealer or other financial intermediary (such as a bank), the Municipal Tax Free Bond Fund and its related companies may pay the intermediary for the sale of the Municipal Tax Free Bond Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Municipal Tax Free Bond Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SPIRIT OF AMERICA INCOME FUND

(the “Income Fund”)

SUMMARY SECTION

Investment Objective: The Income Fund seeks to provide high current income.

Fees and Expenses of the Income Fund: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Income Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below. The sales charge you pay for Class A Shares of the Income Fund depends upon the dollar amount invested. You may qualify for sales charge discounts if you invest at least $250,000 in the funds comprising the Spirit of America Investment Funds, Inc., which include the Spirit of America Real Estate Growth and Income Fund, the Spirit of America Large Cap Value Fund, the Spirit of America Municipal Tax Free Bond Fund, the Spirit of America Income Fund, the Spirit of America Utilities Fund and the Spirit of America Energy Fund, collectively referred to as the “Spirit of America Investment Funds.” (In addition, the Spirit of America Energy Fund, which is offered in a separate prospectus, offers sales charge discounts if you invest at least $25,000 in that fund.) More information about these and other discounts is available from your financial professional and in the sections titled “Additional Information About How to Purchase Shares” and “Distribution Arrangements – Sale of Class A Shares” of the Income Fund’s prospectus and in the section titled “How to Purchase Shares” of the Income Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None
Maximum Deferred Sales Charge (Load)(1) (as a percentage of net asset value)	1.00%	1.00%	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares	Class C Shares	Institutional Shares
Management Fees	0.60%	0.60%	0.60%
Distribution (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.49%	0.49%	0.49%
Total Annual Fund Operating Expenses	1.34%	2.09%	1.09%
Fee Waiver and/or Expense Reimbursements(2)	(0.20)%	(0.20)%	(0.19)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	1.14%	1.89%	0.90%

(1)	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be imposed on redemptions of Class A Shares that were purchased within one year of the redemption date where an indirect commission was paid. CDSC on Class C Shares applies to shares sold within 13 months of purchase.

(2)	Spirit of America Management Corp. (the “Adviser”) has contractually agreed to waive advisory fees and/or reimburse expenses under an Operating Expenses Agreement so that the total operating expenses will not exceed 1.10%, 1.85% and 0.85% of the Class A Shares, Class C Shares and Institutional Shares average daily net assets, respectively, through April 30, 2027. The waiver does not include front end or contingent deferred loads, taxes, interest, dividend expenses, brokerage commissions, acquired fund fees and expenses, or expenses incurred in connection with any merger, reorganization, or extraordinary expenses such as litigation. Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Fund within the following three years, provided the Fund is able to make such reimbursement and remain in compliance with the expense limitations stated above. The Operating Expenses Agreement may be terminated at any time, by the Board of Directors, on behalf of the Fund, upon sixty days written notice to the Adviser.

Example: This Example is intended to help you compare the cost of investing in the Income Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Income Fund for the time periods indicated and that you sell your shares at the end of those periods. The example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and the expense waiver/reimbursement remains in place for only the first year. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Income Fund would be:

	1 year	3 years	5 years	10 years
Class A Shares	$586	$861	$1,156	$1,994
Class C Shares – no redemption	$192	$636	$1,105	$2,405
Class C Shares – with redemption	$292	$636	$1,105	$2,405
Institutional Shares	$92	$328	$582	$1,312

Portfolio Turnover: The Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Income Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Income Fund’s performance. During the most recent fiscal year ended December 31, 2025, the Income Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies: The Income Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in a portfolio of taxable municipal bonds, income producing convertible securities, preferred stocks, high yield U.S. corporate bonds (i.e., “junk bonds”), and collateralized mortgage obligations (“CMOs”). A CMO is a mortgage-backed bond that separates mortgage pools into different maturity classes. Payments of principal and interest are passed through to each bond issue at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. The Income Fund may also invest in U.S. government agency securities issued or guaranteed by U.S. government-sponsored enterprises and federal agencies, including securities issued by the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”), and the Government National Mortgage Association (“GNMA”). Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the U.S. Treasury. These also include securities issued by eligible private depository institutions and guaranteed by the Federal Deposit Insurance Corporation (“FDIC”). High yield bonds are rated below investment grade (BB and lower). The Portfolio Manager seeks out high yield bonds with the potential to offer high current income, generally focusing on high yield bonds that can provide consistently attractive current yields. High yield bonds offer high income in an effort to compensate investors for the higher risk of default (failure to make required interest or principal payments). The Income Fund may also invest in higher rated (above BB) bonds. Although the Income Fund expects to maintain a long-weighted average maturity, there are no maturity restrictions on the Income Fund or on individual securities. Typically, the investments in the Income Fund will be subject to federal income taxation.

The Income Fund may also invest in master limited partnerships (“MLPs”), equity securities of dividend paying companies and private placements.

Principal Risks of Investing in the Income Fund: An investment in the Income Fund could lose money over short or long periods of time. You should expect and be able to bear the risk that the Income Fund’s share price will fluctuate within a wide range. There is no assurance that the Income Fund will achieve its investment objective. The Income Fund’s performance could be adversely affected by the following principal risks. Each risk summarized below is a principal risk of investing in the Income Fund and different risks may be more significant at different times depending upon market conditions or other factors.

●	Interest Rate Risk – Interest rate risk is the possibility that overall bond prices will decline because of rising interest rates. Even GNMAs and other agency securities (whose principal and interest payments are guaranteed) can decline in price if rates rise. Interest rate risk is expected to be high for the Income Fund because it invests, without limitation, in long-term bonds, whose prices are much more sensitive to interest fluctuations than are the prices of short-term bonds.

●	Credit Risk – Credit risk is the possibility that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Credit risk is significant for the Income Fund because it seeks to invest a portion of the Income Fund’s assets in low-quality bonds. Even if there is no actual default, it is probable that a bond will decline in price if its credit quality declines and its bond rating is downgraded to a lower category. The Income Fund attempts to reduce portfolio credit risk by diversifying its holdings and carefully researching issuer credit quality.

●	Call Risk – Call risk is the possibility that during periods of falling interest rates, issuers of callable bonds may call (redeem) higher coupon rate bonds before their maturity dates. The Income Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Income Fund’s income. Call risk is typically higher for long-term bonds.

●	Dividend Payment Risk – The risk that a portfolio holding is unable to maintain dividend payments at historical levels.

●	Market Risk – The market value of the Income Fund’s investments will fluctuate as the respective markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy or it may affect the market as a whole. Performance of the Income Fund can be affected by unexpected local, state, regional, national or global events (e.g., significant earnings shortfalls or gains, inflation, recessions, government shutdowns, market closures, market manipulation and other fraudulent practices, war, military conflict, political and geopolitical events, acts of terrorism, the spread of infectious diseases or other public health issues, natural and environmental disasters, trade disputes, tariff arrangements, sanctions, and cybersecurity attacks) that cause major price changes in individual securities or market sectors. The securities purchased by the Income Fund may not appreciate in value as the Adviser anticipates. For additional information regarding Market Risk, refer to “Market Risk” in the section titled “Additional Information About the Investment Objectives, Principal Investment Strategies and Related Risks of the Funds” in the Fund’s prospectus.

●	Credit Risks of Lower-Grade Securities – Credit risks of lower-grade securities is the possibility that bonds rated below investment grade, or unrated of similar quality (i.e., “junk bonds”), may be subject to greater price fluctuations and risks of loss of income and principal than investment-grade securities. High yield bond issuers often include small or relatively new companies lacking the operating history or capital to warrant investment grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads. Securities that are (or that have fallen) below investment-grade have a greater risk that the issuers may not meet their debt obligations. These types of securities are generally considered speculative in relation to the issuer’s ongoing ability to make principal and interest payments. During periods of rising interest rates or economic downturn, the trading market for these securities may not be active and may reduce the Income Fund’s ability to sell these securities (see “Liquidity Risk”, described under “Additional Information about the Investment Objectives, Principal Investment Strategies and Related Risks of the Income Fund” below) at an acceptable price. If the issuer of securities is in default in payment of interest or principal, the Income Fund may lose its entire investment in those securities.

●	Preferred Securities Risk – Preferred securities can decrease in value for a variety of reasons, including decreases in response to the activities of an individual company or in response to general market and/or economic conditions. The market value of all securities, including preferred securities, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth. Preferred securities may be less liquid than common securities and may be subject to more fluctuations in market value, due to changes in market participants’ perceptions of the issuer’s ability to continue to pay dividends, than debts of the same issuer.

●	Equity Securities Risk – Equity securities are susceptible to general market fluctuations and volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Factors that may influence the price of equity securities include developments affecting a specific company or industry, or changing economic, political or market conditions.

●	MLP Risk – Investing in MLPs involve risks that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right, as described in more detail in the prospectus. In addition, investments in MLPs subject the Income Fund to risks associated with the specific industry or industries in which the MLPs invest. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.

●	Portfolio Management Risk – The Income Fund’s ability to achieve its investment objective is dependent on the Adviser’s ability to identify profitable investment opportunities for the Fund. The securities purchased by the Adviser may not perform as anticipated.

●	Private Placement Risk − Private placement risk is the risk that investments in private placements are illiquid. Privately placed securities may be difficult to sell promptly or at reasonable prices and might thereby cause the Income Fund difficulty in satisfying redemption requests. Privately placed securities are typically fair valued and generally have no secondary trading market; therefore, such investments may be more difficult to value than publicly traded securities. Difficulty in valuing a private placement may make it difficult to accurately determine the Income Fund’s exposure to private placement investments, which could cause it to invest to a greater extent than permitted in illiquid investments and subject it to increased risks. Private placement investments may involve a high degree of business and financial risk and may result in substantial losses. These factors may have a negative effect on the Income Fund’s performance.

●	Risks of CMOs – Risks of CMOs is the possibility that the Income Fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss, if there are defaults on the mortgage loans underlying the CMOs. This risk may be increased to the extent that the underlying mortgages include sub-prime mortgages and in relation to the level of subordination of the category of the CMOs held by the Income Fund. In addition, CMOs may be less liquid or may exhibit greater price volatility than other types of mortgages or asset-backed securities. Some CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on the effective maturities of certain issues of these securities is magnified. CMO risk also depends on the issuer. While CMO collateral is typically issued by GNMA, FNMA or FHLMC, the CMO itself may be issued by a private party, such as a brokerage firm, that is not covered by government guarantees. CMO collateral may also include different or specialized types of mortgage loans or mortgage loan pools, letters of credit, or other types of credit enhancements and these so-called “private label” CMOs are the sole obligation of their issuer.

●	U.S. Government Securities Risk – Although U.S. Government securities are considered among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

Suitability: An investment in the Income Fund may be suitable for intermediate to long-term investors who seek high current income. Investors should be willing to accept the risks and potential volatility of such investments.

Performance Information: The bar chart and performance table below illustrate the risks of investing in the Income Fund by showing changes in the Income Fund’s performance from year to year and by showing how the Income Fund’s average annual total returns compare with those of a broad measure of market performance. The Income Fund’s past performance (before and after taxes) does not necessarily indicate how the Income Fund will perform in the future.

The bar chart shows the changes in annual total returns from inception for the Income Fund’s Class A Shares. Sales loads and account fees are not reflected in the bar chart; if they were, returns would be less than those shown. Updated performance information, current through the most recent month end, is available by calling Ultimus Fund Solutions, LLC, the Fund’s transfer agent (the “Transfer Agent”), at 1-800-452-4892.

The performance information displayed in the bar chart is the performance of Class A Shares only, which will differ from Class C Shares and Institutional Shares to the extent the classes do not have the same expenses and inception dates.

Income Fund’s Annual Returns (%)

Class A Shares

Best Quarter	6.85%	in the quarter ended December 31, 2023
Worst Quarter	(6.14)%	in the quarter ended June 30, 2022

The performance table shows how the Income Fund’s average annual return compares with that of a broad-based securities index.

PERFORMANCE TABLE

(Average annual total returns for the periods ended December 31, 2025)

	1 Year	5 Years	10 Years	Since Inception(1)
Spirit of America Income Fund – Class A
Return Before Taxes	1.47%	0.86%	3.29%	5.46%
Return After Taxes on Distributions(2)(3)	(0.73)%	(1.13)%	1.48%	3.45%
Return After Taxes on Distributions and Sale of Fund Shares(2)(3)	1.29%	0.03%	1.88%	3.52%
Spirit of America Income Fund – Class C
Return Before Taxes	4.71%	1.07%	N/A	2.89%
Spirit of America Income Fund – Institutional
Return Before Taxes	6.74%	2.08%	N/A	3.54%
Bloomberg U.S. Aggregate Bond Index(4)	7.30%	(0.36)%	2.01%	2.86%

(1)	Class A Shares of the Income Fund commenced operations on December 31, 2008. Class C Shares of the Income Fund commenced operations on March 15, 2016. Institutional Shares of the Income Fund commenced operations on May 1, 2020.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns shown are for Class A Shares and will vary from after-tax returns for Class C Shares and Institutional Shares to the extent that the classes do not have the same expenses and inception dates.
(3)	Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.
(4)	The Bloomberg U.S. Aggregate Bond Index is an unmanaged index that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The Bloomberg U.S. Aggregate Bond Index includes U.S. Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency). The performance of an index assumes no transaction costs, taxes, management fees or other expenses. The Since Inception performance reported for the Bloomberg U.S. Aggregate Bond Index is reflective of the inception date of Class A Shares of the Income Fund. A direct investment in an index is not possible.

Investment Adviser: Spirit of America Management Corp., with an address at 477 Jericho Turnpike, P.O. Box 9006, Syosset, NY 11791-9006.

Portfolio Managers: Mark Reilly serves as the Portfolio Manager and is primarily responsible for the day-to-day management of the Income Fund. Mr. Reilly became the Co-Portfolio Manager of the Income Fund effective November 18, 2015 and transitioned to Portfolio Manager on July 1, 2016. Mr. Reilly has been associated with the Adviser since November 18, 2015.

Douglas Revello serves as Co-Portfolio Manager of the Income Fund and has served in this capacity since May 1, 2018. Mr. Revello has been associated with the Adviser since May 18, 2009.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Income Fund.

Purchasing and Selling Fund Shares:

	Minimum Initial Investment	Subsequent Minimum Investment
Class A Shares and Class C Shares	$500	$50
Institutional Shares	$100,000	$10,000

You may redeem your shares of the Income Fund on any business day that the NYSE is open for business. Shares may be redeemed by written redemption request, telephone or wire transfer.

Taxes: The Income Fund’s distributions may be taxable as ordinary income or capital gains, unless your investment is in an IRA, 401(k) or other tax-advantaged investment plans, or when the distribution is derived from tax-exempt income.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Income Fund through a broker-dealer or other financial intermediary (such as a bank), the Income Fund and its related companies may pay the intermediary for the sale of the Income Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Income Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SPIRIT OF AMERICA UTILITIES FUND

(the “Utilities Fund”)

SUMMARY SECTION

Investment Objective: The investment objective of the Utilities Fund is to provide investors current income and capital appreciation.

Fees and Expenses of the Utilities Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Utilities Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below. The sales charge you pay for Class A Shares of the Utilities Fund depends upon the dollar amount invested. You may qualify for sales charge discounts if you invest at least $250,000 in the funds comprising the Spirit of America Investment Funds, Inc., which include the Utilities Fund, the Spirit of America Energy Fund, the Spirit of America Real Estate Income and Growth Fund, the Spirit of America Large Cap Value Fund, the Spirit of America Municipal Tax Free Bond Fund, and the Spirit of America Income Fund, collectively referred to as the “Spirit of America Investment Funds.” (In addition, the Spirit of America Energy Fund, which is offered in a separate prospectus, offers sales charge discounts if you invest at least $25,000 in that fund.) More information about these and other discounts is available from your financial professional and in the sections titled “Additional Information About How to Purchase Shares” and “Distribution Arrangements – Sale of Class A Shares” of the Utilities Fund’s prospectus and in the section titled “How to Purchase Shares” of the Utilities Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load)(1) (as a percentage of net asset value)	1.00%	1.00%	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares	Class C Shares	Institutional Shares
Management Fees	0.97%	0.97%	0.97%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.47%	0.46%	0.46%
Total Annual Fund Operating Expenses	1.69%	2.43%	1.43%
Fee Waiver and/or Expense Reimbursements(2)	(0.16)%	(0.14)%	(0.15)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(2)	1.53%	2.29%	1.28%

(1)	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be imposed on redemptions of Class A shares that were purchased within one year of the redemption date where an indirect commission was paid. CDSC on Class C Shares applies to shares sold within 13 months of purchase.
(2)	Spirit of America Management Corp. (the “Adviser”) has contractually agreed to waive advisory fees and/or reimburse expenses under an Operating Expenses Agreement so that the total operating expenses will not exceed 1.53%, 2.28% and 1.28% of the Class A Shares, Class C Shares and Institutional Shares average daily net assets, respectively, until April 30, 2027. The waiver does not include front-end or contingent deferred loads, taxes, interest, dividend expenses, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation. Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Fund within the following three years, provided the Fund is able to make such reimbursement and remain in compliance with the lesser of the current expense limit in effect at the time of reimbursement or the prior expense limit in effect for the period for which the reimbursement of fees waived or expenses reimbursed is sought. The Operating Expenses Agreement may be terminated at any time, by the Board of Directors, on behalf of the Fund, upon sixty days written notice to the Adviser.

Example: This Example is intended to help you compare the cost of investing in the Utilities Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Utilities Fund for the time periods indicated and that you sell your shares at the end of those periods. The example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and the expense waiver/reimbursement remains in place for only the first year. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 year	3 years	5 years	10 years
Class A Shares	$722	$1,062	$1,426	$2,445
Class C Shares – no redemption	$232	$744	$1,283	$2,756
Class C Shares – with redemption	$332	$744	$1,283	$2,756
Institutional Shares	$130	$438	$767	$1,700

Portfolio Turnover: The Utilities Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Utilities Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Utilities Fund’s performance. During the most recent fiscal year ended December 31, 2025, the Utilities Fund’s portfolio turnover rate was 1% of the average value of its portfolio.

Principal Investment Strategies: The Utilities Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets plus any borrowings in a combination of securities and other assets of utility and utility related companies. These are companies that are principally engaged in utilities operations such as providing electricity, natural gas, water, internet services, email (electronic mail), data communications, mobile and cellular infrastructure to the public. The Utilities Fund considers a company to be in or related to the utilities industry if, at the time of the investment, the Fund determines that at least 50% of the company’s assets or revenues are derived from one or more utilities or utility related functions. As part of its investment process, the Adviser seeks investment opportunities in the utility industry that may provide steady sources of current income and capital appreciation without incurring unnecessary risks. The Utilities Fund’s assets will be invested primarily in a diverse range of dividend paying common stocks within the utilities industry with sound and stable corporate structures. The Utilities Fund seeks to find utility companies that derive their revenue from utility operations with strong underlying value. The Utilities Fund seeks to select utility companies that have a proven dividend history with reliable cash flows.

In addition, the Utilities Fund may invest up to 20% of its net assets plus any borrowings in non-utility related investments, including (i) equity securities, including common stock, preferred stock and convertible preferred stock of non-utility related companies of any capitalization, whether domestic or foreign, with potential for accelerating growth, above-average growth or growth potential, increasing or consistent profitability and/or a proven history of paying consistent dividends; (ii) Master Limited Partnerships (“MLPs”), which are publicly traded partnerships typically engaged in the transport, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources, often referred to as the energy infrastructure; and (iii) fixed income securities of any grade, as well as non-rated fixed income securities, both short-term and long-term, including taxable municipal bonds, income producing convertible securities and corporate bonds.

Principal Risks of Investing in the Utilities Fund: An investment in the Utilities Fund could lose money over short or long periods of time. You should expect and be able to bear the risk that the Utilities Fund’s share price may fluctuate within a wide range. There is no assurance that the Utilities Fund will achieve its investment objective. The Utilities Fund’s performance could be adversely affected by the following principal risks. Each risk summarized below is a principal risk of investing in the Utilities Fund and different risks may be more significant at different times depending upon market conditions or other factors.

●	Equity Securities Risk – Equity securities are susceptible to general market fluctuations and volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Factors that may influence the price of equity securities include developments affecting a specific company or industry, or changing economic, political or market conditions.

●	Utility Industry Risk – The Utilities Fund’s investments in utility companies may be more susceptible to various factors, including government regulation, increases in operating expenses, high interest costs, higher inflation, industry overcapacity, or reduced demand for services or price volatility, including as a result of Russia’s invasion of Ukraine. Utility company equity securities, to the extent they are purchased for their dividend yield, historically have been sensitive to interest rate movements: when interest rates have risen, the stock prices of these companies have tended to fall. In some states, utility companies and their rates are regulated; other states have moved to deregulate such companies thereby causing non-regulated companies’ returns to generally be more volatile and more sensitive to changes in revenue and earnings. Certain utilities companies face risks associated with the operation of nuclear facilities for electric generation, including, among other considerations, litigation, the problems associated with the use of radioactive materials and the effects of natural or man-made disasters. In general, all utility companies may face additional regulation and litigation regarding their power plant operations; increased costs from new or greater regulation of these operations; the need to purchase expensive emissions control equipment or new operations due to regulations; and the availability and cost of fuel, all of which may lower their earnings. The distribution side of the utilities industry also faces increased operational costs related to the natural aging of equipment and the related costs required to provide maintenance, upgrades or replacements to such equipment to insure safe and reliable utility operations.

●	Market Risk – The market value of the Utilities Fund’s investments will fluctuate as the respective markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy or it may affect the market as a whole. Performance of the Utilities Fund can be affected by unexpected local, state, regional, national or global events (e.g., significant earnings shortfalls or gains, inflation, recessions, government shutdowns, market closures, market manipulation and other fraudulent practices, war, military conflict, political and geopolitical events, acts of terrorism, the spread of infectious diseases or other public health issues, natural and environmental disasters, trade disputes, tariff arrangements, sanctions, and cybersecurity attacks) that cause major price changes in individual securities or market sectors. The securities purchased by the Utilities Fund may not appreciate in value as the Adviser anticipates. For additional information regarding Market Risk, refer to “Market Risk” in the section titled “Additional Information About the Investment Objectives, Principal Investment Strategies and Related Risks of the Funds” in the Fund’s prospectus.

●	Concentration Risk – The Utilities Fund invests primarily in utility companies. This means that the Utilities Fund is concentrated in the utility industry. A fund that concentrates its investments in one particular industry is subject to greater risk of loss than a fund that has a more diversified portfolio of investments.

●	Dividend Payment Risk – The risk that a portfolio holding will be unable to maintain dividend payments at historical levels.

●	Foreign Securities Risk – The Fund may invest in foreign securities, including direct investments in securities of foreign issuers and investments in depositary receipts (such as ADRs) that represent indirect interests in securities of foreign issuers. Investments in foreign securities involve certain risks not generally associated with investments in securities of U.S. issuers. Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Foreign securities also involve such risks as currency fluctuation risk, delays in transaction settlements, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, and the difficulty of enforcing obligations in other countries. With any investment in foreign securities, there exist certain economic, political and social risks, including the risk of adverse political developments, nationalization, confiscation without fair compensation and war. These risks are more pronounced in the securities of companies located in emerging markets.

●	Inflation Risk – Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. Recently, inflation rates have risen to the highest levels seen in many decades. As inflation increases, the real value of the Fund’s shares and distributions therefore may decline. Inflation may result in losses to Fund shareholders.

●	Interest Rate Risk – Investments in dividend paying securities involve interest rate risk. When interest rates decline, the value of such securities generally rises. Conversely, when interest rates rise, the value of such securities generally declines. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates and recent inflationary price movements. Interest rates have begun to rise in response to these inflationary price movements and there is a possibility that interest rates will continue to rise in the future.

●	Issuer Risk – The value of a security may decline for a number of reasons that directly relate to an issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

●	Mid-Cap Company Risk – Middle-cap companies may have greater potential for losses and be more vulnerable to adverse business or economic events than larger, more established companies and their securities may be riskier than those issued by large-cap companies and harder to sell at a favorable time and price. Mid-cap companies may fall out of favor with investors, have limited product lines, operating histories or financial resources, and may be dependent upon a particular niche of the market. Securities issued by mid-cap companies may have a value based in substantial part on future expectations rather than current achievements and their prices may move sharply, especially during market upturns and downturns.

●	MLP Risk – Investing in MLPs involve risks that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right, as described in more detail in the prospectus. In addition, investments in MLPs subject the Utilities Fund to risks associated with the specific industry or industries in which the MLPs invest. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.

●	Portfolio Management Risk – The Utilities Fund’s ability to achieve its investment objective is dependent on the Adviser’s ability to identify profitable investment opportunities for the Fund. The securities purchased by the Adviser may not perform as anticipated.

●	Regulatory Risk – The Utilities Fund’s investments in utility companies may lose value because of changes in the amounts and types of governmental and environmental regulation.

●	“Return of Capital” Risk – The Utilities Fund’s distributions may represent a non-taxable return of capital. A return of capital distribution is a distribution in excess of current and accumulated earnings and profits. A return of capital distribution is tax free to the extent of a shareholder’s basis in its Fund shares and reduces the shareholder’s basis to that extent. A distribution consisting of return of capital should not be considered as the dividend yield or total return of an investment. Shareholders who receive the payment of a distribution consisting of a return of capital may be under the impression that they are receiving net profits when they are not.

●	Small Cap Company Risk – Smaller companies may present greater opportunities for capital appreciation but may involve greater risk than larger, more mature issuers. Such smaller companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, the prices of their securities may fluctuate more than those of larger issuers.

Suitability: An investment in the Utilities Fund may be suitable for long-term investors who wish to invest a portion of their overall equity portfolio in a mutual fund that invests primarily in utility companies. Investors should be willing to accept the risks and potential volatility of such investments and the risks of a fund that concentrates in a single industry.

Performance Information: The bar chart and performance table below illustrate the risks of investing in the Utilities Fund by showing changes in the Fund’s performance from year to year and by showing how the Utilities Fund’s average annual total returns compare with those of a broad measure of market performance. The Utilities Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the changes in annual total returns from inception for the Utilities Fund’s Class A Shares. Sales loads and account fees are not reflected in the bar chart; if they were, returns would be less than those shown. Updated performance information, current through the most recent month end, is available by calling Ultimus Fund Solutions, LLC, the Fund’s transfer agent (the “Transfer Agent”), at 1-800-452-4892.

The performance information displayed in the bar chart is the performance of Class A Shares only, which will differ from Class C Shares and Institutional Shares to the extent the classes do not have the same expenses and inception dates.

Utilities Fund’s Annual Returns (%)

Class A Shares

Best Quarter	17.41%	in the quarter ended September 30, 2024
Worst Quarter	(3.53)%	in the quarter ended December 31, 2024

The performance table shows how the Utilities Fund’s average annual return compares with that of a broad-based securities index.

PERFORMANCE TABLE

(Average annual total returns for the periods ended December 31, 2025)

	1 Year	Since Inception(1)
Spirit of America Utilities Fund – Class A
Return Before Taxes	7.96%	8.54%
Return After Taxes on Distributions(2)(3)	7.63%	7.00%
Return After Taxes on Distributions and Sale of Fund Shares(2)(3)	4.95%	5.94%
Spirit of America Utilities Fund – Class C
Return Before Taxes	12.72%	9.92%
Spirit of America Utilities Fund – Institutional
Return Before Taxes	14.85%	11.03%
S&P 500® Index(4)	17.88%	21.19%
S&P 500® Utilities Sector Index(5)	16.04%	11.07%

(1)	Class A Shares, Class C Shares and Institutional Shares of the Utilities Fund commenced operations on January 31, 2023.
(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns shown are for Class A Shares and will vary from after-tax returns for Class C Shares and Institutional Shares to the extent that the classes do not have the same expenses and inception dates.
(3)	Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a loss realized on sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

(4)	The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. The Since Inception performance reported for the S&P 500® Index is reflective of the inception date of Class A Shares of the Utilities Fund. A direct investment in an index is not possible.
(5)	The S&P 500® Utilities Sector Index is an unmanaged capitalization-weighted index comprised of those companies in the S&P 500® Index that are classified as members of the GICS® utilities sector. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. The Since Inception performance reported for the S&P 500® Utilities Sector Index is reflective of the inception date of Class A Shares of the Utilities Fund. A direct investment in an index is not possible.

Investment Adviser: Spirit of America Management Corp. (the “Adviser”).

Portfolio Managers: Mark Reilly serves as the Portfolio Manager and is primarily responsible for the day-to-day management of the Utilities Fund. Mr. Reilly has been the Portfolio Manager of the Utilities Fund since its inception in 2023. Mr. Reilly has been associated with the Adviser since 2015.

Douglas Revello serves as the Co-Portfolio Manager of the Utilities Fund. Mr. Revello has been the Co-Portfolio Manager of the Utilities Fund since its inception in 2023. Mr. Revello has been associated with the Adviser since 2009.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the Utilities Fund.

Purchasing, Selling and Exchanging Fund Shares:

	Minimum Initial Investment	Subsequent Minimum Investment
Class A Shares and Class C Shares	$500	$50
Institutional Shares	$100,000	$10,000

You may purchase or redeem (sell) your shares of the Utilities Fund on each day that the NYSE is open for business. Transactions may be initiated by written request (Spirit of America Investment Fund, Inc., c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246), by telephone or through wire transfer.

Taxes: The Utilities Fund’s distributions may be taxable as ordinary income or capital gains, unless your investment is in an IRA, 401(k) or other tax-advantaged investment plans, or when the distribution is derived from tax exempt income.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase shares of the Utilities Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Utilities Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND

RELATED RISKS OF THE FUNDS

	Real Estate Fund	Value Fund	Municipal Tax Free Bond Fund	Income Fund	Utilities Fund
Investment Objective	Seeks to provide current income and growth of capital.	Seeks to provide capital appreciation with a secondary objective of current income.	Seeks to provide high current income that is exempt from federal income tax, including alternative minimum tax.	Seeks to provide high current income.	Seeks to provide investors current income and capital appreciation.

The Utilities Fund’s investment objective is non-fundamental, which means that it can be changed by the Board of Directors (the “Board”) without shareholder approval. The Utilities Fund would provide shareholders with sixty days advance notice of a change in its investment objective.

Investment Strategies of the Funds

Real Estate Fund

At least 80% of the Real Estate Fund’s total assets will be invested in equity REITs and the equity securities of real estate industry companies. A “real estate industry company” is a company that derives at least 50% of its gross revenues or net profits from either (a) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or (b) products or services related to the real estate industry, like building supplies or mortgage servicing.

When selecting equity securities for the Real Estate Fund, the Adviser focuses on whether the issuer can achieve sustainable growth in cash flow, which is a prerequisite to higher dividend paying capability. The Adviser looks for the economic viability of property markets in which the issuer operates, and the ability of management to add value through strategic focus and operating expertise. The Real Estate Fund purchases equity securities when, in the judgment of the Adviser, the market price for such securities does not adequately reflect its potential. In making this determination, the Adviser will take into account fundamental trends in underlying property markets as determined by site visits, price-earnings ratios for real estate companies, cash flow growth and stability, the relationship between asset value and market price of the securities, dividend payment history, and any other factor which may from time to time be relevant. The Adviser also monitors interest rates, occupancies, rental income and new construction.

The Real Estate Fund may also invest in mortgage-backed securities, investment grade taxable municipal obligations, master limited partnerships (“MLPs”) and short term investments.

The Adviser may sell a stock when they think the stock is approaching full valuation, changing circumstances affect the original reasons for its purchase or more attractive opportunities are identified.

REITs. The Real Estate Fund may invest without limitation in shares of REITs. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate-related loans or interests. REITs generally are classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Mortgage REITs invest the majority of their assets in companies that own real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Real Estate Fund will indirectly bear its proportionate share of expenses incurred by REITs in which it invests, in addition to the expenses incurred directly by the Real Estate Fund.

Mortgage-Backed Securities. The Real Estate Fund may invest in all types of mortgage-backed securities. The Real Estate Fund also may invest in guaranteed mortgage pass-through securities which represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC. GNMA certificates are guaranteed by the full faith and credit of the U.S. Government for timely payment of principal and interest on the certificates. FNMA certificates are guaranteed by FNMA, a federally chartered and privately-owned corporation for full and timely payment of principal and interest on the certificates. FHLMC certificates are guaranteed by FHLMC, a corporate instrumentality of the U.S. Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Taxable Municipal Obligations. The Real Estate Fund may invest in investment grade taxable municipal securities. These securities are debt obligations issued by municipalities and local agencies within the United States to obtain funds for various public purposes. In addition, public authorities issue taxable industrial development bonds to provide for the construction, equipment, repair or improvement of certain privately operated or local facilities. These obligations, including those which are guaranteed by state, local and municipal agencies or instrumentalities, may or may not be backed by the full faith and credits of the taxing authority of the agency or instrumentality issuing the obligation. Unlike tax-free municipal securities, the interest on taxable municipal securities generally will be included in gross income for U.S. federal income tax purposes and may be subject to income taxes imposed by any state or political subdivision.

Investment grade securities are within the four highest credit ratings of Moody’s Investors Service, Inc. (“Moody’s”), are rated A-1, AA or better by Standard & Poor’s Ratings Group (“S&P”), or are comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Adviser to be of comparable quality. Although bonds and notes rated in the fourth credit rating category are commonly referred to as investment grade, they may have speculative characteristics. The Real Estate Fund generally will not retain securities that fall below investment grade.

Master Limited Partnerships. The Real Estate Fund may invest in MLPs. MLPs are publicly traded partnerships typically engaged in the transport, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources. These activities are often referred to as “energy infrastructure.”

Short-Term Investments. The short-term investments in which the Real Estate Fund may invest are: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa or better by Moody’s or A-1, AA or better by S&P; obligations (including certificates of deposit, time deposits, demand deposits and bankers’ acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody’s or A-1, AA or better by S&P; and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months.

Convertible securities rank senior to common stocks in an issuer’s capital structure. They are consequently of higher quality and entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Value Fund

The Value Fund invests at least 80% of its total assets in large cap equity securities of companies in the value segment of the market. In order to achieve current income, the Value Fund will invest in equity securities with a proven history of paying consistent dividends. The Value Fund may also invest in MLPs.

The Value Fund invests in publicly registered companies which are generally listed on the New York Stock Exchange (“NYSE”), NYSE Amex or NASDAQ. The Value Fund defines large cap for purposes of the 80% test as companies having a market capitalization in excess of $5 billion. The Value Fund will focus on companies which may be established in their industry, but are deemed to be undervalued by the Value Fund’s Adviser. As part of the investment process, the Adviser also looks at the economic viability of a company and its market sector, as well as the ability of management to add significant value through strategic focus and operating expertise.

The Adviser may sell a stock when they think the stock is approaching full valuation, changing circumstances affect the original reasons for its purchase or more attractive opportunities are identified.

Non-Principal Investment Strategies of the Value Fund. In addition to the investment assets discussed above, the Value Fund may seek to achieve its investment objective by investing its assets in shares of REITs. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate-related loans or interests. REITs generally are classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Mortgage REITs invest the majority of their assets in companies that own real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Value Fund will indirectly bear its proportionate share of expenses incurred by REITs in which it invests, in addition to the expenses incurred directly by the Value Fund.

Municipal Tax Free Bond Fund

The Municipal Tax Free Bond Fund seeks to achieve its investment objectives by investing, under normal circumstances, at least 80% of its assets in municipal bonds that are exempt from federal income tax, including the AMT. The portfolio manager seeks out municipal bonds with the potential to offer high current income, generally focusing on municipal bonds that can provide consistently attractive current yields. Although the Municipal Tax Free Bond Fund tends to maintain a long-weighted average maturity, there are no maturity restrictions on the Municipal Tax Free Bond Fund or on individual securities.

The Municipal Tax Free Bond Fund intends to invest a substantial portion of its assets in high yield municipal bonds and “private activity” bonds that, at the time of purchase, are rated below investment grade by Standard and Poor’s, Moody’s or Fitch, or if unrated, determined by the Fund to be of comparable quality (frequently referred to as “junk bonds”). The Municipal Tax Free Bond Fund may also invest, without limitation, in higher rated municipal bonds. The Municipal Tax Free Bond Fund may invest a portion of its total assets in “private activity” bonds whose interest is a tax-preference item for purposes of the federal AMT. For Fund investors subject to the AMT, distributions derived from “private activity” bonds must be included in their AMT calculations and, as such, a portion of the Municipal Tax Free Bond Fund’s distribution may be subject to federal income tax.

The Municipal Tax Free Bond Fund may invest in other debt obligations, including two types of municipal bonds known as tobacco settlement revenue bonds and tobacco bonds subject to a state’s appropriation pledge.

The Municipal Tax Free Bond Fund may invest in municipal lease agreements and certificates of participation.

The Municipal Tax Free Bond Fund may invest in other types of fixed income instruments including securities issued by entities, such as trusts, whose underlying assets are municipal bonds. The Municipal Tax Free Bond Fund may also invest in private placements. At times, the Municipal Tax Free Bond Fund’s holdings may be focused on a particular state or geographic region.

Non-Principal Investment Strategies of the Municipal Tax Free Bond Fund. The Municipal Tax Free Bond Fund may also invest in insured municipal bonds, zero coupon bonds and zero coupon convertible bonds, and exchange traded funds (“ETFs”).

Income Fund

The Income Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in a portfolio of taxable municipal bonds, income producing convertible securities, high yield U.S. corporate bonds (frequently called “junk” bonds), preferred stocks, and CMOs. A CMO is a mortgage-backed bond that separates mortgage pools into different maturity classes. Payments of principal and interest are passed through to each bond issue at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. The Income Fund may also invest in U.S. government agency securities issued or guaranteed by U.S. government-sponsored enterprises and federal agencies, including securities issued by FNMA, FHLMC, and GNMA. Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the U.S. Treasury. These also include securities issued by eligible private depository institutions and guaranteed by the FDIC) under its Temporary Liquidity Guarantee Program. High yield bonds are rated below investment grade (BB and lower). The Portfolio Manager seeks out high yield bonds with the potential to offer high current income, generally focusing on high yield bonds that can provide consistently attractive current yields. High yield bonds offer high income in an effort to compensate investors for the higher risk of default (failure to make required interest or principal payments). The Income Fund may also invest in higher rated (above BB) bonds. Although the Income Fund expects to maintain a long-weighted average maturity, there are no maturity restrictions on the Income Fund or on individual securities. Typically, the investments in the Income Fund will be subject to federal income taxation.

The Income Fund may also invest in MLPs, equity securities of dividend-paying companies and private placements.

Non-Principal Investment Strategies of the Income Fund. In addition to the investments discussed above, the Income Fund may also invest in certain types of financial instruments, including futures, options and swaps.

Utilities Fund

The Utilities Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets plus any borrowings in a combination of securities and other assets of utility and utility related companies. These are companies that are principally engaged in utilities operations such as providing electricity, natural gas, water, internet services, email (electronic mail), data communications, mobile and cellular infrastructure to the public.

The Utilities Fund considers a company to be in or related to the utilities industry if, at the time of the investment, the Fund determines that at least 50% of the company’s assets or revenues are derived from one or more utilities or utility related functions. Issuers in the utilities industry include firms engaged in the manufacture, production, generation, transmission, sale or distribution of electric, gas or other types of energy, including water. Other forms of utilities include other sanitary services; and issuers engaged in telecommunications, including telephone, satellite, cable television, and other cellular communications.

As part of its investment process, the Adviser seeks investment opportunities in the utility industry that may provide steady sources of current income and capital appreciation without incurring unnecessary risks. The Utilities Fund’s assets will be invested primarily in a diverse range of dividend paying common stocks within the utilities industry with sound and stable corporate structures. The Utilities Fund seeks to find utility companies that derive their revenue from utility operations with strong underlying value. The Utilities Fund seeks to select utility companies that have a proven dividend history with reliable cash flows.

In addition, the Utilities Fund may invest up to 20% of its net assets plus any borrowings in non-utility related investments, including (i) equity securities, including common stock, preferred stock and convertible preferred stock of non-utility related companies of any capitalization, whether domestic or foreign, with potential for accelerating growth, above-average growth or growth potential, increasing or consistent profitability and/or a proven history of paying consistent dividends; (ii) Master Limited Partnerships (“MLPs”), which are publicly traded partnerships typically engaged in the transport, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources, often referred to as the energy infrastructure; and (iii) fixed income securities of any grade, as well as non-rated fixed income securities, both short-term and long-term, including taxable municipal bonds, income producing convertible securities and corporate bonds.

The Utilities Fund emphasizes quality while purchasing securities for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers. Such analysis may include the issuer’s financial condition and market, economic, political, and regulatory conditions. Other factors may include analysis of an issuer’s revenues, cash flows, earnings outlook, current strategy, and management ability.

Factors considered for debt instruments may include the instrument’s credit quality, leverage, indenture provisions, management ability, and ability to meet its current obligations.

Non-Principal Investment Strategies of the Utilities Fund. In addition to the investment assets discussed above, the Utilities Fund may seek to achieve its investment objective by investing its assets in shares of real estate investment trusts (“REITs”). REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate-related loans or interests. REITs generally are classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Mortgage REITs invest the majority of their assets in companies that own real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Utilities Fund will indirectly bear its proportionate share of expenses incurred by REITs in which it invests, in addition to the expenses incurred directly by the Utilities Fund.

Information Relevant to Each Fund

Temporary Investments. From time to time, each Fund may take temporary defensive positions that are inconsistent with its respective principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. The Funds will assume a temporary defensive position only when economic and other factors adversely affect the market and, in the Adviser’s opinion, present extraordinary risks in being invested primarily in securities in accordance with a Fund’s respective principal investment strategies. Each Fund may, as a temporary or defensive measure, invest all or a substantial portion of its assets in high quality, fixed income securities, money market instruments, or cash or cash equivalents, including investment grade short-term obligations. When a Fund maintains a temporary defensive position, it may not achieve its investment objectives.

Disclosure of Portfolio Holdings. A description of the Funds’ policies and procedures relating to selective disclosure of portfolio holdings is available in the Funds’ SAI.

Principal Investment Risks of the Funds

Each Fund is designed for long-term investors and not as a trading vehicle. An investment in the Funds could lose money over short or long periods of time. You should expect and be able to bear the risk that a Fund’s share price will fluctuate within a wide range. There is no assurance that a Fund will achieve its investment objective. A Fund’s performance could be adversely affected by its principal risks as discussed below.

Other non-principal risks of each Fund are described in “Non-Principal Risks of Investing in the Funds” below. In addition, the Funds’ SAI, which is incorporated by reference into this Prospectus, includes more information about each Fund and its investments and risks. The risks described in this Prospectus (and in the SAI) are not intended to include every potential risk of investing in the Funds. Each Fund could be subject to additional risks because the types of investments it makes may change over time.

All Funds

The Real Estate Fund, Value Fund, Municipal Tax Free Bond Fund, Income Fund and Utilities Fund are each subject to market risks associated with investing in securities as described below.

Market Risk. The market value of each Fund’s investments in equities, including MLP common units, and fixed income securities will fluctuate as the respective markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy or it may affect the market as a whole. Performance of the Funds can be affected by unexpected local, state, regional, national or global events (e.g., significant earnings shortfalls or gains, inflation, recessions, government shutdowns, market closures, market manipulation and other fraudulent practices, war, military conflict, political and geopolitical events, acts of terrorism, the spread of infectious diseases or other public health issues, natural and environmental disasters, trade disputes, tariff arrangements, sanctions, and cybersecurity attacks) that cause major price changes in individual securities or market sectors. The equity securities purchased by the Funds may not appreciate in value as the Adviser anticipates.

Each Fund’s investments are also subject to inflation risk, which is the risk that the value of a Fund’s investments does not keep pace with inflation, thus reducing purchasing power. Inflation has adverse consequences for most types of bonds because it makes their fixed interest payments less valuable. Bonds generally offer a series of fixed interest payments that represent a percentage of the face value of the bond. When inflation develops and prices rise, the purchasing power of the interest payment decreases. High inflation has historically correlated with lower returns on equities, and value stocks tends to perform better than growth stocks in high inflation periods. Persistently high inflation erodes the real value of investment capital, requiring a higher nominal return to maintain purchasing power. It also introduces distortions that may affect real economic outcomes, including policy implementation by governmental agencies and planning by households and businesses.

Each Fund is subject to the risk that geopolitical and other events will disrupt securities markets, adversely affect global economies and markets and thereby decrease the value of the Fund’s investments. Russia’s military incursions in Ukraine have led to, and may lead to additional, sanctions being levied by the United States, European Union and other countries against Russia. Russia’s military incursion and the resulting sanctions could adversely affect global energy and financial markets and thus could affect the value of the Fund’s investments, even beyond any direct exposure a Fund may have to Russian issuers or the adjoining geographic regions. Hamas militants launched a brutal terror attack against southern Israel on October 7, 2023, and, in response, Israel declared war on Hamas and Israeli Defense Forces invaded the Gaza Strip. Actual hostilities, such as the Israel-Hamas war, or the threat of future hostilities in the broader Middle East region may cause significant volatility and disruption to the securities markets, and adversely affect global energy and financial markets and thus could affect the value of a Fund’s investments. Actual or threatened military conflict involving the U.S. and Iran, including direct hostilities, cyber operations, or expanded sanctions, could increase energy price volatility, disrupt global supply chains and shipping lanes, impair issuer operations and liquidity, and adversely affect a Fund’s performance and net asset value. Such events may also heighten market, interest rate, inflation, and currency risks across both energy and non-energy holdings.The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial. Any such disruptions caused by military action or resulting sanctions may magnify the impact of other risks described in this “Principal Risks of Investing in the Funds” section.

In addition, an outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in December 2019 and was transmitted globally. COVID-19 resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, business and school closings, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by infectious illness outbreaks may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration and effects of pandemics like the COVID-19 outbreak cannot be determined with certainty. Non-universal acceptance of vaccines and the continued risk of variants or mutations, among other factors, make it impossible to predict the timing of an end to a global pandemic. The value of each Fund and the securities in which the Fund invests may be adversely affected by impacts caused by COVID-19 and other epidemics and pandemics that may arise in the future.The market value of each Fund’s investments will fluctuate as the respective markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy or it may affect the market as a whole. The Funds’ performance can be affected by unexpected local, state, regional, national or global events (e.g., significant earnings shortfalls or gains, war, political events, acts of terrorism, the spread of infectious diseases or other public health issues, and natural and environmental disasters) that cause major price changes in individual securities or market sectors. The securities purchased by each Fund may not appreciate in value as the Adviser anticipates.

Real Estate Fund

Concentration Risk. The Real Estate Fund invests primarily in real estate related securities. This means the Real Estate Fund is concentrated in the real estate industry. A fund that concentrates its investments in one particular industry is subject to greater risk of loss than a fund that has a more diversified portfolio of investments.

Real Estate Risk. Investments in real estate and real estate-related equity securities involve risks different from, and in certain cases greater than, the risks presented by equity securities generally. The main risks are those presented by direct ownership of real estate or real estate industry securities, including possible declines in the value of real estate, environmental problems and changes in interest rates. To the extent that assets underlying the Real Estate Fund’s investments are concentrated geographically, by property type or in certain other respects, the Real Estate Fund may be subject to these risks to a greater extent. The stocks purchased by the Real Estate Fund may not appreciate in value as the Adviser anticipates.

In addition, if the Real Estate Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Real Estate Fund owns, its ability to retain its tax status as a regulated investment company may be adversely affected.

REITs Risk. REITs are primarily invested in real estate, dependent upon management skills, subject to heavy cash flow dependency, and have a risk of default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code. Due to the cyclical nature of the real estate industry, REITs may under-perform in comparison with other investment sectors.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, trade less frequently and in a limited volume and be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the Standard & Poor’s 500® Index (“S&P 500® Index”). Rising interest rates may reduce the demand for REITs which may cause them to perform badly.

Investment-Grade Taxable Municipal Obligations Risk. Investing in investment grade taxable municipal obligations involves the risk of default among one or more issuers of taxable municipal obligations which are held by the Real Estate Fund. Another risk may be the inability to readily find a buyer at or near the market price should the Real Estate Fund need to quickly dispose of one or more of its positions in taxable municipal obligations. Also, municipal securities rated investment grade at the time of purchase may be subsequently downgraded.

Municipal obligations and short-term securities are subject to interest rate risk. When interest rates decline, the value of an investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of an investment in fixed rate obligations can be expected to decline.

Mortgage-back Securities Risk. Investing in mortgage-backed securities involves risks such as the failure of a counterparty to meet its commitments and the effects of prepayments on mortgage cash flows. Prepayment rates are influenced by changes in current interest rates as well as a variety of other factors, and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment, and to a lesser rate of principal prepayments in an increasing interest rate environment. Early payment associated with mortgage-backed securities causes these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The Real Estate Fund may fail to recoup fully its investment in mortgage-backed securities due to the possibility of non-payment of the underlying mortgages, notwithstanding any direct or indirect governmental or agency guarantee. When the Real Estate Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of locking in interest rates.

Real Estate Fund, Value Fund, Income Fund and Utilities Fund

The Real Estate Fund, Value Fund, Income Fund and Utilities Fund are each subject to risks associated with investing in Equity Securities and Master Limited Partnerships as described below.

Equity Securities Risk. Equity securities are susceptible to general market fluctuations and volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Factors that may influence the price of equity securities include developments affecting a specific company or industry, or changing economic, political or market conditions.

Master Limited Partnerships Risk. Investing in MLPs, which are publicly traded partnerships typically engaged in the transport, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources, involve risks that differ from investments in common stock. These risks relate to limited control and limited rights to vote on matters affecting the MLP, potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right. In addition, investments in MLPs subject a Fund to risks associated with the specific industry or industries in which the MLPs invest. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Moreover, energy infrastructure companies are subject to risks specific to the industry they serve including, but not limited to: i) fluctuations in commodity prices; ii) reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing; iii) new construction risks and acquisition risk which can limit growth potential; iv) a sustained reduced demand for crude oil, natural gas and refined petroleum products resulting from a recession or an increase in market price or higher taxes; v) depletion of the natural gas reserves or other commodities if not replaced; vi) changes in the regulatory environment; vii) extreme weather; viii) rising interest rates which could result in a higher cost of capital and drive investors into other investment opportunities; and ix) threats of attack by terrorists. MLPs were adversely impacted by the reduced demand for oil and other energy commodities as a result of the slowdown in economic activity resulting from the spread of the novel coronavirus (COVID-19) pandemic, which triggered an unprecedented sell-off of energy pipeline and midstream companies in 2020. Recently, global oil prices have experienced significant volatility, including a period where an oil-price futures contract fell into negative territory for the first time in history. Reduced production and continued oil price volatility may adversely impact the value of the Fund’s investments in MLPs and energy infrastructure companies.

In addition, MLPs carry tax risk. MLPs generally do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions, credits and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes. This could result in such MLP being required to pay

U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by a Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in that Fund and lower income.

Value Fund

The Value Fund is subject to the risks described below.

Information Technology Sector Risk. The Value Fund may invest a substantial portion of its assets directly or indirectly in securities issued by technology companies. The information technology sector includes companies in the software and services, technology hardware and equipment and semiconductors and semiconductor equipment industry groups. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Large Capitalization Company Risk. The Value Fund invests primarily in large cap companies. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Large cap companies also may be unable to attain the high growth rates reached by successful, smaller companies, especially during extended periods of economic expansion.

Value Investing Risk. The value approach to investing involves the risk that the stocks selected by the Adviser may remain undervalued. Value stocks as a group may be out of favor and under-perform the overall equity market for a long period of time, while the market concentrates on “growth” stocks. In addition, the Value Fund may need to forgo investments that show growth potential if they are inconsistent with its value investment strategy.

Value funds often focus many of their investments in certain industries, and thus will be more susceptible to factors adversely affecting issuers within such industries than would a more diversified portfolio of securities.

Other risks include the risk associated with dividend-paying companies, such as the company’s inability to continue regular dividend payments.

Municipal Tax Free Bond Fund

The Municipal Tax Free Bond Fund is subject to the risks described below.

Call Risk. Call risk is the possibility that during periods of falling interest rates, issuers of callable bonds may call (redeem) higher coupon rate bonds before their maturity dates. A Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Call risk is typically higher for long-term bonds.

Credit Risk. Credit risk is the possibility that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Credit risk should be moderate to high for the Municipal Tax Free Bond Fund and the Income Fund because each seeks to invest a portion of its assets in low-quality bonds. This risk may be greater for the Funds to the extent that each Fund may invest in junk bonds. Even if there is no actual default, it is probable that a bond will decline in price if its credit quality declines and its bond rating is downgraded to a lower category. The Income Fund attempts to reduce portfolio credit risk by diversifying its holdings and carefully researching issuer credit quality.

Credit Risks of Lower-Grade Securities. Credit risks of lower-grade securities is the possibility that securities rated below investment grade, or unrated of similar quality (i.e., “junk bonds”), may be subject to greater price fluctuations and risks of loss of income and principal than investment grade securities. Securities that are (or that have fallen) below investment grade have a greater risk that the issuers may not meet their debt obligations. These types of securities are generally considered speculative in relation to the issuer’s ongoing ability to make principal and interest payments. During periods of rising interest rates or economic downturn, the trading market for these securities may not be active and may reduce a Fund’s ability to sell these securities at an acceptable price (see also “Liquidity Risk”). If the issuer of securities defaults on its payment of interest or principal, a Fund may lose its entire investment in those securities.

Industrial Development Bond Risk. Industrial development bonds are revenue bonds issued by or on behalf of public authorities to obtain funds to finance various public and/or privately operated facilities. To the extent that investments in the industrial development sector represent a significant portion of the Municipal Tax Free Bond Fund’s portfolio, it will be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the industrial development sector. These bonds are normally secured only by the revenues from the project and are not general obligations of the issuer or otherwise secured by state or local government tax receipts. Generally, the value and credit quality of these bonds are sensitive to the risks related to an economic slowdown.

Interest Rate Risk. Interest rate risk is the possibility that overall bond prices will decline because of rising interest rates. Even GNMAs and other agency securities (whose principal and interest payments are guaranteed) can decline in price if rates rise. Interest rate risk is expected to be high for the Municipal Tax Free Bond Fund and Income Fund because each invests, without limitation, in long-term bonds, whose prices are much more sensitive to interest rate fluctuations than are the prices of short-term bonds.

Municipal Securities Risk. Municipal securities risk includes the risk that issuers of municipal securities (such as municipal bonds and certificates of participation in municipal lease agreements), including governmental issuers, may be unable to pay their obligations as they come due. The values of municipal securities that depend on a specific revenue source to fund their payment obligations may fluctuate as a result of actual or anticipated changes in the cash flows generated by the revenue source or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source. The values of municipal securities held by the Municipal Tax Free Bond Fund may be adversely affected by local political, economic and other conditions and developments. For example, COVID-19 significantly stressed the financial resources of many municipal issuers, which may impair a municipal issuer’s ability to meet its financial obligations when due and could adversely impact the value of its bonds, which could negatively impact the performance of the Municipal Tax Free Bond Fund. In addition, income from municipal securities held by the Municipal Tax Free Bond Fund could be declared taxable because of, among other things, unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of an issuer or other obligated party. Loss of tax-exempt status may cause interest received and distributed to shareholders by the Municipal Tax Free Bond Fund to be taxable and may result in a significant decline in the values of such municipal securities.

Portfolio Management Risk. Each Fund’s ability to achieve its investment objective is dependent on the Adviser’s ability to identify profitable investment opportunities for the Fund. The securities purchased by the Adviser may not perform as anticipated.

State Specific Risk. State specific risk is the possibility that if the Municipal Tax Free Bond Fund invests in the municipal bonds of a particular state, the bonds of that state may be affected significantly by economic, political or regulatory developments affecting the ability of that state’s issuers to pay interest or principal on their obligations.

Tobacco Bond Risk. Tobacco bond risk is the possibility that payments of principal and interest, which are not generally backed by the full faith, credit or taxing power of the state or local government, may, with respect to “Tobacco Settlement Revenue Bonds,” be affected by fluctuations in the future revenue flow from tobacco companies used to secure these payments or, in the case of “Subject to Appropriation Tobacco Bonds,” by a state’s inability or failure to pass a specific periodic appropriation to pay interest and/or principal on the bonds as the payments come due.

Income Fund

The Income Fund is subject to the risks described below, unless otherwise specified below.

Call Risk. Call risk is the possibility that during periods of falling interest rates, issuers of callable bonds may call (redeem) higher coupon rate bonds before their maturity dates. A Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Call risk is typically higher for long-term bonds.

Credit Risk. Credit risk is the possibility that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Credit risk should be moderate to high for the Municipal Tax Free Bond Fund and the Income Fund because each seeks to invest a portion of its assets in low-quality bonds. This risk may be greater for the Funds to the extent that each Fund may invest in junk bonds. Even if there is no actual default, it is probable that a bond will decline in price if its credit quality declines and its bond rating is downgraded to a lower category. The Income Fund attempts to reduce portfolio credit risk by diversifying its holdings and carefully researching issuer credit quality.

Credit Risks of Lower-Grade Securities. Credit risks of lower-grade securities is the possibility that securities rated below investment grade, or unrated of similar quality (i.e., “junk bonds”), may be subject to greater price fluctuations and risks of loss of income and principal than investment grade securities. Securities that are (or that have fallen) below investment grade have a greater risk that the issuers may not meet their debt obligations. These types of securities are generally considered speculative in relation to the issuer’s ongoing ability to make principal and interest payments. During periods of rising interest rates or economic downturn, the trading market for these securities may not be active and may reduce a Fund’s ability to sell these securities at an acceptable price (see also “Liquidity Risk”). If the issuer of securities defaults on its payment of interest or principal, a Fund may lose its entire investment in those securities.

Dividend Payment Risk. The risk that a portfolio holding will be unable to maintain dividend payments at historical levels.

Interest Rate Risk. Interest rate risk is the possibility that overall bond prices will decline because of rising interest rates. Even GNMAs and other agency securities (whose principal and interest payments are guaranteed) can decline in price if rates rise. Interest rate risk is expected to be high for the Municipal Tax Free Bond Fund and Income Fund because each invests, without limitation, in long-term bonds, whose prices are much more sensitive to interest rate fluctuations than are the prices of short-term bonds.

Portfolio Management Risk. Each Fund’s ability to achieve its investment objective is dependent on the Adviser’s ability to identify profitable investment opportunities for the Fund. The securities purchased by the Adviser may not perform as anticipated.

Preferred Securities Risk. Preferred securities can decrease in value for a variety of reasons, including decreases in response to the activities of an individual company or in response to general market and/or economic conditions. The market value of all securities, including preferred securities, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth. Preferred securities may be less liquid than common securities and may be subject to more fluctuations in market value, due to changes in market participants’ perceptions of the issuer’s ability to continue to pay dividends, than debts of the same issuer.

Private Placement Risk. Private placement risk is the risk that investments in private placements are illiquid. Privately placed securities may be difficult to sell promptly or at reasonable prices and might thereby cause the Income Fund difficulty in satisfying redemption requests. Privately placed securities are typically fair valued and generally have no secondary trading market; therefore, such investments may be more difficult to value than publicly traded securities. Difficulty in valuing a private placement may make it difficult to accurately determine the Income Fund’s exposure to private placement investments, which could cause it to invest to a greater extent than permitted in illiquid investments and subject it to increased risks. Private placement investments may involve a high degree of business and financial risk and may result in substantial losses. These factors may have a negative effect on the Income Fund’s performance.

Risks of CMOs. Risks of CMOs is the possibility that a Fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss, if there are defaults on the mortgage loans underlying the CMOs. This risk may be increased to the extent that the underlying mortgages include sub-prime mortgages and in relation to the level of subordination of the category of the CMOs held by a Fund. In addition, CMOs may be less liquid or may exhibit greater price volatility than other types of mortgages or asset-backed securities. Some CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on the effective maturities of certain issues of these securities is magnified. CMO risk also depends on the issuer. While CMO collateral is typically issued by GNMA, FNMA or FHLMC, the CMO itself may be issued by a private party, such as a brokerage firm, that is not covered by government guarantees. CMO collateral may also include different or specialized types of mortgage loans or mortgage loan pools, letters of credit, or other types of credit enhancements and these so-called “private label” CMOs are the sole obligation of their issuer.

U.S. Government Securities Risk. Although U.S. Government securities are considered among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

Utilities Fund

Concentration Risk. The Fund invests primarily in utility companies. This means the Fund is concentrated in the utility industry. A fund that concentrates its investments in one particular industry is subject to greater risk of loss than a fund that has a more diversified portfolio of investments.

Dividend Payment Risk. The risk that a portfolio holding will be unable to maintain dividend payments at historical levels.

Foreign Securities Risk. The Fund may invest in foreign securities, including direct investments in securities of foreign issuers and investments in depositary receipts (such as ADRs) that represent indirect interests in securities of foreign issuers. Investments in foreign securities involve certain risks not generally associated with investments in securities of U.S. issuers. Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Foreign securities also involve such risks as currency fluctuation risk, delays in transaction settlements, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, and the difficulty of enforcing obligations in other countries. With any investment in foreign securities, there exist certain economic, political and social risks, including the risk of adverse political developments, nationalization, confiscation without fair compensation and war. These risks are more pronounced in the securities of companies located in emerging markets.

Utility Industry Risk. Utility company equity securities, to the extent they are purchased for their dividend yield, historically have been sensitive to interest rate movements: when interest rates have risen, the stock prices of these companies have tended to fall. In some states, utility companies and their rates are regulated; other states have moved to deregulate such companies thereby causing non-regulated companies’ returns to generally be more volatile and more sensitive to changes in revenue and earnings. Certain utilities companies face risks associated with the operation of nuclear facilities for electric generation, including, among other considerations, litigation, the problems associated with the use of radioactive materials and the effects of natural or man-made disasters. In general, all utility companies may face additional regulation and litigation regarding their power plant operations; increased costs from new or greater regulation of these operations; the need to purchase expensive emissions control equipment or new operations due to regulations; and the availability and cost of fuel, all of which may lower their earnings. The distribution side of the utilities industry also faces increased operational costs related to the natural aging of equipment and the related costs required to provide maintenance, upgrades or replacements to such equipment to insure safe and reliable utility operations.

General problems of energy companies include volatile fluctuations in price and supply of energy fuels, international politics, terrorist attacks, wars, international sanctions, trade restrictions, reserve and depletion risk, reduced demand as a result of increases in energy efficiency and energy conservation, the success of exploration projects, cleanup and litigation costs relating to oil spills and environmental damage, and tax and other regulatory policies of various governments. Natural disasters damaging the sources of energy supplies will also impact energy companies. Oil production and refining companies are subject to extensive federal, state and local environmental laws and regulations regarding air emissions and the disposal of hazardous materials. In addition, recent oil prices have been extremely volatile as a result of, among other factors, (i) the ongoing COVID 19 pandemic, (ii) changes in oil and gas inventories, (iii) global market demand, (iv) geopolitical instability, armed conflict and social unrest, including the invasion of Ukraine by Russia in February 2022, the associated response undertaken by western nations, such as the implementation of broad sanctions, and the potential for retaliatory actions on the part of Russia, (v) potential future disagreements among OPEC+ countries regarding the supply of oil, and (vi) the potential for increased production and activity from U.S. shale producers and non OPEC countries driven by the current oil prices, and therefore, the Fund cannot predict how long oil and gas prices will remain stable or further increase, if at all, or whether they could reverse course and decline. In particular, the invasion of Ukraine by Russia has led to, and will likely continue to lead to, geopolitical disruption and volatility of the markets within which we operate. Volatility in oil prices has caused some producers to curtail production or reduce spending for exploration activities, and it has also caused some energy sector companies to fail due to overleveraging and an extended period of reduced prices may significantly lengthen the time the sector would need to recover after a stabilization of prices. This could increase the time period the Fund would need to see a realization of its investment.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. Recently, inflation rates have risen to the highest levels seen in many decades. As inflation increases, the real value of the Fund’s shares and distributions therefore may decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund shareholders.

Interest Rate Risk. Investments in dividend paying securities involve interest rate risk. When interest rates decline, the value of such securities generally rises. Conversely, when interest rates rise, the value of such securities generally declines. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates and recent inflationary price movements. Interest rates have begun to rise in response to these inflationary price movements and there is a possibility that interest rates will continue to rise in the future.

Issuer Risk. The value of a security may decline for a number of reasons that directly relate to an issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets or factors unrelated to the issuer’s value, such as investor perception.

Mid Cap Company Risk. Middle-cap companies may have greater potential for losses and be more vulnerable to adverse business or economic events than larger, more established companies and their securities may be riskier issued by large-cap companies and harder to sell at a favorable time and price. Mid-cap companies may fall out of favor with investors, have limited product lines, operating histories or financial resources, and may be dependent upon a particular niche of the market. Securities issued by mid-cap companies may have a value based in substantial part on future expectations rather than current achievements and their prices may move sharply, especially during market upturns and downturns.

Portfolio Management Risk. The Fund’s ability to achieve its investment objective is dependent on the Adviser’s ability to identify profitable investment opportunities for the Fund. The securities purchased by the Adviser may not perform as anticipated.

Regulatory Risk. The Fund’s investments in utility companies may lose value because of changes in the amounts and types of governmental and environmental regulation. Regulatory regimes in various utilities industries such as electricity, broadcast, cable and common carriers impose limitations on the percentage of the shares held of a public utility by an investment adviser and its clients. Moreover, deregulation of various sectors of the utilities industry could have a negative impact on the Fund’s shares as certain companies prove to be less able to meet the challenge of deregulation.

“Return of Capital” Risk. The Fund’s distributions may represent a non-taxable return of capital. A return of capital distribution is a distribution in excess of current and accumulated earnings and profits. A return of capital distribution is tax free to the extent of a shareholder’s basis in its Fund shares and reduces the shareholder’s basis to that extent. A distribution consisting of return of capital should not be considered as the dividend yield or total return of an investment. Shareholders who receive the payment of a distribution consisting of a return of capital may be under the impression that they are receiving net profits when they are not.

Small Cap Company Risk. Smaller companies may present greater opportunities for capital appreciation but may involve greater risk than larger, more mature issuers. Such smaller companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, the prices of their securities may fluctuate more than those of larger issuers.

Non-Principal Investment Risks of the Funds

Value Fund and Utilities Fund

In addition to the principal risks previously discussed, the Value Fund and Utilities Fund are each subject to risks associated with investing in REITS, as described below.

REITs Risk. REITs are dependent upon management skills, are primarily invested in real estate, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code. Due to the cyclical nature of the real estate industry, REITs may under-perform in comparison with other investment sectors. Investing in publicly traded REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the Standard & Poor’s 500 Index. Rising interest rates may reduce the demand for REITs which may cause them to perform badly.

Municipal Tax Free Bond Fund, Income Fund and Utilities Fund

In addition to the principal risks previously discussed, the Municipal Tax Free Bond Fund, Income Fund and Utilities Fund are each subject to the following risks:

Income Risk. Income risk is the possibility that the Fund’s income will decline because of falling interest rates.

Investment Companies and ETFs Risk. Investments in the securities of ETFs and other investment companies, including money market funds, may involve duplication of advisory fees and certain other expenses. By investing in an ETF or another investment company, the Fund becomes a shareholder of that ETF or other investment company. As a result, fund shareholders indirectly bear a Fund’s proportionate share of the fees and expenses paid by the ETF or other investment company, in addition to the fees and expenses fund shareholders directly bear in connection with the Fund’s own operations. As a shareholder, a Fund must rely on the ETF or other investment company to achieve its investment objective. If the ETF or other investment company fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares potentially may trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a Fund. Additionally, despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments a Fund has purchased may reduce the Fund’s yield and can cause the price of a money market security to decrease.

Liquidity Risk. Liquidity risk is the possibility that particular investments are difficult to purchase or sell. A Fund’s investment in illiquid securities, including common units of MLPs, may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous price or time. To the extent that a Fund invests in securities with substantial market and/or credit risk (i.e. “junk bonds”), the Fund will likely have greater exposure to liquidity risk. To the extent that a Fund invests in private placements which are generally illiquid, the Fund may be unable to sell those securities at an advantageous price or time.

Moreover, although common units of MLPs trade on the NYSE, the NASDAQ National Market, and AMEX, certain MLP securities may trade less frequently than those of larger companies due to their smaller capitalizations. In the event certain MLP securities experience limited trading volumes, the prices of such MLPs may display abrupt or erratic movements at times. Additionally, it may be more difficult for a Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to dispose of at a fair price at the times when the Adviser believes it is desirable to do so.

Municipal Tax Free Bond Fund

In addition to the principal and non-principal risks previously discussed, the Municipal Tax Free Bond Fund is subject to the following risks:

Municipal Lease Obligation Risk. Municipal lease obligation risk is the risk that because most municipal leases, while secured by the leased property, are not general obligations of the issuing municipality. Frequently, the municipal leases contain “non-appropriation” clauses under which the municipal government has no obligation to make lease or installment payments in future years unless money is appropriated on a yearly basis. If the government stops making payments or transfers its payment obligations to a private entity, the obligation could lose value or become taxable. Although the obligation may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and expensive, and may result in a delay in recovering or the failure to fully recover the original investment. Some lease obligations may not have an active trading market, making it more difficult for the Municipal Tax Free Bond Fund to value and sell them quickly at an attractive price.

Municipal Project Specific Risk. Municipal project specific risk is the risk that a Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to utilities, transportation, health care, housing, and education), industrial development bonds, or in bonds from issuers of a single state.

Taxability Risk. Taxability risk is the risk that, subsequent to the Municipal Tax Free Bond Fund’s purchase of municipal securities whose interest is deemed to be exempt from federal income tax, the security may be determined to pay, or to have paid, taxable income. While the Municipal Tax Free Bond Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for federal income tax purposes, a subsequent change in the treatment of dividends paid or to be paid wherein those dividends are deemed taxable could subject the Municipal Tax Free Bond Fund’s shareholders to increased federal income tax liabilities.

On May 19, 2008, the Supreme Court of the United States (the “Court”) rendered its opinion in Department of Revenue v. Davis, 128 S. Ct. 1801 (2008) (“Davis”). At issue in Davis was a Kentucky statute that exempts from

Kentucky personal income tax the interest derived from bonds issued by the Commonwealth of Kentucky or its subdivisions but does not exempt the interest derived from bonds issued by other states or their subdivisions. The Court held this differential tax scheme does not offend the Commerce Clause. The Court expressly set aside the issue of whether differential treatment of interest on private-activity bonds should be evaluated differently from the treatment of municipal bond interest generally because this argument was not considered by the lower courts.

Zero Coupon Securities Risk. Zero coupon securities risk is the risk that during periods of interest rate fluctuation, these securities are subject to greater fluctuations in their values than securities that pay current income. A Fund may need to pay out the imputed income on zero-coupon securities without receiving actual cash payments currently.

Income Fund and Utilities Fund

In addition to the principal and non-principal risks previously discussed, the Income Fund is subject to the risks outlined below and the Utilities Fund is subject to the risks as specifically denoted:

Convertible Securities Risk. (Income Fund) Convertible securities risk is the risk that convertible securities generally offer lower interest or dividend yields than non-convertible securities of comparable quality.

Financial Instruments. (Income Fund) The Income Fund may invest in other types of securities, including options, futures contracts, swap agreements and similar instruments whose value is typically based on the value of a security, commodity or index. The Income Fund’s use of these types of financial instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments, the Income Fund could lose more than the amount invested in such instruments.

Defaulted or Bankrupt Securities Risks. (Income Fund) Defaulted or bankrupt securities risk is the risk that to the extent that the Fund may invest in securities that are in default or bankruptcy, these securities will not pay principal and will typically be replaced by new securities issued in a financial restructuring or bankruptcy reorganization. There are risks in the timing and details of a restructuring or reorganization. Delays will result in lost income to the Fund, and the value and amount of new securities issued may be less than expected. There are also legal risks that proceedings may be lengthy and that bankruptcy laws may be interpreted in ways that are unfavorable to bondholders.

Municipal Project Specific Risk. (Income Fund) Municipal project specific risk is the risk that a Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to utilities, transportation, health care, housing, and education), industrial development bonds, or in bonds from issuers of a single state.

Political and Domestic/International Crisis Risk. (Income Fund and Utilities Fund) Political and domestic/international crisis risk is the risk that major political or domestic and/or international crises may occur which could have a significant effect on economic conditions and financial markets. Such crises, depending on their severity, timing and scale, could severely impact the operations of a Fund.

State Specific Risk. (Income Fund) State specific risk is the possibility that if a Fund invests in the municipal bonds of a particular state, the bonds of that state may be affected significantly by economic, political or regulatory developments affecting the ability of that state’s issuers to pay interest or principal on their obligations.

Zero Coupon Securities Risk. (Income Fund and Utilities Fund) Zero coupon securities risk is the risk that during periods of interest rate fluctuation, these securities are subject to greater fluctuations in their values than securities that pay current income. A Fund may need to pay out the imputed income on zero-coupon securities without receiving actual cash payments currently.

MANAGEMENT OF THE FUNDS

Additional Information About the Investment Adviser

The Adviser is the investment adviser of the Real Estate Fund, the Value Fund, the Municipal Tax Free Bond Fund, the Income Fund and the Utilities Fund (each a “Fund,” and collectively, the “Funds”). The Adviser was incorporated in 1997 and is a registered investment adviser under the Investment Advisers Act of 1940. The Adviser has managed the investments of the Funds since their inception and also manages discretionary investment advisory accounts through the SOA Premier Assets Program. David Lerner is the sole shareholder, a director and a controlling person of the Adviser.

The Adviser invests the Funds’ assets, manages the Funds’ business affairs and supervises the Funds’ day-to-day operations. The Adviser provides the Funds with advice on buying and selling securities in accordance with the Funds’ investment objectives, policies and limitations. The Adviser also furnishes office space and certain administrative and clerical services, and employs the personnel needed with respect to the Adviser’s responsibilities under its investment advisory contract with the Funds. The investment advisory agreement for the Funds was last approved by the Board of Directors (the “Board”), including the independent directors, on May 21, 2025. A discussion regarding the basis for the Board’s approval of the Funds’ investment advisory contract is available in the Funds’ Form N-CSRS filing for the semi-annual period ended June 30, 2025.

The Real Estate Fund, Value Fund and Utilities Fund each pay the Adviser a fee at the annual rate of 0.97% of the Funds’ average daily net assets. The Municipal Tax Free Bond Fund and the Income Fund pay the Adviser a fee at the annual rate of 0.60% of the respective Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of the Municipal Tax Free Bond Fund under an Operating Expenses Agreement so that the total operating expenses (other than front-end or contingent deferred loads, taxes, interest, dividend expenses, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) will not exceed 0.90%, 1.75% and 0.75% of the Class A, Class C and Institutional Shares average daily net assets of the Fund, respectively, through April 30, 2027. The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of the Income Fund under an Operating Expenses Agreement so that the total operating expenses (other than front-end or contingent deferred loads, taxes, interest, dividend expenses, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) will not exceed 1.10%, 1.85% and 0.85% of the Class A, Class C and Institutional Shares average daily net assets of the Fund, respectively, through April 30, 2027. The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of the Utilities Fund under an Operating Expenses Agreement so that the total operating expenses will not exceed 1.53%, 2.28% and 1.28% of the Class A, Class C and Institutional Shares average daily net assets of the Fund, respectively, until April 30, 2027. The waiver does not include front-end or contingent deferred loads, taxes, interest, dividend expenses, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation. Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Funds within the following three years, provided the Fund is able to make such reimbursement and remain in compliance with the lesser of the current expense limit in effect at the time of reimbursement or the prior expense limit in effect for the period for which the reimbursement of fees waived or expenses reimbursed is sought. The Operating Expenses Agreement may be terminated at any time, by the Board of Directors, on behalf of the Funds, upon sixty days written notice to the Adviser.

The Adviser received a fee of 0.97% of each of the Real Estate Fund’s and Value Fund’s average daily net assets for the fiscal year ended December 31, 2025. For the fiscal year ended December 31, 2025, the Adviser was paid a net fee, after fee waivers and expense reimbursements, of 0.10% of the Municipal Tax Free Bond Fund’s average daily net assets, and the Adviser waived fees in the amount of $137,034 or equal to 0.50% of the Fund’s average daily net assets. For the fiscal year ended December 31, 2025, the Adviser was paid a net fee, after fee waivers and expense reimbursements, of 0.40% of the Income Fund’s average daily net assets, and the Adviser waived fees in the amount of $111,683 or equal to 0.20% of the Fund’s average daily net assets. For the fiscal period ended December 31, 2025, the Adviser was paid a net fee, after fee waivers and expense reimbursements, of 0.81% of the Utilities Fund’s average daily net assets, and the Adviser waived fees in the amount of $61,378 or equal to 0.16% of the Fund’s average daily net assets.

Any amounts waived or reimbursed by the Adviser are subject to repayment by a Fund within a period of three years after such waivers or expenses were incurred, provided that the Fund is able to make such repayments and remain in compliance with the expense limitation stated above. The amounts subject to repayment by the Funds are as follows:

Recoverable Through	Municipal Tax Free Bond Fund	Income Fund	Utilities Fund
December 31, 2026	$121,624	$81,736	$93,577
December 31, 2027	$140,209	$86,000	$69,476
December 31, 2028	$137,034	$111,683	$61,378

Portfolio Managers

Douglas Revello serves as the Portfolio Manager and is primarily responsible for the day-to-day management of the Real Estate Fund and the Spirit of America Energy Fund (the “Energy Fund”). He also serves as Co-Portfolio Manager to the Value Fund, Municipal Tax Free Bond Fund, the Income Fund and the Utilities Fund. Mr. Revello joined the Adviser on May 18, 2009. In addition to his portfolio management responsibilities, Mr. Revello co-manages the portfolio management team of the Adviser. More recently, he has been a vital contributor to the management of the Energy Fund by virtue of his attendance at energy industry conferences and meetings with various energy industry management teams. Prior to joining the Adviser, Mr. Revello served as head of the Municipal Underwriting department for DLA, the Funds’ principal underwriter and distributor, from October 1992 until November 2017, and was also integral in the firm’s fixed income trading and institutional sales. Mr. Revello received a Bachelors degree in Business Administration from Baruch College 1988 and a Masters degree in Business Administration from Dowling College in 1999 and had served as an adjunct professor at the State University of New York at Stony Brook Harriman School of Business teaching several finance courses including Capital Markets and Security Analysis from August 2000 until December 2008. In addition, Mr. Revello holds a General Securities Representative (Series 7) license, and Uniform Securities Agent State Law Examination (Series 63) license.

Sean Mitchell serves as the Co-Portfolio Manager of the Value Fund. Mr. Mitchell join the Adviser in 2015. Prior to joining the Adviser, Mr. Mitchell began his career at DLA in 2009 as a trading assistant on the municipal bond desk and later advanced to municipal bond trader in 2012. After joining the Adviser in 2015, Mr. Mitchell facilitated bond trades for the firm’s fixed income mutual funds. In 2017, he expanded his responsibilities to become the trader for all six Spirit of America Investment Funds. His deep market insights led to his appointment as an analyst for the Real Estate Fund, Value Fund, and the Energy Fund in 2018, a role he held concurrently with trading until his promotion in 2024 to Co-Portfolio Manager of the Value Fund. In his role as Co-Portfolio Manager of the Value Fund, Mr. Mitchell leverages his extensive experience in trading and analysis to drive asset growth and manage investments. He actively attends industry conferences focused on energy, real estate, and information technology, maintaining valuable relationships that inform his investment strategies.

Mr. Mitchell graduated from Villanova University in 2009 with a Bachelor’s degree in Finance and minors in International Business and Management Information Systems. He serves on the Junior Board of Make-A-Wish, reflecting his commitment to community service. Through his cultivated industry relationships and strategic expertise, he continues to enhance the growth and performance of Spirit of America’s mutual funds.

Mark Reilly serves as the Portfolio Manager and is primarily responsible for the day-to-day operations of the Municipal Tax Free Bond Fund, the Income Fund and the Utilities Fund. Mr. Reilly was previously designated as a Co-Portfolio Manager of the Municipal Tax Free Bond Fund from July 1, 2016 until January 9, 2018. Mr. Reilly joined the Adviser on November 18, 2015. In addition to his portfolio management responsibilities, Mr. Reilly co-manages the portfolio management team of the Adviser. Prior to joining the Adviser, Mr. Reilly was the head fixed income trader at DLA, the Funds’ principal underwriter and distributor, from November 2012 until November 17, 2015, and as a fixed income trader at DLA, with primary responsibility for the firm’s mortgage backed fixed income trading from October 1993 until November 2015. He has over 21 years’ experience trading tax-free municipal bonds, taxable municipal bonds, and mortgage backed securities. Mr. Reilly has a Bachelor’s degree in finance from Adelphi University School of Banking and Money Management and began his career in finance in 1993 with DLA. He is a member of Municipal Bond Club of New York and holds several industry registrations, including General Securities Representative (Series 7) license, Uniform Securities Agent State Law Examination (Series 63) license, and registered principal (Series 23) license.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

Choosing a Share Class

The Funds listed in this Prospectus offer three classes of Shares: Class A Shares, Class C Shares and Institutional Shares.

Each class of the Funds invests in the same portfolio securities, but each class has its own expense structure, as illustrated in each Fund’s Summary Section – Fees and Expenses of the Fund. To choose the share class of the applicable Fund that is best suited to your needs and goals, consider the amount of money you want to invest, how long you expect to invest it and whether you plan to make additional investments. As described herein, each class of shares has particular investment eligibility criteria and is subject to different types and levels of charges, fees and expenses than the other classes. As shown below, a sales charge structure applies to Class A and Class C Shares. You should consider, for example, that it may be possible to reduce the front-end sales charges imposed on purchases of Class A Shares. Among other ways, Class A Shares have a series of “breakpoints,” which means that the front-end sales charges decrease (and can be eliminated entirely) as the amount invested increases. (The breakpoint schedule is set out below under “Sales Charges.”) The Institutional Share Class requires a larger initial investment and has lower annual expenses than the other classes because it has no 12b-1 fees (fees paid for distributing shares of a fund pursuant to a Plan of Distribution), and thus will cost you less over time.

The following summarizes some of the main differences among Class A Shares, Class C Shares and Institutional Shares of the Funds:

Class A Shares

●	Class A Shares are available for purchase through broker-dealers and other financial intermediaries that have executed a selling agreement with the Fund’s distributor, David Lerner Associates, Inc. (the “Distributor” or “DLA”).

●	Class A Shares are subject to a minimum initial investment of $500. The minimum subsequent investment is $50.

●	Front-end sales charges, as described below under “Sales Charges.”

●	A CDSC of 1.00% may be imposed on redemptions of Class A Shares that were purchased within one year of the redemption date where an indirect commission was paid.

●	Distribution (Rule 12b-1) fees of 0.30% of the Real Estate Fund’s and Value Fund’s respective average daily net assets, 0.15% of the Municipal Tax Free Bond’s Fund’s average daily net assets, and 0.25% of the Income Fund’s and Utilities Fund’s average daily net assets.

Class C Shares

●	Class C Shares are available for purchase through broker-dealers and other financial intermediaries that have executed a selling agreement with the Distributor.

●	Class C Shares are subject to a minimum initial investment of $500. The minimum subsequent investment is $50.

●	No front-end sales charges.

●	Back-end deferred sales charges on shares sold within 13 months of purchase and as described below under “Sales Charges.”

●	Distribution (Rule 12b-1) fees of 1.00% (of which 0.25% is for shareholder servicing) of a Fund’s average daily net assets.

Institutional Share Class

●	Institutional Shares are offered primarily through certain asset allocation, wrap fee and other similar programs offered by broker-dealers and other intermediaries, and the Fund pays service fees to these entities for services they provide to Institutional Share Class shareholders. Institutional Shares may also be offered for direct investment by other investors such as pension and profit sharing plans, employee benefit trusts and plan alliances, endowments, foundations, corporations and high net worth individuals. Institutional Shares may also be available on certain brokerage platforms. An investor transacting in Institutional Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

●	Institutional Shares are subject to a minimum initial investment of $100,000. The minimum subsequent investment is $10,000.

●	Minimums may be waived for investors of qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, defined benefit plans; bank and trust companies; insurance companies; registered investment companies; and non-qualified deferred compensation plans.

●	Minimums may be satisfied where, for investors through certain asset allocation, wrap fee and other similar programs, in the discretion of the investment adviser, multiple, different customer accounts, in the aggregate, total the $100,000 minimum.

●	No front-end sales charges.

●	No deferred sales charges imposed.

●	No Distribution (Rule 12b-1) fees.

PRICING FUND SHARES

Portfolio securities are valued, and net asset value (“NAV”) per share of the Funds is calculated, as of the close of regular trading on the NYSE, currently 4:00 p.m. (Eastern Time), on each day the NYSE is open for trading. The NYSE is closed on the following holidays or days on which the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The NAV for each Fund is computed by adding the value of that Fund’s investments, cash and other assets, deducting liabilities and dividing the result by the number of shares of that Fund has outstanding. Redemptions will be effected at the NAV (subject to any applicable CDSC fees) next determined after receipt by the Transfer Agent.

Each Fund’s securities are valued based on the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. Fund securities for which market quotations are not readily available, including private equity investments and other assets, are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Board described below.

The Board has designated the Adviser as the Valuation Designee to perform the fair value determinations, who will carry out these functions for some or all of each Fund’s investments. This designation is subject to Board oversight and certain reporting and other requirements designed to facilitate the Board’s ability to effectively oversee the Funds’ fair value determinations. The Valuation Designee is responsible for performing fair value determinations relating to fund investments and certain other risk assessments, testing, evaluations, and reporting. Fair value determinations are required for securities: (i) for which market quotations are not readily available (or for which market quotations are deemed unreliable); or (ii) for which, in the judgment of the Valuation Designee, the value does not represent a fair value of the security. The Valuation Designee may obtain assistance from others in fulfilling its duties. For example, it may seek assistance from pricing services, fund administrators, accountants, or counsel; it also may consult the Fair Value Committee (described below). The Valuation Designee, however, remains responsible for the final fair value determination and may not designate or assign that responsibility to any third party.

To carry out the responsibility to determine the fair value of any securities or other assets for which market quotations are not readily available at a valuation time, the Board has approved the Valuation Designee’s use of a fair valuation pricing committee (the “Fair Value Committee”), to assist in making fair value determinations. The Fair Value Committee consists of the following standing members: (a) the Funds’ Treasurer or designee, (b) a representative of Ultimus, typically from the Accountant, and (c) on an ad hoc basis at a particular valuation time for which a fair value or fair valuation method is being determined for a Fund, a representative of the Adviser, who may be the Valuation Designee. The Fair Value Committee, at its discretion, may also include the Funds’ Chief Compliance Officer as a non-voting member.

When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. Securities for which a reliable market value cannot be determined or for which market value is no longer reliable, are priced at fair value. As a result, a Fund’s valuation of a security and the price it is actually able to obtain when it sells the security could differ.

ADDITIONAL INFORMATION ABOUT

HOW TO PURCHASE SHARES

You can purchase Class A Shares and Class C Shares of the Funds through broker-dealers that have executed a selling agreement with the Funds’ Distributor. Institutional Shares of the Funds are offered primarily through certain asset allocation, wrap fee and other similar programs offered by broker-dealers and other intermediaries. Institutional Shares may also be offered for direct investment by other investors such as pension and profit sharing plans, employee benefit trusts and plan alliances, endowments, foundations, corporations, high net worth individuals and on certain brokerage platforms.

All investments must be made in U.S. dollars and, to avoid fees and delays, checks must be drawn only on banks located in the U.S. A charge (minimum of $20) will be imposed if any check or electronic check used for the purchase of shares is returned. The Funds do not accept cash, drafts, “starter” checks, traveler’s checks, credit card checks, post-dated checks, cashier’s checks, money orders or checks drawn on non-U.S. financial institutions. In addition, to protect the Funds from check fraud, the Funds do not accept checks made payable to third parties (except for properly endorsed IRA rollover checks). Cashier’s checks and bank official checks will also be accepted for IRA transfers from other financial institutions. In such cases, a 15 business day hold will be applied to the funds. This means that, while you may request a redemption during the 15 business days after your purchase, and the redemption will be calculated at the NAV of the Fund on the day that the redemption request is received in good order, you will not receive your proceeds until the holding period has expired. You may avoid this holding period by making your purchase by wire. For additional information on purchase by wire, please refer to “Purchases by Wire” below.

Purchases by Mail: Shares may be purchased initially by completing the account application accompanying this Prospectus and mailing it to the Transfer Agent, together with a check payable to the applicable Fund and Share class (for example, Spirit of America Large Cap Value Fund—Class A Shares). The check or money order and account application may be mailed via regular mail to Spirit of America Investment Fund, Inc., c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246. If you are sending applications, checks or other communications to the Transfer Agent via express delivery, registered or certified mail, send to Spirit of America Investment Fund, Inc., c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. Please send a minimum of $500 for Class A Shares and Class C Shares (including IRA and SEP accounts).

When making subsequent investments by mail, please return the bottom portion of a previous confirmation with your investment in the envelope that is provided with each confirmation statement. Your check should be made payable to the applicable Fund and Share class (for example, “Spirit of America Real Estate Income and Growth Fund – Class A Shares”) and mailed to the Transfer Agent at the addresses noted above. Orders to purchase shares are effective on the day the Transfer Agent receives your check or money order, provided it is received before 4:00 p.m. (Eastern Time).

Purchases by Wire: To make an initial investment by federal funds wire, you must first call the Transfer Agent at (800) 452-4892 to set up an account and receive an account number. Your name, account number, taxpayer identification number or social security number and address must be specified in the wire. Your bank may impose a fee for investments by wire. In addition, an account application should be promptly forwarded to: Spirit of America Investment Fund, Inc., c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246.

If you have a bank account at a member firm of the Federal Reserve System, you may purchase shares of the Funds by requesting your bank to transmit funds by wire. Please call Shareholder Services at (800) 452-4892 for the most current wiring instructions.

You may make additional investments at any time through the wire procedures described above, which must include your name and account number. The Company will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. Wires received after the close of the NYSE will be considered received on the next business day.

Purchases by Telephone: The Funds accept telephone purchases only from brokers or financial intermediaries. Individuals may not make purchases by telephone.

General Purchase Information: Class A Shares of the Funds are sold at the NAV next determined after receipt of a purchase order by the Funds’ Transfer Agent, plus an initial maximum sales charge of up to 5.25% (4.75% in the case of the Municipal Tax Free Bond Fund and Income Fund and 5.75% in the case of the Utilities Fund) of the offering price (5.54%, 4.99%, or 6.10%, respectively, of the net amount invested) reduced on investments of $100,000 or more as it relates to the Funds included in this Prospectus.

Class C Shares are sold without an initial front-end sales charge so that the full amount of your purchase is invested in a Fund. A deferred sales charge of 1.00% applies, however, if Class C Shares are sold within 13 months of purchase.

Institutional Shares are sold without an initial front-end sales charge and are not subject to a deferred sales charge.

Shares acquired through reinvestment of dividends or capital gains distributions are not subject to a deferred sales charge. In addition, the deferred sales charge may be waived in certain circumstances. See “Waiver of Deferred Sales Charge – Class C Shares” below. The deferred sales charge is based upon the lesser of: (1) the NAV of the shares redeemed or (2) the cost of such shares.

To keep your deferred sales charges as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a deferred sales charge. If there are not enough of these shares available, we will sell shares that have the lowest deferred sales charge.

Purchase orders for shares of any of the Funds that are received by the Transfer Agent in proper form (i.e., a completed application and the correct minimum investment) by the close of the NYSE, on any day that the NYSE is open for trading, will be purchased at the appropriate Fund’s next determined NAV (plus any applicable sales charge). Orders for Fund shares received after 4:00 p.m. (Eastern Time) will be purchased at the NAV (plus any applicable sales charge) determined on the following business day.

The Funds and the Transfer Agent each reserve the right to reject any purchase order in whole or in part. The Funds reserve the right to suspend the offering of shares of any Fund. The Funds also reserve the right to vary the initial and subsequent investment minimums, or to waive the minimum investment requirements for any investor. The Funds will not accept checks endorsed by a third party as payment for purchase orders. If your check or wire does not clear, you will be responsible for any loss incurred by a Fund.

When you sign your account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the Internal Revenue Service (“IRS”). If you violate IRS regulations, the IRS can require the Fund to withhold a portion of your taxable distributions and redemptions.

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When completing the account application, you will be required to supply the Fund with information, such as your taxpayer identification number, that will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a customer’s identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Your information will be handled by us as discussed in our privacy statement.

Purchases through Broker-Dealers: The Funds may accept telephone orders only from broker-dealers or financial intermediaries that have executed a selling agreement with the Distributor. The broker-dealers or financial intermediaries must promptly forward purchase orders and payments for the same to the appropriate Fund. Brokers or financial intermediaries through which an investor purchases shares of a Fund may charge the shareholder a transaction fee or other fee for their services at the time of purchase. Broker/dealers and mutual fund networks may have different minimum investment requirements.

For any order to be confirmed at the current day’s offering price, it must be received by the Transfer Agent or the selling dealer by 4:00 p.m. (Eastern Time) on the same day. For any dealer order to be confirmed at the current day’s offering price, it not only must be received by the dealer prior to 4:00 p.m. (Eastern Time) on that day, but it must be communicated to the Transfer Agent by 5:00 p.m. (Eastern Time) on that day. It is the responsibility of the dealer to communicate the details of the order to the Transfer Agent. Orders received by dealers after 4:00 p.m. (Eastern Time) are confirmed at the offering price on the following business day.

Automated Clearing House (ACH):

Once an account is open, shares may be purchased or redeemed through ACH in minimum amounts of $50. ACH is the electronic transfer of funds directly from an account you maintain with a financial institution to the applicable Fund. ACH transactions are not available for initial purchase. In order to use the ACH service, the ACH Authorization section of the account application must be completed. For existing accounts, an ACH Authorization Form may be obtained by calling the Funds’ Transfer Agent at (800) 452-4892. Allow at least two weeks for processing before using ACH. To place a purchase or redemption order by ACH, call the Funds’ Transfer Agent at (800) 452-4892. There are no charges for ACH transactions imposed by the Funds or the Transfer Agent. ACH share purchase transactions are completed when payment is received, approximately two business days following the placement of your order. When shares are purchased through ACH, the proceeds from the redemption of those shares may not be paid until the ACH transfer has been converted to federal funds, which could take up to 15 calendar days. The shareholder will be held responsible for any fees incurred or losses suffered by the Funds as a result of any ACH transaction rejected for insufficient funds. Failure to notify the Funds in advance of an ACH transfer could result in a delay in completing your transaction.

Automatic Investment Plan:

Bank Account

You can make additional purchases of shares of each Fund through an Automatic Investment Plan. The Automatic Investment Plan provides a convenient method to have monies deducted directly from your bank account for investment in the Funds. You may authorize the automatic withdrawal of funds from your bank account by opening an account with a minimum of $500 for Class A Shares and Class C Shares and completing the Automatic Investment Plan section of the account application enclosed with this prospectus. Subsequent investments may be made on a periodic basis and are subject to a minimum required amount of $50. The Company may alter, modify or terminate this plan at any time.

Securities Brokerage Account

If available through your securities broker/dealer, you can also make additional purchases of the Funds through an Automatic Investment Plan which provides a convenient method to have all dividends and interest which are ordinarily credited to your securities brokerage account(s) invested directly into the Funds instead. You may authorize automatic investment of dividends and interest from your securities brokerage account by completing and signing a separate authorization form provided by your securities broker/dealer.

Tax Sheltered Retirement Plans:

Fund shares may be an appropriate investment for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pension plans (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Funds’ Transfer Agent at (800) 452-4892 for the procedure to open an IRA or SEP plan directly with the Funds, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax adviser regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Funds from the IRA unless you pay the fees directly to the IRA custodian. Information regarding IRA custodial fees is available by calling the Transfer Agent at (800) 452-4892. In addition, you should be aware that investments in tax-deferred accounts may be taxable at withdrawal. You should discuss any tax-related concerns with your tax adviser or attorney.

ADDITIONAL INFORMATION ABOUT

HOW TO REDEEM SHARES

Selling Shares: You may redeem your shares of the Funds on any business day that the NYSE is open for business. Redemptions will be effected at the NAV (subject to any applicable CDSC fees) next determined after receipt by the Transfer Agent of a redemption request meeting the requirements described below.

Redemption by Mail: You may redeem shares by submitting a written request for redemption via regular mail to Spirit of America Investment Fund, Inc., c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246. If you are sending your request via overnight mail services, send to Spirit of America Investment Fund, Inc., c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. A written redemption request must: (i) identify your account name and account number; (ii) include the name of the Fund and class of shares, if applicable; (iii) state the number of shares or dollar amount to be redeemed; and (iv) be signed by each registered owner exactly as the shares are registered. To prevent fraudulent redemptions, a signature guarantee for the signature of each person in whose name an account is registered is required for (i) all written redemption requests exceeding $50,000, (ii) where proceeds are to be mailed to an address or bank account other than that shown on the Transfer Agent’s records, or (iii) when your address was changed within 30 days of your redemption request. When the Funds require a signature guarantee you must provide a medallion signature guarantee. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Notary public endorsements will not be accepted. The Transfer Agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians and retirement plans.

A redemption request will not be considered to be in good order until the Transfer Agent receives all required documents in proper form. Questions with respect to the proper form for redemption requests should be directed to the Transfer Agent at (800) 452-4892.

Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If no such instruction is provided, IRA redemptions will be subject to federal tax withholding. Please consult your tax adviser for any tax related IRA distribution questions.

Redemption by Telephone or by Wire: With prior authorization, you may redeem shares by calling the Transfer Agent at (800) 452-4892 during normal business hours. To arrange for redemption by wire or telephone after your account has been opened, or to change the bank or account designated to receive redemption proceeds, send a written request with a signature guarantee (as described above) to the Transfer Agent. The telephone redemption privilege is automatically available to all new accounts. If you do not want the telephone redemption privilege, you must indicate this on the appropriate area of your account application or write to the Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application.

The Funds reserve the right to refuse a wire or telephone redemption if it believes it is advisable to do so. Procedures for redeeming Fund shares by wire or telephone may be modified or terminated at any time.

During periods of unusual economic or market changes, telephone redemptions may be difficult to implement. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. Neither the Funds nor their Transfer Agent will be held liable if you are unable to place your transaction due to high call volume. In such event, you should follow the procedures for redemption by mail.

The Funds reserve the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 calendar days. Neither the Funds nor any of its service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. In this regard, the Funds and the Transfer Agent require personal identification information before accepting a telephone redemption. To the extent that the Funds or the Transfer Agent fail to use reasonable procedures to verify the genuineness of telephone instructions, the Funds may be liable for losses due to fraudulent or unauthorized instructions. The Funds reserve the right to refuse a telephone redemption if it is believed advisable to do so. Written confirmation will be provided for all redemption transactions initiated by telephone. Proceeds from a telephone redemption shall be sent only to the shareholder’s address of record or wired to the shareholder’s bank account on file with the Transfer Agent.

IRA distributions may also be made by telephone. Shareholders who redeem shares held in an IRA will be asked to designate whether or not to withhold federal income taxes from the distribution. If no such instruction is provided, IRA redemptions will be subject to federal tax withholding. Please consult your tax adviser for any tax related IRA distribution questions.

Exchanging Shares: You are permitted to exchange your Class A Shares of a Fund for Class A Shares of another Spirit of America Investment Fund, provided that those shares may legally be sold in the state of your residence. Class C Shares for a Fund may be exchanged for Class C Shares of any other Spirit of America Investment Fund offering such shares. Institutional Shares of a Fund may be exchanged for Institutional Shares of any other Spirit of America Investment Fund offering such shares. You must meet the minimum investment requirement of the applicable share class and you may only exchange your shares once every six months. The registration and taxpayer identification numbers of the two accounts involved in the exchange must be identical. No transaction fees are charged for exchanges but an exchange of shares is treated for tax purposes as a redemption of shares and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. The Funds make exchanges at NAV (determined after the order is considered received), without a sales charge. Shares of a Fund may be exchanged without payment of any exchange fee for shares of the other Fund of the same class at their respective net asset values, given that the accounts have the same registration. Minimums to establish or subsequent purchase minimums apply.

Systematic Withdrawal Plan: The Funds offer a Systematic Withdrawal Plan as an option by which to withdraw funds from your account on a regular basis. To participate in this option, you must either own or purchase shares having a value of $10,000 or more for Class A Shares and Class C Shares and $100,000 or more for Institutional Shares. Automatic payments by check will be mailed to you on either a monthly, quarterly, semi-annual or annual basis in amounts of $50 or more. All withdrawals are processed on the 25th day of the month or, if such day is not a business day, on the next business day and paid promptly thereafter. Because Class A Shares of the Funds have a front-end sales load, it is not advisable to participate in the Systematic Withdrawal Plan if you are regularly purchasing shares. For information about starting a Systematic Withdrawal Plan, call the Transfer Agent at (800) 452-4892. Shareholders of Class C Shares that participate in the Plan will not be charged a CDSC on their withdrawals.

General Redemption Information: The Funds typically expect to pay redemption proceeds for shares redeemed within the following days after receipt by the Transfer Agent of a redemption request in proper form:

●	For payment by check, the Funds typically expect to mail the check within one to three business days;

●	For payment by wire or ACH, the Funds typically expects to process the payment within one to three business days.

Payment of redemption proceeds may take longer than the time the Funds typically expect and may take up to 7 days as permitted under the 1940 Act. Under unusual circumstances as permitted by the SEC, the Funds may suspend the right of redemption or delay payment of redemption proceeds for more than 7 days. When a request for redemption is made shortly after the purchase of shares by check, you will not receive the redemption proceeds until the check(s) for the shares purchased has cleared. Although the redemption proceeds may be delayed, the redemption request will be processed at the NAV next determined after receipt of the redemption request in good order. The Company will mail the redemption proceeds as soon as the purchase check clears, which may take up to fifteen calendar days from the date of the purchase. You may avoid such delays by purchasing shares by federal funds wire.

The Funds may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (i) trading on the NYSE is restricted or the NYSE is closed for other than customary weekends and holidays, (ii) the SEC has by order permitted such suspension for the protection of the Funds’ shareholders, or (iii) an emergency exists making disposal of portfolio securities or valuation of net assets of any Fund not reasonably practicable.

Redemption proceeds sent by check by a Fund and not cashed within 180 days will be reinvested in the applicable Fund at the current day’s NAV. Redemption proceeds that are reinvested are subject to market risk like any other investment in a Fund.

Redemption proceeds may be wired directly to any bank previously designated on your new account application. There is a $15.00 charge for redemptions made by wire to domestic banks. Wires to foreign or overseas banks may be charged at higher rates. Banks may impose a fee for wire services. In addition, there may be fees for redemptions made through brokers, financial institutions and service organizations. If you execute your redemption order through an intermediary, you may be subject to additional charges.

The Funds have elected, pursuant to Rule 18f-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder. The Funds will satisfy redemption requests for cash to the fullest extent feasible, as long as such payments would not, in the opinion of the Adviser, result in the need for a Fund to sell assets under disadvantageous conditions or to the detriment of the remaining shareholders of a Fund. The Funds have reserved the right, in whole or in part, to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” Redemptions in kind will be made only under extraordinary circumstances and if a Fund deems it advisable for the benefit of all shareholders, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund’s net assets). Under these conditions, a Fund might pay all or part of redemption proceeds in liquid securities with a market value equal to the value of the Fund shares being redeemed. A redemption in kind will consist of securities equal in market value to the Fund shares being redeemed, using the same valuation procedures that the Funds use to compute their respective NAV. Pursuant to procedures adopted by the Board, redemption in kind transactions will typically be made by delivering readily marketable securities to the redeeming shareholder within 7 days after a Fund’s receipt of the redemption order in proper form. Marketable securities are assets that are regularly traded or where updated price quotations are available. Illiquid securities are investments that the Funds reasonably expect cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Certain illiquid securities may be valued using estimated prices from one of the Funds’ approved pricing agents. If a Fund redeems your shares in kind, it will value the securities pursuant to the policies and procedures adopted by the Board. See “Pricing Fund Shares.” You will bear the market risks associated with maintaining or selling the securities that are transferred as redemption proceeds. In addition, when you sell these securities, you will pay taxes and brokerage charges associated with selling the securities.

Minimum Balances: Due to the relatively high cost of maintaining smaller accounts, the Funds reserve the right to involuntarily redeem shares in any account at their then current NAV if at any time the account balance is less than $500 for Class A Shares and Class C Shares and less than $100,000 for Institutional Shares as a result of shareholder redemptions, but not market fluctuations. You will be notified in writing if the value of your account is less than the required minimum, and will be allowed at least 60 days to bring the value of your account up to the minimum before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

Frequent Purchases and Redemptions of Fund Shares: Fund investors may attempt to profit through a practice called market timing or short-term trading in Fund shares. This might be achieved by the purchase and redemption of Fund shares within a short time period. Frequent short-term trading of shares may be detrimental to the long-term performance of a Fund because it may disrupt portfolio management strategy and because it may increase the Fund’s expenses. The Board has adopted the following policies and procedures to discourage market timing. The Funds receive reports from their service provider through which they monitor activity that may be construed to be short-term trading. The Funds seek to monitor trading activity in the Funds’ shares and examine a number of factors to detect trading patterns in Fund shares, including (but not limited to) the frequency, size, and/or timing of investor’s transactions in Fund Shares. When such activity appears to be taking place, the Fund issues instructions to its service provider to place restrictions on the shareholder’s purchase or exchange activity. From time to time, the Funds may put in place other procedures or practices to detect and/or discourage market timing by investors. However, investors should be aware that the Funds’ procedures, while designed to discourage disruptive trading practices, may not entirely eliminate the possibility that such activity may take place. The ability of the Funds and its agents to detect and curtail excessive trading practices may be limited by operational systems and technological limitations. In addition, the Funds may receive purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements.

Escheatment of Shares to State: If no activity occurs in your account within the time period specified by applicable state law, the assets in your account may be considered abandoned and transferred (also known as “escheated”) to the appropriate state regulators. The escheatment time period varies by state. Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. A Texas Designation of Representative Form is available for making such an election.

DISTRIBUTION ARRANGEMENTS

The Real Estate Fund, the Value Fund, the Municipal Tax Free Bond Fund, the Income Fund and the Utilities Fund each offer Class A Shares, Class C Shares and Institutional Shares. Class A Shares charge a front-end sales load and pay 12b-1 fees (as defined below). Class C Shares are sold without an initial front-end sales charge and are subject to a deferred sales charge of 1.00%, if Class C Shares are sold within 13 months of purchase. Class C Shares pay 12b-1 fees and/or shareholder servicing fees. Institutional Shares do not charge a front-end sales load, impose a deferred sales charge or pay 12b-1 fees. The Company does not include disclosure information pertaining to sales loads and capital stock on its website because it is contained within this Prospectus and the SAI, which are available without charge.

Rule 12b-1 Plans.

Each Fund has adopted a Plan of Distribution (each, a “12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act. Each 12b-1 Plan permits the Fund to pay the Distributor from its own assets for the Distributor’s services and expenses in distributing shares of each Fund (“12b-1 fees”) and providing personal services and/or maintaining shareholder accounts (“service fees”). The Real Estate and Value Funds’ Class A Shares pay a 12b-1 fee at the annual rate of 0.30% of average daily net assets. The Municipal Tax Free Bond Fund’s Class A Shares pay a 12b-1 fee at the annual rate of 0.15% of average daily net assets. The Income Fund’s and Utilities Fund’s Class A Shares pay a 12b-1 fee at the annual rate of 0.25% of average daily net assets. Class A Shares have exclusive voting rights with respect to its 12b-1 Plan. With respect to Class C Shares, the fee paid to the Distributor by a Fund is 1.00% of the average daily net assets of the Class C Shares. Of this amount, 0.75% represents 12b-1 fees and 0.25% represents shareholder servicing fees paid to DLA or to institutions that have agreements with the Distributor to provide such services.

Since 12b-1 fees are paid out of the assets of each respective Fund on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A Shares.

The offering price for Class A Shares of the Funds includes a front-end sales charge. The sales charge you pay for Class A Shares of each Fund depends upon the dollar amount invested. Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above. A portion or all of the sales charge may be retained by the Distributor or paid to your broker, dealer or other financial intermediary as a concession. The maximum sales charge is 5.25% of the offering price for the Real Estate Fund and the Value Fund (5.54% of the net amount invested). The maximum sales charge is 4.75% of the offering price for the Municipal Tax Free Bond Fund and the Income Fund (4.99% of the net amount invested). The maximum sales charge is 5.75% of the offering price for the Utilities Fund (6.10% of the net amount invested). Each Fund’s sales charge is reduced on investments of $250,000 or more in any Spirit of America Investment Fund included in this Prospectus. Certain purchases of Class A Shares of the Funds qualify for reduced front-end sales charges, as discussed below (see “Reduction of Class A Sales Charges”).

Sale of Class A Shares.

The front-end sales charge you pay for Class A Shares of the Funds is shown in the tables that immediately follow.

Real Estate Fund and Value Fund

	Total Sales Charge as a Percentage of
	Offering Price	Net Amount Invested
Under $250,000	5.25%	5.54%
$250,000 but less than $500,000	3.75%	3.90%
$500,000 but less than $1,000,000	3.00%	3.09%
$1,000,000 or more*	0%	0%

*	No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments, the Funds impose a CDSC of 1.00% in the event of certain redemptions within one year of the purchase. The CDSC incurred upon redemption is paid to the Distributor in reimbursement for distribution-related expenses. A commission will be paid to authorized dealers who initiate and are responsible for purchases of $1 million or more.

Municipal Tax Free Bond Fund and Income Fund

	Total Sales Charge as a Percentage of
	Offering Price	Net Amount Invested
Under $250,000	4.75%	4.99%
$250,000 but less than $500,000	3.75%	3.90%
$500,000 but less than $1,000,000	3.00%	3.09%
$1,000,000 or more*	0%	0%

*	No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments, the Funds impose a CDSC of 1.00% in the event of certain redemptions within one year of the purchase. The CDSC incurred upon redemption is paid to the Distributor in reimbursement for distribution-related expenses. A commission will be paid to authorized dealers who initiate and are responsible for purchases of $1 million or more.

Utilities Fund

	Total Sales Charge as a Percentage of:
	Offering Price	Net Amount Invested	Concession as a Percentage of Offering Price
Under $25,000	5.75%	6.10%	5.00%
$25,000 or more, but less than $50,000	5.50%	5.82%	5.00%
$50,000 or more, but less than $100,000	4.75%	4.99%	4.25%
$100,000 or more, but less than $250,000	4.50%	4.71%	4.00%
$250,000 or more, but less than $500,000	3.75%	3.90%	3.50%
$500,000 or more, but less than $1,000,000	3.00%	3.09%	2.75%
$1,000,000 or more*	0%	0%	0%

*	No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments, the Utilities Fund imposes a CDSC of 1.00% in the event of certain redemptions within one year of the purchase. The CDSC incurred upon redemption is paid to the Distributor in reimbursement for distribution-related expenses. A commission will be paid by the Distributor to authorized dealers who initiate and are responsible for purchases of $1 million or more.

Reduction of Class A Sales Charges

If you qualify for a reduction or waiver of Class A sales charges, you must notify the Funds’ Transfer Agent, your financial adviser or other intermediary at the time of purchase and you also must provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the current value of those shares. The current value of shares is determined by multiplying the number of shares by the current NAV. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund’s Transfer Agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (e.g. retirement accounts) with the Funds; (ii) accounts with other financial intermediaries where Fund shares are held; and (iii) accounts in the name of immediate family household members (spouse and children under age 21). You should retain any records necessary to substantiate historical costs because the Fund, its Transfer Agent and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver.

Investors may be able to reduce or eliminate front-end sales charges on Class A Shares through one or more of the following methods:

●	A larger investment. The sales charge decreases as the amount of your investment increases per the breakpoint chart above.

●	Rights of accumulation. To qualify for the reduced Class A sales charge that would apply to a larger purchase than you are currently making (as shown in the table above), you and other immediate family members [which includes your spouse and children under the age of 21 as permitted under the Uniform Gifts to Minors Act (“UGMA”) or the Uniform Transfers to Minors Act (“UTMA”)], a trust established by you a family member as grantor, and those family members living at the same address can add the current value of any Class A Shares in all Spirit of America Investment Funds that you currently own or are currently purchasing to the value of your Class A purchase. You must notify your investment adviser, the Fund’s Transfer Agent or other intermediaries, at the time of purchase, of your intent to qualify for this reduction and provide any required evidence showing that you qualify.

Rights of accumulation breakpoints are calculated based on the greater of cost or current market value (NAV). Cost is defined as: Gross purchases plus reinvested dividends minus redemptions.

●	Letter of Intent discount. If you declare in writing that you and other immediate family members [which includes your spouse and children under the age of 21 as permitted under the Uniform Gifts to Minors Act (“UGMA”) or the Uniform Transfers to Minors Act (“UTMA”)] and those family members living at the same address intend to purchase at least $100,000 in Class A Shares during a 13-month period, your sales charge is based on the total amount you intend to invest. You can combine your purchase of Class A Shares of any of the Spirit of America Investment Funds to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

Sales Charges – Class C Shares

Class C Shares are sold without an initial front-end sales charge so that the full amount of your purchase is invested in a Fund. A deferred sales charge of 1.00% applies, however, if Class C Shares are sold within 13 months of purchase.

Shares acquired through reinvestment of dividends or capital gains distributions are not subject to a deferred sales charge. In addition, the deferred sales charge may be waived in certain circumstances. See “Waiver of Deferred Sales Charge – Class C Shares” below. The deferred sales charge is based upon the lesser of: (1) the NAV of the shares redeemed or (2) the cost of such shares.

To keep your deferred sales charges as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a deferred sales charge. If there are not enough of these shares available, we will sell shares that have the lowest deferred sales charge.

For purposes of the deferred sales charge, we use the effective date for each individual purchase.

Waiver of Deferred Sales Charge – Class C Shares

The deferred sales charge on Class C Shares may be waived for:

1.	Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 70½;

2.	Redemptions by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers;

3.	Redemptions where your dealer of record notifies the Distributor, prior to the time of investment, that the dealer waives the 1.00% advance payment otherwise payable to such dealer;

4.	Withdrawals resulting from shareholder death or disability provided that the redemption is requested within one year of death or disability; and

5.	Withdrawals through the Systematic Withdrawal Plan.

In order to verify your eligibility for these discounts, reductions and waivers, you may need to provide the Funds or your investment professional with certain information, including account statements and records that reflect any investments in the Funds by you, your spouse, or your children under 21. If you or your investment professional believe that you qualify, please notify the Funds by calling –your investment professional. If the Distributor is notified of your eligibility, it will reduce or eliminate the sales charge, as applicable, once it confirms your qualification. If the Distributor is not notified, you will receive the discount or waivers only on subsequent purchases for which the Distributor is notified, and not retroactively on past purchases. The deferred sales charges applicable to the Shares offered in this Prospectus, and the break-point discounts offered with respect to such Shares, are described in full in this Prospectus.

More information about deferred sales charge reductions is provided in the SAI.

Sales at Net Asset Value.

Class A Shares of the Funds may be sold at NAV (i.e., without any initial sales charge) to certain investors, including: (i) investment advisory clients of the Adviser or its affiliates; (ii) (a) officers and present or former directors of the Company, (b) directors and present and full-time employees of selected dealers or agents, or the spouse, or minor children (up to age 18) of any such person, or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Funds); (iii) the Adviser, the Distributor, and their affiliates, and certain employee benefit plans for employees of the Adviser and the Distributor; (iv) persons who establish, to the Distributor’s satisfaction, that they are investing, within ninety (90) days, proceeds of redemption of shares of such other, substantially similar open-end, registered investment companies, as may be determined from time to time in the discretion of the Distributor; and (v) investors who redeem shares of the Funds and then decide to reinvest their redemption proceeds in additional shares of a Fund within 30 days.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions.

Normally, income dividends will be paid monthly for the Municipal Tax Free Bond Fund and the Income Fund. The Real Estate Fund and the Value Fund each will declare semi-annual distributions comprised of net income earned, if any, realized long-term capital gains, if any, and to the extent necessary, return of capital, payable as of June 30 and December 31 of each year in the annual aggregate minimum amounts of $0.85 per share and $1.40 per share, respectively. The Utilities Fund intends to declare semi-annual distributions comprised of net income earned, if any, realized long-term capital gains, if any, and to the extent necessary, return of capital, payable as of June 30 and December 31 of each year in the annual minimum amount of $1.70 per share.

Except as noted above, long term capital gains, if any, will be distributed annually in December, but may be distributed more frequently if deemed advisable by the Board. All such dividends and capital gain distributions are generally taxable to the shareholder whether received in cash or reinvested in shares for U.S. federal income tax purposes. However, a portion of the distributions paid to each Fund and subsequently distributed to shareholders may be characterized as a return of capital. A “return of capital” is a return, in whole or in part, of the funds that you previously invested in the Fund. Return of capital distributions will generally not be taxable to a shareholder for U.S. federal income tax purposes to the extent of the shareholder’s tax basis in the shareholders’s shares in the Fund, however, such distributions will reduce the shareholder’s tax basis in the shareholder’s shares in the Fund (but not below zero), which could result in the shareholder having to pay higher taxes in the future when shares are sold, even if the shareholder sells the shares at a loss from the shareholder’s original investment. The final determination of the amount of the appropriate Fund’s return of capital distributions for the period will be made after the end of each calendar year.

The Real Estate Fund, the Value Fund and the Utilities Fund may invest in REITs which pay distributions to their shareholders based upon available funds from operations. Each REIT reports annually the tax character of its distributions. It is quite common for these distributions to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such distributions being designated as a return of capital or long-term capital gain. The Funds intend to include the gross distributions from such REITs in their distributions to their shareholders; accordingly, a portion of the distributions paid to the Funds and subsequently distributed to shareholders may be re-characterized based on the prior calendar year’s actual reported return of capital. The final determination of the amount of each Fund’s return of capital distribution for the period will be made after the end of each calendar year. Each Fund will distribute the return of capital it receives from the REITs in which it invests.

Each income dividend and capital gains distribution, if any, declared by a Fund on its outstanding shares will be paid in additional shares of the Fund having an aggregate net asset value as of the payment date of such dividend or distribution equal to the cash amount of such income dividend or distribution, unless payment in cash is specified by the shareholder by written request to the Transfer Agent. Election to receive income dividends and distributions in cash may be made at the time shares are initially purchased or may be changed in writing at any time prior to the record date for a particular dividend or distribution. There is no sales charge or other charge in connection with the reinvestment of dividends and capital gains distributions.

If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

Any check tendered in payment of dividends or other distributions which cannot be delivered by the U.S. post office or which remains uncashed for a period of more than one year may be reinvested in the shareholder’s account at the then current NAV, and the dividend option may be changed from cash to reinvest. Interest will not accrue on amounts represented by uncashed checks.

Material U.S. Federal Income Tax Considerations.

The discussion below and disclosure in the SAI under the heading “U.S. Federal Income Taxes” provides a summary of certain material U.S. federal income tax consequences relating to the purchase, ownership, and disposition of shares of the Funds by U.S. Holders (as described below) who hold their shares as capital assets (as defined for U.S. federal income tax purposes). For purposes of these discussions, a “U.S. Holder” means a beneficial owner of a Fund’s shares that is any of the following for U.S. federal income tax purposes:

●	An individual who is a citizen or resident of the United States or someone treated as a U.S. citizen for U.S. federal income tax purposes;

●	A corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

●	An estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

●	A trust if: (a) a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust, or (b) the trust was in existence on August 20, 1996 and has a valid election in effect under applicable Treasury Regulations (as defined below) to be treated as a U.S. person.

For purposes of this summary, the term “Non-U.S. Holder” means a beneficial owner of a Fund’s shares that is not a U.S. Holder. The term “Holder” means a beneficial owner of a Fund’s shares that is either a U.S. Holder or a Non-U.S. Holder.

This summary is for general information purposes only and is not exhaustive of all of the U.S. federal income tax considerations that may be relevant to a decision to purchase shares in the Funds. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations promulgated under the Code by the U.S. Treasury Department (including final, proposed and temporary regulations (the “Treasury Regulations”)), rulings, current administrative interpretations, and official pronouncements by the Internal Revenue Service (the “IRS”), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, including possibly with a retroactive effect. Such changes could materially and adversely affect the tax consequences to a holder described below. No assurance can be given that the IRS will not assert, or that a court would not sustain, a position contrary to any of the tax consequences described below. We cannot predict whether, when, or to what extent U.S. federal tax laws, regulations, interpretations, or rulings will be issued.

The discussion primarily describes the U.S. federal income tax treatment of a U.S. Holder and, unless expressly provided, does not discuss the application of these rules to a Non-U.S. Holder. In addition, the possible application of U.S. federal estate or gift taxes or any aspect of state, local, or non-U.S. tax laws is not considered. This summary does not address all aspects of U.S. federal income taxation that may be important to a particular U.S. Holder in light of its investment or tax circumstances or to a U.S. Holder that is subject to special tax rules, including if the Holder is:

●	a dealer in securities or currencies;

●	a financial institution;

●	a regulated investment company;

●	a real estate investment trust;

●	an insurance company;

●	a tax-exempt organization;

●	a person holding shares as part of a hedging, integrated or conversion transaction, a constructive sale or a straddle;

●	a trader in securities that has elected the mark-to-market method of accounting for its securities;

●	a person liable for alternative minimum tax;

●	a partnership or other pass-through entity for U.S. federal income tax purposes; or

●	a U.S. Holder whose “functional currency” is not the U.S. dollar.

If an entity treated as a partnership for U.S. federal income tax purposes holds shares, the U.S. federal income tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A Holder of shares in a partnership and partners in such partnership should consult their own tax advisors regarding the U.S. federal income tax consequences of holding and disposing of the shares.

Prospective U.S. Holders are urged to consult their tax advisors as to the particular tax consequences of purchasing, owning and disposing of the shares, including the application of U.S. federal, state and local tax laws.

Taxation as a Regulated Investment Company.

Each Fund intends to elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code. As a RIC, a Fund will not have to pay corporate-level federal income taxes on any income that the Fund distributes to its stockholders from its earnings and profits, as determined for U.S. federal income tax purposes. To qualify for and maintain its qualification as a RIC, each Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax treatment, a Fund must distribute to its stockholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally its net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses, or the Annual Distribution Requirement.

If a Fund:

●	qualifies as a RIC; and

●	satisfies the Annual Distribution Requirement,

then it will not be subject to federal income tax on the portion of its income that it distributes (or is deemed to distribute) to stockholders. A Fund will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to its stockholders.

A Fund will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless it distributes in a timely manner an amount at least equal to the sum of (1) 98% of its net ordinary income for each calendar year, (2) 98.2% of its capital gain net income for that calendar year and (3) any income recognized, but not distributed, in preceding years and on which it paid no U.S. federal income tax, or the Excise Tax Avoidance Requirement. Each Fund generally will endeavor in each taxable year to avoid any U.S. federal excise tax on its earnings.

In order to qualify as a RIC for U.S. federal income tax purposes, a Fund, among other things, must:

●	continue to qualify under the 1940 Act at all times during each taxable year;

●	derive in each taxable year at least 90% of their gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, net income from certain “qualified publicly-traded partnerships,” or other income derived with respect to their business of investing in such stock or securities, or the 90% Income Test; and

●	diversify its holdings so that at the end of each quarter of the taxable year:

●	at least 50% of the value of its assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s assets or more than 10% of the outstanding voting securities of such issuer; and

●	no more than 25% of the value of its assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly-traded partnerships,” or the Diversification Tests.

For federal income tax purposes, a Fund may be required to recognize taxable income in circumstances in which a Fund does not receive a corresponding payment in cash. For example, if a Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), it must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year. The Fund may also have to include in income other amounts that it has not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock.

Because any original issue discount or other amounts accrued will be included in its investment company taxable income for the year of the accrual, a Fund may be required to make a distribution to its stockholders in order to satisfy the Annual Distribution Requirement, even though it will not have received any corresponding cash amount. As a result, it may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. A Fund may have to sell some of its investments at times and/or at prices that would not be considered advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If a Fund is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

The remainder of this discussion assumes that a Fund qualifies as a RIC and has satisfied the Annual Distribution Requirement.

Failure to Qualify as a RIC.

If a Fund were unable to qualify for treatment as a RIC, it would be subject to tax on all of its taxable income at regular corporate rates, regardless of whether it makes any distributions to its stockholders. Distributions would not be required, and any distributions to the extent of earnings and profits would be taxable to its stockholders as ordinary dividend income. Subject to certain additional limitations in the Code, such distributions would be eligible for the preferential maximum rate applicable to individual stockholders to the extent of their current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of their current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.

MLP Equity Securities.

Certain of the Funds invest their assets in MLPs, which generally are treated as partnerships for U.S. federal income tax purposes but could potentially be treated as corporations to the extent that they do not satisfy the gross income test. If a publicly traded partnership derives at least 90% of its gross income from qualifying sources as described in Section 7704 of the Code, the publicly traded partnership will be treated as a partnership for U.S. federal income tax purposes. These qualifying sources include interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide.

When a Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses, deductions and credits recognized by each MLP, whether or not the MLP distributes cash to the Fund. A distribution from an MLP is generally treated as a tax-free return of capital to the extent such distribution does not exceed the Fund’s tax basis in its MLP interest and as gain from the sale or exchange of the MLP interest to the extent the distribution exceeds the Fund’s tax basis in its MLP interest. If the Fund retains an investment until the basis is reduced to zero, subsequent distributions will be taxable to the Fund at ordinary income rates and shareholders may receive a corrected Form 1099. Based upon a review of the historic results of the type of MLPs in which the Funds intend to invest, the Funds expect that the cash distributions they will receive with respect to the investments in equity securities of MLPs will exceed the taxable income allocated to the Funds from such MLPs. No assurance, however, can be given in this regard.

REITs.

A REIT is a company that derives at least 75% of its gross income from (a) rents from real property, (b) interests in real property or interest on obligations secured by mortgages, (c) the sale or other disposition of real property, (d) dividends, distributions or other gains from investments in other REITs, (e) abatements or tax refunds on real property, (f) income and gain derived from certain foreclosure property, (g) amounts received or accrued for entering into agreements to make loans secured by mortgages on real property or to purchase or lease property, and (h) certain other qualified temporary investment income. A REIT must also receive 95% of its gross income from (a) dividends, (b) interest, (c) gain from the sale or other disposition of stock, securities, and real property, and (d) any source described in clauses (a) through (h) in the preceding sentence. To the extent an investment meets the qualifications of a REIT under the Code, the REIT will not be taxed on distributions made to the Funds. In the event an investment fails to qualify as a REIT, the REIT will be subject to tax as a C corporation at U.S. federal income tax rates. The resulting corporate taxes could reduce a Fund’s net assets, the amount of income available for distribution and the amount of such Fund’s distributions.

Taxation of Distributions.

The gross amount of distributions by a Fund in respect of shares will be taxable to a U.S. Holder as dividend income to the extent the distributions are paid out of the Fund’s current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Such income will be included in a U.S. Holder’s gross income on the day actually or constructively received by such U.S. Holder. Subject to certain holding period and other requirements, such dividend income will generally be eligible for the dividends received deduction in the case of corporate U.S. Holders and will generally be treated as “qualified dividend income” for non-corporate U.S. Holders (including individuals) and will be eligible for reduced rates of taxation at the rates applicable to long-term capital gains. Dividends received by a Fund from REITs generally are not expected to qualify for treatment as qualified dividend income. To the extent a Fund invests in REITs, such Fund may designate dividends it pays to its shareholders as “section 199A dividends” so that such shareholder may be eligible for a 20% deduction with respect to such dividends. The amount of section 199A dividends that a Fund may pay and report to its shareholders is limited to the excess of the ordinary REIT dividends, other than capital gain dividends and portions of REIT dividends designated as qualified dividend income that the Fund receives from REITs for a taxable year over the Fund’s expenses allocable to such dividends.

To the extent that the amount of any distribution exceeds a Fund’s current and accumulated earnings and profits, as determined for U.S. federal income tax purposes, the distribution will first be treated as a tax-free return of capital, causing a reduction in the adjusted basis of the shares (thereby increasing the amount of gain, or decreasing the amount of loss, to be recognized by a U.S. Holder on a subsequent disposition of the shares), and the balance in excess of such adjusted basis will be taxed as capital gain. Any such capital gain will generally be long-term capital gain if such U.S. Holder has held the applicable shares for more than one year.

Distributions by a Fund of net capital gain (which is generally long-term capital gains in excess of net short-term capital losses) properly designated by the Fund as “capital gain dividends” generally are taxable to U.S. Holders as long-term capital gain, to the extent of the Fund’s current or accumulated earnings and profits, regardless of the length of time the shares of the Fund have been held by such U.S. Holders.

A corporation’s earnings and profits are generally calculated by making certain adjustments to the corporation’s reported taxable income. Based upon the historic performance of similar MLPs in which certain of the Funds intend to invest, such Funds anticipate that the distributed cash from the MLPs in their respective portfolios will exceed their earnings and profits. Thus, such Funds anticipate that only a portion of their distributions will be treated as dividends to its Holders for U.S. federal income tax purposes, although no assurance can be given in this regard.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable U.S. Holder on his or her or its federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by U.S. Holders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the U.S. Holder and are also subject to these reporting requirements.

Taxation of Sales, Exchanges or Other Dispositions.

A U.S. Holder will generally recognize taxable gain or loss on any sale, exchange or other disposition of shares in an amount equal to the difference between the amount realized for the shares and the Holder’s adjusted tax basis in such shares. Generally, a U.S. Holder’s adjusted tax basis in the shares will be equal to the cost of the Holder’s shares, reduced by adjustments for distributions paid by a Fund in excess of its earnings and profits (i.e., returns of capital). Such gain or loss will generally be long-term capital gain or loss provided that the U.S. Holder held the shares for more than one year at the time of disposition. It is possible that a return of capital could cause a U.S. Holder to pay a tax on capital gains with respect to shares that are sold for an amount less than the price originally paid for them. Capital gains of non-corporate U.S. Holders (including individuals) derived with respect to capital assets held for more than one year are generally eligible for reduced rates of taxation. The deductibility of capital losses is subject to limitations.

Net Investment Income Tax.

A U.S. Holder that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, will be subject to a 3.8% tax on the lesser of (1) the U.S. Holder’s “net investment income” for the relevant taxable year and (2) the excess of the U.S. Holder’s modified adjusted gross income for the taxable year over a certain threshold (which, in the case of individuals, will be between $125,000 and $250,000 depending on the individual’s circumstances). A U.S. Holder’s “net investment income” may generally include portfolio income (such as interest and dividends), and income and net gains from an activity that is subject to certain passive activity limitations, unless such income or net gains are derived in the ordinary course of the conduct of a trade or business (other than a trade or business that consists of certain passive or trading activities). If you are a U.S. holder that is an individual, estate or trust, you should consult your tax advisors regarding the applicability of the Net Investment Income Tax to your ownership and disposition of shares of the Funds.

Information Reporting and Backup Withholding.

Generally, information reporting requirements will apply to distributions on the Fund’s common shares or proceeds on the disposition of its common shares or warrants paid within the U.S. (and, in certain cases, outside the U.S.) to U.S. Holders. Such payments will generally be subject to backup withholding tax at the rate of 24% if: (a) a U.S. Holder fails to furnish such U.S. Holder’s correct U.S. taxpayer identification number to the payor (generally on Form W-9), as required by the Code and Treasury Regulations, (b) the IRS notifies the payor that the U.S. Holder’s taxpayer identification number is incorrect, (c) a U.S. Holder is notified by the IRS that it has previously failed to properly report interest and dividend income, or (d) a U.S. Holder fails to certify, under penalty of perjury, that such U.S. Holder has furnished its correct U.S. taxpayer identification number. However, certain exempt persons generally are excluded from these information reporting and backup withholding rules.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refund or as a credit against a U.S. Holder’s U.S. federal income tax liability provided the required information is timely furnished to the IRS.

Non-U.S. Holders.

Dividends paid to a Non-U.S. Holder generally will be subject to U.S. withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty. If a Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable tax treaty, the Non-U.S. Holder will be required to provide an applicable IRS Form W-8 certifying its entitlement to benefits under the treaty in order to obtain a reduced rate of withholding tax. However, if the distributions are effectively connected with a U.S. trade or business of the Non-U.S. Holder (or, if an income tax treaty applies, attributable to a permanent establishment in the United States of the Non-U.S. Holder), then the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons, plus, in certain cases where the Non-U.S. Holder is a corporation, a branch profits tax at a 30% rate (or lower rate provided in an applicable treaty). If the Non-U.S. Holder is subject to such U.S. income tax on a distribution, then the Fund is not required to withhold U.S. federal tax if the Non-U.S. Holder complies with applicable certification and disclosure requirements.

Special certification requirements apply to a Non-U.S. Holder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

Special U.S. federal income tax rules will apply to Non-U.S. Holders that hold shares in the Funds. Non-U.S. Holders should consult their own tax advisors to determine the U.S. federal, state, local and other tax consequences that may be relevant to them.

Payments to Foreign Financial Institutions.

The Foreign Account Tax Compliance Act (“FATCA”) generally provides that a 30% withholding tax may be imposed on payments of U.S. source income, such as U.S. source interest and dividends to certain non-U.S. entities unless such entities enter into an agreement with the IRS to disclose the name, address and taxpayer identification number of certain U.S. persons that own, directly or indirectly, interests in such entities, as well as certain other information relating to such interests. Non-U.S. Holders are encouraged to consult with their own tax advisors regarding the possible implications and obligations of FATCA. While withholding under FATCA would have applied also to payments of gross proceeds from the sale or other disposition of shares on or after January 1, 2019, proposed Treasury Regulations eliminate FATCA withholding on payments of gross proceeds entirely. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury regulations are issued.

Investment by Tax-Exempt Investors.

Employee benefit plans and most other organizations exempt from U.S. federal income tax, including individual retirement accounts and other retirement plans, are generally subject to U.S. federal income tax on unrelated business taxable income (“UBTI”). Because each Fund is treated as a corporation for U.S. federal income tax purposes, an owner of shares will not report on its federal income tax return any items of income, gain, loss, deduction and credit that are allocated to the Fund from the MLPs in which the Fund invests. Moreover, dividend income from, and gain from the sale of, corporate stock generally does not constitute UBTI unless the corporate stock is debt-financed. Therefore, a tax-exempt investor generally should not have UBTI attributable to its ownership, sale or the redemption of any Fund’s shares unless its ownership of shares is debt-financed. In general, shares are considered to be debt-financed if the tax-exempt owner of shares incurred debt to acquire the shares or otherwise incurred a debt that would not have been incurred if the shares had not been acquired.

Other Taxation.

A Fund’s Holders may be subject to state, local and foreign taxes on its distributions. Holders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Funds.

How Transactions Are Taxed.

When you sell or redeem your Fund’s shares, you will generally realize a capital gain or loss. For tax purposes, an exchange of your Fund’s shares for shares of a different Spirit of America Fund is the same as a sale. The Funds are required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of the Fund’s shares you sell or redeem but also their cost basis for shares purchased or acquired on or after January 1, 2014. Cost basis is calculated using the Funds’ default cost basis calculation method, which is currently the first in, first out (FIFO) method, unless you instruct the Funds to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Funds and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts are not affected. Additional information regarding cost basis reporting is available in the Funds’ SAI.

THE FOREGOING SUMMARY OF U.S. FEDERAL INCOME TAX CONSIDERATIONS IS FOR GENERAL INFORMATION ONLY AND IS NOT TAX ADVICE. IT DOES NOT DISCUSS ALL ASPECTS OF U.S. FEDERAL INCOME TAXATION THAT MAY BE RELEVANT TO A HOLDER IN LIGHT OF ITS PARTICULAR CIRCUMSTANCES AND INCOME TAX SITUATION. PROSPECTIVE HOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES THAT WOULD RESULT FROM THE PURCHASE, OWNERSHIP AND DISPOSITION OF THE SHARES, INCLUDING THE APPLICATION AND EFFECT OF FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX LAWS (INCLUDING ESTATE AND GIFT TAX RULES) AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for the periods indicated of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund, assuming reinvestment of all dividends and distributions.

This information has been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with each Fund’s financial statements, is included in the Funds’ most recent Form N-CSR filing for the fiscal year ended December 31, 2025, which is available upon request. Please turn to the back cover of this Prospectus to find out how you can obtain a free copy of the Funds’ financial statements.

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND

CLASS A SHARES

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the year presented.

	For the Year Ended December 31
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Year	$8.92	$9.12	$9.12	$13.90	$10.45

From Investment Operations:
Net investment income[1]	0.14	0.16	0.16	0.14	0.08
Net realized and unrealized gain (loss) on investments	(0.22)	0.49	0.69	(4.07)	4.22
Total from investment operations	(0.08)	0.65	0.85	(3.93)	4.30

Less Distributions:
Distributions from net investment income	(0.14)	(0.16)	(0.16)	(0.17)	(0.14)
Distributions from net capital gains	(0.45)	(0.49)	(0.58)	(0.55)	(0.71)
Distributions from return of capital	(0.26)	(0.20)	(0.11)	(0.13)	—
Total distributions	(0.85)	(0.85)	(0.85)	(0.85)	(0.85)

Net Asset Value, End of Year	$7.99	$8.92	$9.12	$9.12	$13.90
Total Return[2]	(0.94)%	7.55%	9.53%	(28.46)%	42.03%

Ratios and Supplemental Data:
Net assets, end of year (000)	$65,009	$72,525	$76,446	$90,567	$133,371
Ratio of net expenses to average net assets	1.62%	1.60%[3]	1.60%[4]	1.54%	1.52%
Ratio of net investment income to average net assets	1.55%	1.79%	1.76%	1.28%	0.68%
Portfolio turnover rate	8%	8%	4%	16%	17%

[1]	Calculated based on the average number of shares outstanding during the period.
[2]	Calculation does not reflect sales load.
[3]	Includes interest expense of 0.01%.
[4]	Includes interest expense of 0.02%.

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND

CLASS C SHARES

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the year presented.

	For the Year Ended December 31
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Year	$8.75	$8.94	$8.96	$13.68	$10.26

From Investment Operations:
Net investment income[1]	0.07	0.08	0.10	0.07	0.01
Net realized and unrealized gain (loss) on investments	(0.21)	0.50	0.67	(4.01)	4.14
Total from investment operations	(0.14)	0.58	0.77	(3.94)	4.15

Less Distributions:
Distributions from net investment income	(0.12)	(0.12)	(0.13)	(0.13)	(0.02)
Distributions from net capital gains	(0.45)	(0.49)	(0.58)	(0.55)	(0.71)
Distributions from return of capital	(0.22)	(0.16)	(0.08)	(0.10)	—
Total distributions	(0.79)	(0.77)	(0.79)	(0.78)	(0.73)

Net Asset Value, End of Year	$7.82	$8.75	$8.94	$8.96	$13.68
Total Return[2]	(1.66)%	6.81%	8.75%	(28.98)%	41.07%

Ratios and Supplemental Data:
Net assets, end of year (000)	$57	$74	$181	$178	$216
Ratio of net expenses to average net assets	2.32%	2.30%[3]	2.30%[4]	2.25%	2.22%
Ratio of net investment income to average net assets	0.80%	0.93%	1.12%	0.62%	0.06%
Portfolio turnover rate	8%	8%	4%	16%	17%

[1]	Calculated based on the average number of shares outstanding during the period.
[2]	Calculation does not reflect contingent deferred sales charge.
[3]	Includes interest expense of 0.01%.
[4]	Includes interest expense of 0.02%.

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND

INSTITUTIONAL SHARES

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the year presented.

	For the Year Ended December 31
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Year	$8.66	$8.87	$8.90	$13.60	$10.24

From Investment Operations:
Net investment income[1]	0.15	0.19	0.19	0.17	0.11
Net realized and unrealized gain (loss) on investments	(0.21)	0.48	0.66	(3.99)	4.14
Total from investment operations	(0.06)	0.67	0.85	(3.82)	4.25

Less Distributions:
Distributions from net investment income	(0.15)	(0.17)	(0.18)	(0.19)	(0.18)
Distributions from net capital gains	(0.45)	(0.49)	(0.58)	(0.55)	(0.71)
Distributions from return of capital	(0.28)	(0.22)	(0.12)	(0.14)	—
Total distributions	(0.88)	(0.88)	(0.88)	(0.88)	(0.89)

Net Asset Value, End of Year	$7.72	$8.66	$8.87	$8.90	$13.60
Total Return	(0.78)%	7.99%	9.77%	(28.26)%	42.39%

Ratios and Supplemental Data:
Net assets, end of year (000)	$14	$14	$13	$12	$16
Ratio of net expenses to average net assets	1.32%	1.30%[2]	1.30%[3]	1.24%	1.22%
Ratio of net investment income to average net assets	1.81%	2.10%	2.13%	1.59%	0.89%
Portfolio turnover rate	8%	8%	4%	16%	17%

[1]	Calculated based on the average number of shares outstanding during the period.
[2]	Includes interest expense of 0.01%.
[3]	Includes interest expense of 0.02%.

SPIRIT OF AMERICA LARGE CAP VALUE FUND

CLASS A SHARES

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the year presented.

	For the Year Ended December 31
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Year	$32.99	$26.37	$22.14	$29.57	$24.47

From Investment Operations:
Net investment income (loss)[1]	(0.10)	(0.02)	0.12	0.12	0.02
Net realized and unrealized gain (loss) on investments	5.91	8.76	5.51	(5.38)	7.05
Total from investment operations	5.81	8.74	5.63	(5.26)	7.07

Less Distributions:
Distributions from net investment income	—	—	(0.11)	(0.10)	(0.01)
Distributions from net capital gains	(3.06)	(1.90)	(0.90)	(1.97)	(1.79)
Distributions from return of capital	(0.24)	(0.22)	(0.39)	(0.10)	(0.17)
Total distributions	(3.30)	(2.12)	(1.40)	(2.17)	(1.97)

Net Asset Value, End of Year	$35.50	$32.99	$26.37	$22.14	$29.57
Total Return[2]	17.77%	33.29%	25.67%	(17.70)%	29.27%

Ratios and Supplemental Data:
Net assets, end of year (000)	$208,922	$190,127	$149,697	$122,333	$157,478
Ratio of net expenses to average net assets	1.53%	1.52%[3]	1.53%[3]	1.51%	1.50%
Ratio of net investment income (loss) to average net assets	(0.29)%	(0.06)%	0.51%	0.48%	0.06%
Portfolio turnover rate	10%	7%	5%	10%	11%

[1]	Calculated based on the average number of shares outstanding during the period.
[2]	Calculation does not reflect sales load.
[3]	Includes interest expense of 0.01%.

SPIRIT OF AMERICA LARGE CAP VALUE FUND

CLASS C SHARES

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the year presented.

	For the Year Ended December 31
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Year	$32.99	$26.38	$22.17	$29.56	$24.48

From Investment Operations:
Net investment loss[1]	(0.34)	(0.24)	(0.05)	(0.06)	(0.18)
Net realized and unrealized gain (loss) on investments	5.89	8.75	5.50	(5.36)	7.05
Total from investment operations	5.55	8.51	5.45	(5.42)	6.87

Less Distributions:
Distributions from net investment income	—	—	(0.08)	—	—
Distributions from net capital gains	(3.06)	(1.90)	(0.90)	(1.97)	(1.79)
Distributions from return of capital	—	—	(0.26)	—	—
Total distributions	(3.06)	(1.90)	(1.24)	(1.97)	(1.79)

Net Asset Value, End of Year	$35.48	$32.99	$26.38	$22.17	$29.56
Total Return[2]	16.95%	32.37%	24.80%	(18.29)%	28.37%

Ratios and Supplemental Data:
Net assets, end of year (000)	$391	$356	$306	$194	$308
Ratio of net expenses to average net assets	2.23%	2.22%[3]	2.23%[3]	2.21%	2.20%
Ratio of net investment loss to average net assets	(0.99)%	(0.76)%	(0.18)%	(0.24)%	(0.64)%
Portfolio turnover rate	10%	7%	5%	10%	11%

[1]	Calculated based on the average number of shares outstanding during the period.
[2]	Calculation does not reflect contingent deferred sales charge.
[3]	Includes interest expense of 0.01%.

SPIRIT OF AMERICA LARGE CAP VALUE FUND

INSTITUTIONAL SHARES

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Year Ended December 31
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Year	$32.98	$26.35	$22.12	$29.56	$24.46

From Investment Operations:
Net investment income[1]	—	0.08	0.20	0.20	0.10
Net realized and unrealized gain (loss) on investments	5.92	8.77	5.50	(5.39)	7.06
Total from investment operations	5.92	8.85	5.70	(5.19)	7.16

Less Distributions:
Distributions from net investment income	—	—	(0.13)	(0.15)	(0.02)
Distributions from net capital gains	(3.06)	(1.90)	(0.90)	(1.97)	(1.79)
Distributions from return of capital	(0.34)	(0.32)	(0.44)	(0.13)	(0.25)
Total distributions	(3.40)	(2.22)	(1.47)	(2.25)	(2.06)

Net Asset Value, End of Year	$35.50	$32.98	$26.35	$22.12	$29.56
Total Return	18.13%	33.73%	26.05%	(17.48)%	29.64%

Ratios and Supplemental Data:
Net assets, end of year (000)	$28	$24	$18	$14	$17
Ratio of net expenses to average net assets	1.23%	1.22%[2]	1.23%[2]	1.21%	1.20%
Ratio of net investment income to average net assets	0.01%	0.24%	0.80%	0.78%	0.36%
Portfolio turnover rate	10%	7%	5%	10%	11%

[1]	Calculated based on the average number of shares outstanding during the period.
[2]	Includes interest expense of 0.01%.

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

CLASS A SHARES

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the year presented.

	For the Year Ended December 31
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Year	$8.55	$8.64	$8.44	$9.44	$9.54

From Investment Operations:
Net investment income	0.27	0.24	0.17	0.17	0.18
Net realized and unrealized gain (loss) on investments	0.06	(0.09)	0.20	(1.00)	(0.10)
Total from investment operations	0.33	0.15	0.37	(0.83)	0.08

Less Distributions:
Distributions from net investment income	(0.27)	(0.24)	(0.17)	(0.17)	(0.18)
Total distributions	(0.27)	(0.24)	(0.17)	(0.17)	(0.18)

Net Asset Value, End of Year	$8.61	$8.55	$8.64	$8.44	$9.44
Total Return[1]	3.91%	1.71%	4.48%	(8.87)%	0.88%

Ratios and Supplemental Data:
Net assets, end of year (000)	$23,768	$30,216	$34,980	$39,309	$62,397
Ratio of expenses to average net assets:
Before expense waiver or recoupment	1.43%[2]	1.34%[3]	1.26%[2]	1.19%	1.10%
After expense waiver or recoupment	0.93%[2]	0.92%[3]	0.92%[2]	0.92%	0.90%
Ratio of net investment income to average net assets	3.13%	2.74%	2.03%	1.90%	1.94%
Portfolio turnover rate	26%	4%	24%	—%	11%

[1]	Calculation does not reflect sales load.
[2]	Includes interest expense of 0.02%.
[3]	Includes interest expense of 0.01%.

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

CLASS C SHARES

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the year presented.

	For the Year Ended December 31
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Year	$8.53	$8.61	$8.42	$9.42	$9.52

From Investment Operations:
Net investment income	0.20	0.16	0.10	0.09	0.10
Net realized and unrealized gain (loss) on investments	0.06	(0.08)	0.19	(1.00)	(0.10)
Total from investment operations	0.26	0.08	0.29	(0.91)	—

Less Distributions:
Distributions from net investment income	(0.20)	(0.16)	(0.10)	(0.09)	(0.10)
Total distributions	(0.20)	(0.16)	(0.10)	(0.09)	(0.10)

Net Asset Value, End of Year	$8.59	$8.53	$8.61	$8.42	$9.42
Total Return[1]	3.05%	0.97%	3.49%	(9.66)%	0.03%

Ratios and Supplemental Data:
Net assets, end of year (000)	$125	$130	$132	$139	$153
Ratio of expenses to average net assets:
Before expense waiver or recoupment	2.28%[2]	2.19%[3]	2.11%[2]	2.04%	1.95%
After expense waiver or recoupment	1.78%[2]	1.77%[3]	1.77%[2]	1.77%	1.75%
Ratio of net investment income to average net assets	2.31%	1.89%	1.19%	1.06%	1.11%
Portfolio turnover rate	26%	4%	24%	—%	11%

[1]	Calculation does not reflect contingent deferred sales charge.
[2]	Includes interest expense of 0.02%.
[3]	Includes interest expense of 0.01%.

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

INSTITUTIONAL SHARES

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the year presented.

	For the Year Ended December 31
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Year	$8.53	$8.62	$8.42	$9.42	$9.52

From Investment Operations:
Net investment income	0.28	0.25	0.19	0.18	0.20
Net realized and unrealized gain (loss) on investments	0.06	(0.09)	0.20	(1.00)	(0.10)
Total from investment operations	0.34	0.16	0.39	(0.82)	0.10

Less Distributions:
Distributions from net investment income	(0.28)	(0.25)	(0.19)	(0.18)	(0.20)
Total distributions	(0.28)	(0.25)	(0.19)	(0.18)	(0.20)

Net Asset Value, End of Year	$8.59	$8.53	$8.62	$8.42	$9.42
Total Return	4.08%	1.87%	4.64%	(8.75)%	1.03%

Ratios and Supplemental Data:
Net assets, end of year (000)	$10	$9	$9	$9	$9
Ratio of expenses to average net assets:
Before expense waiver or recoupment	1.28%[1]	1.19%[2]	1.11%[1]	1.04%	0.95%
After expense waiver or recoupment	0.77%[1]	0.77%[2]	0.77%[1]	0.77%	0.75%
Ratio of net investment income to average net assets	3.31%	2.89%	2.19%	2.06%	2.08%
Portfolio turnover rate	26%	4%	24%	—%	11%

[1]	Includes interest expense of 0.02%.
[2]	Includes interest expense of 0.01%.

SPIRIT OF AMERICA INCOME FUND

CLASS A SHARES

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the year presented.

	For the Year Ended December 31
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Year	$10.08	$10.09	$10.03	$12.39	$12.44

From Investment Operations:
Net investment income	0.51	0.50	0.52	0.44	0.50
Net realized and unrealized gain (loss) on investments	0.13	0.03	0.16	(1.99)	0.06
Total from investment operations	0.64	0.53	0.68	(1.55)	0.56

Less Distributions:
Distributions from net investment income	(0.51)	(0.49)	(0.48)	(0.43)	(0.46)
Distributions from net capital gains	(0.15)	(0.05)	(0.14)	(0.38)	(0.15)
Total distributions	(0.66)	(0.54)	(0.62)	(0.81)	(0.61)

Net Asset Value, End of Year	$10.06	$10.08	$10.09	$10.03	$12.39
Total Return[1]	6.50%	5.37%	6.94%	(12.69)%	4.59%

Ratios and Supplemental Data:
Net assets, end of year (000)	$46,527	$62,655	$71,325	$77,767	$119,137
Ratio of expenses to average net assets:
Before expense waiver or recoupment	1.34%[2]	1.26%[3]	1.24%[3]	1.18%	1.14%[4]
After expense waiver or recoupment	1.14%[2]	1.13%[3]	1.14%[3]	1.12%	1.11%[4]
Ratio of net investment income to average net assets	4.85%	4.80%	5.10%	3.83%	3.98%
Portfolio turnover rate	—%	—%	2%	1%	4%

[1]	Calculation does not reflect sales load.
[2]	Includes interest expense of 0.04%.
[3]	Includes interest expense of 0.03%.
[4]	Includes interest expense of 0.01%.

SPIRIT OF AMERICA INCOME FUND

CLASS C SHARES

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the year presented.

	For the Year Ended December 31
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Year	$10.08	$10.10	$10.03	$12.39	$12.45

From Investment Operations:
Net investment income[1]	0.43	0.42	0.44	0.35	0.40
Net realized and unrealized gain (loss) on investments	0.14	0.03	0.18	(1.98)	0.06
Total from investment operations	0.57	0.45	0.62	(1.63)	0.46

Less Distributions:
Distributions from net investment income	(0.44)	(0.42)	(0.41)	(0.35)	(0.37)
Distributions from net capital gains	(0.15)	(0.05)	(0.14)	(0.38)	(0.15)
Total distributions	(0.59)	(0.47)	(0.55)	(0.73)	(0.52)

Net Asset Value, End of Year	$10.06	$10.08	$10.10	$10.03	$12.39
Total Return[1]	5.71%	4.48%	6.25%	(13.34)%	3.72%

Ratios and Supplemental Data:
Net assets, end of year (000)	$375	$486	$444	$398	$437
Ratio of expenses to average net assets:
Before expense waiver or recoupment	2.09%[2]	2.01%[3]	1.99%[3]	1.93%	1.89%[4]
After expense waiver or recoupment	1.89%[2]	1.88%[3]	1.89%[3]	1.87%	1.86%[4]
Ratio of net investment income to average net assets	4.10%	4.07%	4.36%	3.12%	3.23%
Portfolio turnover rate	—%	—%	2%	1%	4%

[1]	Calculation does not reflect contingent deferred sales charge.
[2]	Includes interest expense of 0.04%.
[3]	Includes interest expense of 0.03%.
[4]	Includes interest expense of 0.01%.

SPIRIT OF AMERICA INCOME FUND

INSTITUTIONAL SHARES

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the year presented.

	For the Year Ended December 31
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Year	$10.11	$10.13	$10.06	$12.43	$12.48

From Investment Operations:
Net investment income[1]	0.52	0.52	0.54	0.46	0.53
Net realized and unrealized gain (loss) on investments	0.15	0.03	0.18	(1.99)	0.07
Total from investment operations	0.67	0.55	0.72	(1.53)	0.59

Less Distributions:
Distributions from net investment income	(0.54)	(0.52)	(0.51)	(0.46)	(0.50)
Distributions from net capital gains	(0.15)	(0.05)	(0.14)	(0.38)	(0.15)
Total distributions	(0.69)	(0.57)	(0.65)	(0.84)	(0.65)

Net Asset Value, End of Year	$10.09	$10.11	$10.13	$10.06	$12.43
Total Return	6.74%	5.51%	7.30%	(12.51)%	4.83%

Ratios and Supplemental Data:
Net assets, end of year (000)	$13	$13	$12	$11	$13
Ratio of expenses to average net assets:
Before expense waiver or recoupment	1.09%[1]	1.01%[2]	0.99%[2]	0.93%	0.89%[3]
After expense waiver or recoupment	0.90%[1]	0.88%[2]	0.89%[2]	0.87%	0.86%[3]
Ratio of net investment income to average net assets	5.11%	5.05%	5.34%	4.10%	4.21%
Portfolio turnover rate	—%	—%	2%	1%	4%

[1]	Includes interest expense of 0.04%.
[2]	Includes interest expense of 0.03%.
[3]	Includes interest expense of 0.01%.

SPIRIT OF AMERICA UTILITIES FUND

CLASS A SHARES

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Year Ended		For the Period Ended
	December 31,		December 31,
	2025	2024	2023[1]
Net Asset Value, Beginning of Period	$19.64	$17.48	$20.00

From Investment Operations:
Net investment income[2]	0.34	0.37	0.39
Net realized and unrealized gain (loss) on investments	2.48	3.49	(1.21)
Total from investment operations	2.82	3.86	(0.82)

Less Distributions:
Distributions from net investment income	(0.28)	(0.28)	(0.24)
Distributions from return of capital	(1.42)	(1.42)	(1.46)
Total distributions	(1.70)	(1.70)	(1.70)

Net Asset Value, End of Period	$20.76	$19.64	$17.48
Total Return[3]	14.56%	22.72%	(4.16)%[4]

Ratios and Supplemental Data:
Net assets, end of period (000)	$50,388	$26,996	$14,449
Ratio of expenses to average net assets:
Before expense waiver or recoupment	1.69%	1.90%	2.56%[5]
After expense waiver or recoupment	1.53%	1.53%	1.53%[5]
Ratio of net investment income to average net assets	1.62%	1.92%	2.29%[5]
Portfolio turnover rate	1%	—%	—%[4]

[1]	For the period January 31, 2023 (commencement of operations) to December 31, 2023.
[2]	Calculated based on the average number of shares outstanding during the period.
[3]	Calculation does not reflect sales load.
[4]	Not annualized.
[5]	Annualized.

SPIRIT OF AMERICA UTILITIES FUND

CLASS C SHARES

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Year Ended		For the Period Ended
	December 31,		December 31,
	2025	2024	2023[1]
Net Asset Value, Beginning of Period	$19.82	$17.63	$20.00

From Investment Operations:
Net investment income[2]	0.18	0.23	0.29
Net realized and unrealized gain (loss) on investments	2.50	3.51	(1.25)
Total from investment operations	2.68	3.74	(0.96)

Less Distributions:
Distributions from net investment income	(0.26)	(0.26)	(0.20)
Distributions from return of capital	(1.30)	(1.29)	(1.21)
Total distributions	(1.56)	(1.55)	(1.41)

Net Asset Value, End of Period	$20.94	$19.82	$17.63
Total Return[3]	13.72%	21.78%	(4.85)%[4]

Ratios and Supplemental Data:
Net assets, end of period (000)	$28	$12	$10
Ratio of expenses to average net assets:
Before expense waiver or recoupment	2.43%	2.65%	4.90%[5]
After expense waiver or recoupment	2.29%	2.28%	2.28%[5]
Ratio of net investment income to average net assets	0.85%	1.17%	1.71%[5]
Portfolio turnover rate	1%	—%	—%[4]

[1]	For the period January 31, 2023 (commencement of operations) to December 31, 2023.
[2]	Calculated based on the average number of shares outstanding during the period.
[3]	Calculation does not reflect contingent deferred sales charge.
[4]	Not annualized.
[5]	Annualized.

SPIRIT OF AMERICA UTILITIES FUND

INSTITUTIONAL SHARES

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Year Ended		For the Period Ended
	December 31,		December 31,
	2025	2024	2023[1]
Net Asset Value, Beginning of Period	$19.65	$17.48	$20.00

From Investment Operations:
Net investment income[2]	0.40	0.42	0.47
Net realized and unrealized gain (loss) on investments	2.48	3.50	(1.26)
Total from investment operations	2.88	3.92	(0.79)

Less Distributions:
Distributions from net investment income	(0.29)	(0.29)	(0.25)
Distributions from return of capital	(1.46)	(1.46)	(1.48)
Total distributions	(1.75)	(1.75)	(1.73)

Net Asset Value, End of Period	$20.78	$19.65	$17.48
Total Return	14.85%	23.05%	(4.00)%[3]

Ratios and Supplemental Data:
Net assets, end of period (000)	$14	$12	$10
Ratio of expenses to average net assets:
Before expense waiver or recoupment	1.43%	1.67%	3.90%[4]
After expense waiver or recoupment	1.28%	1.28%	1.28%[4]
Ratio of net investment income to average net assets	1.87%	2.17%	2.71%[4]
Portfolio turnover rate	1%	—%	—%[3]

[1]	For the period January 31, 2023 (commencement of operations) to December 31, 2023.
[2]	Calculated based on the average number of shares outstanding during the period.
[3]	Not annualized.
[4]	Annualized.

Investment Adviser Spirit of America Management Corp. 477 Jericho Turnpike P.O. Box 9006 Syosset, NY 11791-9006	Counsel Blank Rome LLP 1271 Avenue of the Americas New York, NY 10020

Distributor David Lerner Associates, Inc. 477 Jericho Turnpike P.O. Box 9006 Syosset, NY 11791-9006	Custodian Argent Institutional Trust Company 500 E. Reynolds Drive Ruston, LA 71270

Shareholder Services Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246 (800) 452-4892	Independent Registered Public Accounting Firm Tait, Weller & Baker LLP Two Liberty Place 50 South 16th Street, Suite 2900 Philadelphia, PA 19102-2529

Additional information about the Funds is contained in the SAI. The SAI and financial statements included in the Funds’ most recent Form N-CSR filing for the fiscal year ended December 31, 2025, including the notes thereto and report of the independent registered public accounting firm thereon, are incorporated by reference into this Prospectus (i.e., legally made a part of this Prospectus).

Additional information about the investments of each Fund is available in its annual and semi-annual reports to shareholders and in the Funds’ Form N-CSR filings. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In the Funds’ Form N-CSR filings, you will find the Funds’ annual and semi-annual financial statements.

To obtain an SAI, annual report or semi-annual report for the Funds, financial statements for the Funds, without charge, or request other information or make shareholder inquiries, call (800) 452-4892.

The Funds’ reports, SAI, Form N-CSR filings and other information are available on the EDGAR Database on the SEC’s website at http: //www.sec.gov. Copies of this information can be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. The Funds’ prospectus, reports, financial statements, and SAI are available on the Funds’ website (www.soafunds.com).

Investment Company File No. 811-08231

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND

Class A Shares – TICKER: SOAAX

Class C Shares – TICKER: SACRX

Institutional Shares – TICKER: SOIAX

SPIRIT OF AMERICA LARGE CAP VALUE FUND

Class A Shares – TICKER: SOAVX

Class C Shares – TICKER: SACVX

Institutional Shares – TICKER: SOIVX

SPIRIT OF AMERICA MUNICIPAL TAX FREE BOND FUND

Class A Shares – TICKER: SOAMX

Class C Shares – TICKER: SACFX

Institutional Shares – TICKER: SOIMX

SPIRIT OF AMERICA INCOME FUND

Class A Shares – TICKER: SOAIX

Class C Shares – TICKER: SACTX

Institutional Shares – TICKER: SOITX

SPIRIT OF AMERICA UTILITIES FUND

Class A Shares – TICKER: SOAUX

Class C Shares – TICKER: SOCUX

Institutional Shares – TICKER: SOIUX

Each a Series of Spirit of America Investment Fund, Inc.

477 Jericho Turnpike

P.O. Box 9006

Syosset, New York 11791-9006

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2026

This Statement of Additional Information (“SAI”) is not a prospectus but supplements, and should be read in conjunction with, the current Prospectus for the Spirit of America Real Estate Income and Growth Fund (the “Real Estate Fund”), the Spirit of America Large Cap Value Fund (the “Value Fund”), the Spirit of America Municipal Tax Free Bond Fund (the “Municipal Tax Free Bond Fund”), the Spirit of America Income Fund (the “Income Fund”) and the Spirit of America Utilities Fund (the “Utilities Fund,” each a “Fund” and collectively, the “Funds”) dated April 30, 2026 (the “Prospectus”). The Prospectus is hereby incorporated by reference, which means it is legally part of this document. No investment in shares should be made without first reading the Prospectus. A copy of the Prospectus may be obtained, without charge, by contacting the distributor of Spirit of America Investment Fund, Inc. (the “Company”), David Lerner Associates, Inc. (the “Distributor”), 477 Jericho Turnpike, P.O. Box 9006, Syosset, New York 11791-9006, or by calling (800) 452-4892.

The financial statements included in the Funds’ most recent Form N-CSR filing for the fiscal year ended December 31, 2025, including the notes thereto and the report of the independent registered public accounting firm thereon, are incorporated by reference into this SAI. The financial statements and annual and semi-annual reports are also available without charge by calling (800) 452-4892. The Funds’ Prospectus, SAI, Form N-CSR filings and annual and semi-annual reports to shareholders are available on the Securities and Exchange Commission’s (the “SEC”) web site at http://www.sec.gov.

TABLE OF CONTENTS

Fund History	1
Investment Strategies, Policies and Related Risks	1
Disclosure of Portfolio Holdings	8
Management of the Funds	9
Control Persons and Principal Holders of Securities	16
Investment Advisory and Other Services	19
Information About Portfolio Managers	21
How to Purchase Shares	25
Retirement Plans	26
How to Redeem Shares	27
Net Asset Value	28
Dividends, Distributions and Taxes	28
Brokerage and Portfolio Transactions	34
Capital Stock	34
Financial Statements	35

- i -

FUND HISTORY

The Company, a Maryland corporation organized on May 15, 1997, is an open-end management investment company. The Company is comprised of the Real Estate Fund, Value Fund, Municipal Tax Free Bond Fund, Income Fund, the Utilities Fund and the Spirit of America Energy Fund (the “Energy Fund” and collectively referred to as the “Spirit of America Investment Funds”). The Energy Fund is offered by a separate prospectus and statement of additional information, each dated March 30, 2026. Each of the Spirit of America Investment Funds currently offers Class A Shares, Class C Shares and Institutional Shares. The Real Estate Fund, Value Fund, Municipal Tax Free Bond Fund, Income Fund and Utilities Fund each operate as a diversified fund as that term is defined by the Investment Company Act of 1940, as amended (the “1940 Act”).

INVESTMENT STRATEGIES,
POLICIES AND RELATED RISKS

The following supplements the information contained in the Prospectus concerning a description of securities and investment practices of the Funds. You should read it together with each Fund’s section in the Prospectus entitled “Additional Information About The Investment Objectives, Principal Investment Strategies, and Related Risks.”

As a fundamental policy, the Real Estate Fund, under normal circumstances, intends to invest at least 80% of its total assets in equity securities of real estate investment trusts (“REITs”) and other real estate industry companies. As a fundamental policy, the Value Fund invests at least 80% of its total assets in equity securities of companies in the large cap value segment of the market. Previously, the policy did not specify any capitalization range of the securities in which the Value Fund will invest. As a fundamental policy, the Municipal Tax Free Bond Fund invests at least 80% of its total assets in municipal bonds which are exempt from federal income tax, including the alternative minimum tax. As a fundamental policy, the Income Fund invests at least 80% of its total assets in a portfolio of taxable municipal bonds, income producing convertible securities, preferred stocks, high yield U.S. corporate bonds, collateralized mortgage obligations (“CMOs”), and U.S. government agency securities, including securities issued by the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”), and the Government National Mortgage Association (“GNMA”), which are subject to federal income tax.

The Real Estate Fund may also, but currently does not, invest up to 20% of its total assets in (a) mortgage-backed securities, (b) investment-grade taxable municipal obligations and (c) short-term investments. These instruments are described below.

The Utilities Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets plus any borrowings in a combination of securities and other assets of utility and utility related companies.

The investment practices described below are not fundamental and may be changed without the approval of the Funds’ shareholders.

Common Stocks. The Real Estate Fund, Value Fund, Income Fund and Utilities Fund may invest in common stocks. Common stocks represent the residual ownership interest in the issuer and are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations and preferred stock are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Convertible Securities. The Utilities Fund may invest in income-producing convertible securities. Although the Real Estate Fund and Value Fund have no current intention of purchasing convertible securities, the Real Estate Fund and Value Fund may invest up to 15% of their total assets in convertible securities of issuers whose common stocks are eligible for purchase by the Real Estate Fund and Value Fund. Convertible securities are instruments that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general characteristics as nonconvertible securities which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline.

Forward Commitments, When-Issued Securities and Delayed Delivery Transactions. Although the Funds may purchase securities on a when-issued basis, or purchase or sell securities on a forward commitment basis, or purchase securities on a delayed delivery basis, the Funds do not have the current intention of doing so in the foreseeable future. The Funds will normally realize a capital gain or loss in connection with these transactions.

No forward commitments will be made by the Funds if, as a result, each Fund’s aggregate commitments under such transactions would be more than 15% of the then current value of each Fund’s total assets. The Funds’ right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but the Funds will enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Funds will set aside or segregate cash or liquid assets having value equal to, or greater than, any commitments to purchase securities on a forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Funds, the portfolio securities themselves. If a Fund, however, chooses to dispose of the right to receive or deliver a security subject to a forward commitment prior to the settlement date of the transaction, it may incur a gain or loss. In the event the other party to a forward commitment transaction were to default, a Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

Illiquid Securities. Each of the Funds may invest up to 15% of its net assets in illiquid securities. An illiquid investment is any investment that may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the conversion to cash significantly changing the market value of the investment. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

The Real Estate Fund and Value Fund may invest in restricted securities issued under Section 4(a)(2) of the Securities Act, which exempts from registration transactions by an issuer not involving any public offering. Section 4(a)(2) instruments are restricted in the sense that they can only be resold through the issuing dealer to institutional investors and in private transactions; they cannot be resold to the general public without registration.

Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a safe harbor from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and the appropriate Fund may be unable to dispose of such securities promptly or at reasonable prices.

Limited Liability Company (“LLC”) Common Units. Some companies in which the Utilities Fund may invest have been organized as LLCs. Such LLCs are generally treated in the same manner as MLPs for federal income tax purposes. Consistent with its investment objective and policies, the Fund may invest in common units or other securities of such LLCs. LLC common units represent an equity ownership interest in an LLC, entitling the holders to a share of the LLC’s success through distributions and/or capital appreciation. Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. LLC common unitholders generally have first right to a minimum quarterly distribution (“MQD”) prior to distributions to subordinated unitholders and typically have arrearage rights if the MQD is not met. In the event of liquidation, LLC common unitholders have first right to the LLC’s remaining assets after bondholders, other debt holders and preferred unitholders, if any, have been paid in full. LLC common units trade on a national securities exchange or OTC. In contrast to MLPs, LLCs have no general partner and there are generally no incentives that entitle management or other unitholders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unitholders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights.

Master Limited Partnerships (“MLPs”). The Real Estate Fund, Value Fund, Income Fund and Utilities Fund may invest in MLPs, which are publicly traded partnerships typically engaged in the transport, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources. These activities are often referred to as “energy infrastructure.”

MLP Affiliates and I-Shares.

Other MLP Equity Securities. The Utilities Fund may invest in the equity and debt securities issued by affiliates of MLPs, including the general partners or managing members of MLPs and companies that own MLP general partner interests and are energy infrastructure companies. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units. The Utilities Fund may purchase such other MLP equity securities through market transactions, but may also do so through direct placements.

I-Shares. I-Shares represent an indirect ownership interest in an MLP and are issued by an MLP affiliate. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of I-units. Thus, I-Shares represent an indirect interest in an MLP limited partnership interest. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distribution. I-Shares themselves have limited voting rights and are similar in that respect to MLP common units. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares in an amount equal to the cash distributions received by common unit holders. I-Shares are traded on the New York Stock Exchange (“NYSE”). Issuers of MLP I-Shares are treated as corporations and not partnerships for tax purposes. MLP affiliates also include publicly traded limited liability companies that own, directly or indirectly, general partner interests of MLPs.

Money Market Instruments. The Utilities Fund may invest in cash and cash equivalents, bankers’ acceptances, certificates of deposit, demand and time deposits, savings shares and commercial paper of domestic banks and savings and loans, or instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”). The Utilities Fund will not invest in any money market debt instruments.

Mortgage-Backed Securities. The Real Estate Fund and Income Fund may invest in all types of mortgage-backed securities. The Real Estate Fund and Income Fund also may invest in guaranteed mortgage pass-through securities which represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private agencies or instrumentalities, including but not limited to GNMA, FNMA and FHLMC. GNMA certificates are guaranteed by the full faith and credit of the U.S. Government for timely payment of principal and interest on the certificates. FNMA certificates are guaranteed by FNMA, a federally chartered and privately-owned corporation for full and timely payment of principal and interest on the certificates. FHLMC certificates are guaranteed by FHLMC, a corporate instrumentality of the U.S. Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Although FNMA, FHLMC and similar U.S. Government sponsored entities such as the Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, the securities issued by them are neither issued nor guaranteed by the U.S. Treasury. In the case of obligations not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Accordingly, these securities may involve more risk than securities backed by the U.S. Government’s full faith and credit.

Options on Securities. The Real Estate Fund, Value Fund and Utilities Fund may invest up to 5% of their respective total assets to purchase covered call options. In addition, the Real Estate Fund, Value Fund and Utilities Fund may seek to increase their income or may hedge a portion of their portfolio investments through writing (i.e., selling) covered call options up to 5% of each Fund’s respective total assets and against no more than 50% of any single securities position held by the respective Funds. A call option gives the purchaser the right to buy the underlying security or its equivalent covered by the option from the writer of the option at the stated exercise price at any time prior to the option’s expiration date. Under interpretations of the SEC currently in effect, which may change from time to time, a “covered” call option means that so long as the Real Estate Fund, Value Fund or Utilities Fund is obligated as the writer of the call option, it will own (i) the underlying instruments subject to the option, (ii) instruments convertible or exchangeable into the instruments subject to the option or (iii) a call option on the relevant instruments with an exercise price no higher than the exercise price on the call option written.

The Real Estate Fund, Value Fund and Utilities Fund will receive a premium when they write call options, which increases the respective Fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Real Estate Fund, Value Fund and Utilities Fund will limit their opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund’s obligation as the writer of the option continues. Upon the exercise of a call option written by the Real Estate Fund, Value Fund or Utilities Fund, the Funds may suffer an economic loss equal to the excess of the security’s market value at the time of the option exercise over the price at which the respective Fund is required to sell the underlying security less the premium received for writing the option. Thus, in some periods the Real Estate Fund, Value Fund, or Utilities Fund might receive less total return and in other periods greater total return from their hedged positions than they would have received from leaving their underlying securities unhedged.

Purchasing only covered call options reduces the risk that securities dealers participating in such transactions would fail to meet their obligations to the Real Estate Fund, Value Fund or Utilities Fund. In purchasing a call option, the Real Estate Fund, Value Fund and Utilities Fund will seek to hedge against an increase in the market price of the underlying security. If a call option purchased is not sold or exercised when it has remaining value or remains equal to or below the exercise price during the life of the option, the option will expire worthless. For the purchase of a call option to be profitable, the market price of the underlying security must increase sufficiently above the exercise price to cover the premium and transaction costs.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treats derivatives as senior securities and requires funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Preferred Stock. The Utilities Fund may invest in preferred stock. A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer. When investing in preferred stocks, the Fund may invest in the lowest credit rating category.

Repurchase Agreements. The Funds may enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Real Estate Fund and Value Fund’s ability to enter into repurchase agreements. Currently, the Real Estate Fund and Value Fund intend to enter into repurchase agreements only with its custodian and such primary dealers. In a repurchase agreement, a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate which is effective for the period of time the buyer’s money is invested in the security and which is related to the current market rate rather than the coupon rate on the purchased security. This results in a fixed rate of return insulated from market fluctuations during such period. Such agreements permit the Funds to keep all of their assets at work while retaining “overnight” flexibility in pursuit of investments of a longer-term nature. The Funds require continual maintenance by its custodian for their accounts in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the resale price. In the event a vendor defaulted on its repurchase obligation, a Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor’s bankruptcy, a Fund might be delayed in, or prevented from, selling the collateral for its benefit.

Rights and Warrants. The Funds have no current intention to invest in rights and warrants, although the Real Estate Fund, Value Fund and Utilities Fund may invest up to 15% of its net assets in rights or warrants only if the underlying equity securities are themselves deemed appropriate by the Adviser for inclusion in the appropriate Fund’s portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of equity investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of rights or warrants does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination thereof. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Short Sales. Where appropriate, the Funds may attempt to limit exposure to a possible decline in the market value of portfolio securities through short sales of securities which the Adviser believes possess volatility characteristics similar to those being hedged. The Funds also may use short sales in an attempt to realize gain. To effect a short sale, a Fund borrows a security from a brokerage firm to make delivery to the buyer. The Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. No short sale will be effected which will, at the time of making such short sale transaction, cause the aggregate market value of all securities sold short to exceed 15% of the value of the Fund’s net assets.

To secure each Fund’s obligation to replace any borrowed security, the Fund will set aside or segregate an amount of cash or U.S. Government securities equal to the difference between the market value of the securities sold short at the time of the short sale, and any cash or U.S. Government securities originally deposited with the broker in connection with the short sale (excluding the proceeds of the short sale). Each Fund will thereafter maintain daily the segregated account at such a level that the amount deposited in it plus the amount originally deposited with the broker as collateral will equal the greater of the current market value of the securities sold short, or the market value of the securities at the time they were sold short.

A short position may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. Each Fund will realize a gain on the security sold short if the security declines in price between the date of the short sale and the date on which the appropriate Fund replaces the borrowed security. Each Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of the loss increased, by the amount of any premium or interest the Fund may be required to pay in connection with a short sale.

Short-Term Investments. The short-term investments in which the Real Estate Fund and Utilities Fund may invest are: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa or better by Moody’s or A-1, AA or better by S&P; obligations (including certificates of deposit, time deposits, demand deposits and bankers’ acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody’s or A-1, AA or better by S&P; and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months.

Convertible securities rank senior to common stocks in an issuer’s capital structure. They are consequently of higher quality and entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

 Standby Commitment Agreements. Although the Funds have no current intention of entering into standby commitments, the Real Estate Fund, Value Fund and Utilities Fund may purchase a security subject to a standby commitment agreement. The related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the appropriate Fund’s net asset value (“NAV”). The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment. Each Fund will at all times set aside or segregate cash or liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the appropriate Fund.

Taxable Municipal Obligations. The Real Estate Fund and Utilities Fund may invest in investment grade taxable municipal securities. These securities are debt obligations issued by municipalities and local agencies within the United States to obtain funds for various public purposes. In addition, public authorities issue taxable industrial development bonds to provide for the construction, equipment, repair or improvement of certain privately operated or local facilities. These obligations, including those which are guaranteed by state, local and municipal agencies or instrumentalities, may or may not be backed by the full faith and credits of the taxing authority of the agency or instrumentality issuing the obligation. Unlike tax-free municipal securities, the interest on taxable municipal securities generally will be included in gross income for federal income tax purposes and may be subject to income taxes imposed by any state or political subdivision.

Investment grade securities are within the four highest credit ratings of Moody’s Investors Service, Inc. (“Moody’s”), are rated A-1, AA or better by Standard & Poor’s Ratings Group (“S&P”), or are comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by Spirit of America Management Corp. (the “Adviser”) to be of comparable quality. Although bonds and notes rated in the fourth credit rating category are commonly referred to as investment grade, they may have speculative characteristics. The Real Estate Fund generally will not retain securities that fall below investment grade.

Portfolio Turnover

It is each Fund’s policy to sell any security whenever, in the judgment of the Adviser, its appreciation possibilities have been substantially realized or the business or market prospects for such security have deteriorated, irrespective of the length of time that such security has been held. The Municipal Tax Free Bond Fund and Income Fund may hold securities for the sole purpose of receiving interest income, regardless of appreciation potential. A 100% annual turnover rate would occur if all securities in each Fund’s portfolio were replaced once within a period of one year. For the fiscal years ended December 31, 2023, 2024 and 2025, the Funds had portfolio turnover rates as follows:

Name of Fund	Fiscal Year Ended December 31, 2023	Fiscal Year Ended December 31, 2024	Fiscal Year Ended December 31, 2025
Real Estate Fund	4%	8%	8%
Value Fund	5%/	7%	10%
Municipal Tax Free Bond Fund	24%	4%	26%
Income Fund	2%	0%	0%
Utilities Fund*	N/A	0%	1%

*	The Utilities Fund commenced operations on January 31, 2023, and therefore, annualized portfolio turnover is not available for the fiscal year ended December 31, 2023.

Temporary Investments

From time to time, each Fund may take a temporary defensive position that is inconsistent with its principal investment strategies. For temporary defensive purposes, the Funds may invest in publicly traded debt instruments such as U.S. government and corporate bonds or mortgage backed securities. The Utilities Fund, Municipal Tax Free Bond Fund and Income Fund may sell short U.S. Treasury Contracts. The Funds will assume a temporary defensive posture only when economic and other factors adversely affect the equity market. When the Funds maintain a temporary defensive position, they may not achieve their investment objective.

Fundamental Policies of the Real Estate Fund

In addition to the Real Estate Fund’s investment objective, the following fundamental policies may not be changed without approval by the vote of a majority of the Real Estate Fund’s outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares, whichever is less. As a matter of fundamental policy the Real Estate Fund may not:

(a)	with respect to 75% of its total assets, have such assets represented by other than: (i) cash and cash items, (ii) U.S. Government securities, or (iii) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater than 5% of the Real Estate Fund’s total assets, and not more than 10% of the outstanding voting securities of such issuer;

(b)	purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentalities, if as a result (a) the value of the holdings of the Real Estate Fund in the securities of such issuer exceeds 15% of its total assets, or (b) the Real Estate Fund owns more than 25% of the outstanding securities of any one class of securities of such issuer;

(c)	invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry (other than the real estate industry, in which the Real Estate Fund will invest at least 25% or more of its total assets), except that this restriction does not apply to U.S. Government securities;

(d)	purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein, including real estate equity securities;

(e)	borrow money except for temporary or emergency purposes or to meet redemption requests, in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made;

(f)	pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

(g)	make loans except through (a) the purchase of debt obligations in accordance with its investment objectives and policies; or (b) the use of repurchase agreements;

(h)	participate on a joint or joint and several basis in any securities trading account;

(i)	invest in companies for the purpose of exercising control;

(j)	issue any senior security; and

(k)	(i) purchase or sell commodities or commodity contracts including futures contracts; (ii) invest in interests in oil, gas, or other mineral exploration or development programs; (iii) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (iv) act as an underwriter of securities, except that the Real Estate Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Real Estate Fund might be deemed to be an underwriter for purposes of the Securities Act.

Fundamental Policies of the Value Fund

In addition to the Value Fund’s investment objective, the following fundamental policies may not be changed without approval by the vote of a majority of the Value Fund’s outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares, whichever is less. As a matter of fundamental policy the Value Fund may not:

(a)	with respect to 75% of its total assets, have such assets represented by other than: (i) cash and cash items, (ii) U.S. Government securities, or (iii) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater than 5% of the Value Fund’s total assets, and not more than 10% of the outstanding voting securities of such issuer;

(b)	invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry except that this restriction does not apply to U.S. Government securities;

(c)	purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein, including real estate equity securities;

(d)	borrow money except for temporary or emergency purposes or to meet redemption requests, in an amount not exceeding the maximum permitted by the 1940 Act;

(e)	pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

(f)	make loans except through (a) the purchase of debt obligations in accordance with its investment objectives and policies; or (b) the use of repurchase agreements;

(g)	issue any senior security; and

(h)	(i) purchase or sell commodities or commodity contracts including futures contracts; (ii) invest in interests in oil, gas, or other mineral exploration or development programs; (iii) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (iv) act as an underwriter of securities, except that the Value Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Value Fund might be deemed to be an underwriter for purposes of the Securities Act.

Fundamental Policies of the Municipal Tax Free Bond Fund

In addition to the Municipal Tax Free Bond Fund’s investment objective, the following fundamental policies may not be changed without approval by the vote of a majority of the Municipal Tax Free Bond Fund’s outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares, whichever is less. As a matter of fundamental policy the Municipal Tax Free Bond Fund may not:

(a)	with respect to 50% of its total assets, have such assets represented by other than: (i) municipal bonds exempt from federal income tax, or (ii) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater than 5% of the Municipal Tax Free Bond Fund’s total assets;

(b)	invest 25% or more of its total assets in the securities of issuers located in any one state, except that this restriction does not apply to U.S. Government securities;

(c)	invest 25% of more of its total assets in industrial development bonds issued by companies within the same industry;

(d)	purchase or sell real estate;

(e)	borrow money except for temporary or emergency purposes or to meet redemption requests, in an amount not exceeding the maximum permitted by the 1940 Act;

(f)	pledge, lend, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

(g)	make loans except through the purchase of debt obligations in accordance with its investment objectives and policies;

(h)	participate on a joint or joint and several basis in any securities trading account;

(i)	purchase or sell commodities or commodity contracts; (ii) invest in interests in oil, gas, or other mineral exploration or development programs; (iii) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (iv) act as an underwriter of securities, except that the Municipal Tax Free Bond Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Municipal Tax Free Bond Fund might be deemed to be an underwriter for purposes of the Securities Act; and

(j)	issue any senior security.

Fundamental Policies of the Income Fund

In addition to the Income Fund’s investment objective, the following fundamental policies may not be changed without approval by the vote of a majority of the Income Fund’s outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares, whichever is less. As a matter of fundamental policy the Income Fund may not:

(a)	with respect to 50% of its total assets, have such assets represented by other than: (i) taxable municipal bonds, income producing convertible securities, preferred stocks, high yield U.S. corporate bonds, CMOs, and U.S. government agency securities, or (ii) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater than 5% of the Income Fund’s total assets;

(b)	invest 25% or more of its total assets in the securities of issuers located in any one industry except that this restriction does not apply to securities issued by the U.S. government, agencies, states, municipalities or their instrumentalities;

(c)	purchase or sell real estate;

(d)	borrow money except for temporary or emergency purposes or to meet redemption requests, in an amount not exceeding the maximum permitted by the 1940 Act;

(e)	pledge, lend, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

(f)	make loans except through the purchase of debt obligations in accordance with its investment objectives and policies;

(g)	participate on a joint or joint and several basis in any securities trading account;

(h)	(i) purchase or sell commodities or commodity contracts; (ii) invest in interests in oil, gas, or other mineral exploration or development programs; (iii) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (iv) act as an underwriter of securities, except that the Income Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Income Fund might be deemed to be an underwriter for purposes of the Securities Act; and

(i)	issue any senior security.

Fundamental Policies of the Utilities Fund

In addition to the Utilities Fund’s investment objective, the following fundamental policies may not be changed without approval by the vote of a majority of the Utilities Fund’s outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares, whichever is less. As a matter of fundamental policy the Utilities Fund may not:

(a)	with respect to 75% of its total assets, have such assets represented by other than: securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater than 5% of the Fund’s total assets; and to not more than 10% of the outstanding voting securities of such issuer.

(b)	invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry (other than the utilities industry, in which the Utilities Fund will invest at least 25% or more of its total assets), except that this restriction does not apply to securities issued by the U.S. government, agencies, states, municipalities or their instrumentalities;

(c)	purchase or sell real estate;

(d)	borrow money except for temporary or emergency purposes or to meet redemption requests, in an amount not exceeding the maximum permitted by the 1940 Act;

(e)	pledge, lend, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

(f)	make loans except through the purchase of debt obligations in accordance with its investment objectives and policies;

(g)	participate on a joint or joint and several basis in any securities trading account;

(h)	(i) purchase or sell commodities or commodity contracts; (ii) invest in interests in oil, gas, or other mineral exploration or development programs; (iii) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (iv) act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act; and

(i)	issue any senior security.

Non-Fundamental Policy of the Funds

The following restriction is imposed by the management of the Funds and may be changed by the Board without shareholder approval at any time. The Funds may not:

(a)	borrow money, except that the Funds may borrow money from banks for temporary or emergency purposes only, including the meeting of redemption requests which might require the untimely disposition of securities, and may use collateral for such borrowing. Such temporary borrowing may not exceed 33.33% of the value of the total assets of the Real Estate Fund, Value Fund or the Utilities Fund at the time of borrowing and may not exceed 5% of the value of the total assets of either the Municipal Tax Free Bond Fund or the Income Fund at the time of borrowing. In the event asset coverage for such borrowings falls below 300%, a Fund will reduce, within three days, the amount of its borrowing in order to provide for 300% asset coverage.

(b)	engage in time zone arbitrage transactions, buy back transactions, dollar roll transactions or even linked bond transactions;

(c)	enter into any swap agreements, excluding the Income Fund which may enter into swap agreements; and

(d)	invest in derivative securities (with the exception of the Utilities Fund which may invest in derivatives strategies), other than covered call options in the case of the Real Estate Fund and Value Fund and other than those securities, in the case of the Municipal Tax Free Bond Fund Income Fund, which are derived from municipal bonds.

DISCLOSURE OF PORTFOLIO HOLDINGS

The following policies and procedures describe the circumstances under which the Company, its administrator, Ultimus Fund Solutions, LLC (“Ultimus”) or its Adviser (collectively, the “Service Provider(s)”), may disclose each Fund’s portfolio securities. The principal Service Provider responsible for dissemination of information about the Funds’ portfolio securities is Ultimus. The Company and its Service Providers shall only disclose information concerning securities held in the Funds’ portfolios under the following circumstances:

The Company or a Service Provider may disclose a Fund’s portfolio securities holdings to selected third parties in advance of general release when the Company has a legitimate business purpose for doing so and it shall authorize in writing its Service Providers to disclose the Fund’s portfolio holdings; examples of instances in which selective disclosure of a Fund’s portfolio securities may be appropriate include disclosure for due diligence purposes to an investment adviser that is in merger or acquisition talks with the Adviser;

disclosure to a newly hired investment adviser or sub-adviser prior to its commencing its duties; disclosure to third party service providers of auditing, custody, proxy voting and other services to the Company; or disclosure to a rating or ranking agency. From time to time, the Funds may also disclose their top ten holdings on their website with little or no lag time.

As required by the federal securities laws, including the 1940 Act, the Company shall disclose the Funds’ portfolio holdings in applicable regulatory filings, including reports on Form N-CSR, Form N-PORT or such other filings, reports or disclosure documents as the applicable regulatory authorities may require. These filings are made publicly available.

In the event that the Company or a Service Provider discloses a Fund’s portfolio securities holdings to a selected third party for a legitimate business purpose, such third party shall be required to keep the information confidential and shall not trade on such information.

Neither the Company, a Service Provider nor any of their affiliated persons (as that term is defined in the 1940 Act) shall receive compensation in any form, whether in cash or otherwise, in connection with the disclosure of information about the Funds’ portfolio securities.

Ultimus is responsible for portfolio holdings disclosure to third party service providers of auditing, custody, proxy voting and other services to the Company, or disclosure to a rating or ranking organization. Ultimus or the Company may also send portfolio holdings information on an on-going basis to mutual fund analysts and rating and trading entities, such as Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor’s, Thompson Financial and Vickers-Stock. In these instances, portfolio holdings as of a month end will be supplied within approximately 30 days after that month end. With respect to any other disclosure of the Company’s portfolio holdings, the Company’s President and Treasurer, or the Adviser’s President shall be authorized to disclose such information.

In order to ensure that the disclosure of the Funds’ portfolio securities is in the best interests of the Funds’ shareholders and to avoid any potential or actual conflicts of interest with Ultimus, the Adviser, the Company’s principal underwriter or any affiliated person (as that term is defined in the 1940 Act) of such entities, the disclosure of any of the Funds’ portfolio securities for legitimate business purposes shall be approved by the Company’s Board in advance of such disclosure. This requirement shall not apply to the disclosure of the Funds’ portfolio securities to the Company’s existing service providers of auditing, custody, proxy voting and other services to the Company in connection with the provision of their services to the Company, or as otherwise provided herein.

The Board shall receive quarterly reports stating whether disclosures were made concerning the Funds’ portfolio holdings in contravention of these policies and procedures during the previous quarter, and if so, such report shall describe to whom and under what circumstance such disclosures were made.

MANAGEMENT OF THE FUNDS

Directors and Officers

The Board has responsibility for the overall management and operations of the Funds. The Board establishes the Funds’ policies and oversees and reviews the management of the Funds. The Board meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Funds.

Set forth below are the Directors and executive officers of the Funds, their ages, business addresses, positions and terms of office, their principal occupations during the past five years, and other directorships held by them.

Name, Address and (Year of Birth)	Position(s) Held with the Company	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years

INTERESTED DIRECTORS

David Lerner[2] c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791 (1936)	Director, Chairman of the Board and President	Since 1998	Founder, David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor; and President, Spirit of America Management Corp., the Company’s investment adviser.	6	President and a Director of Spirit of America Management Corp., the Company’s investment adviser.

Name, Address and (Year of Birth)	Position(s) Held with the Company	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years

Daniel Lerner[2] c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791 (1961)	Director	Since 1998	Senior Vice President, Investment Counselor with David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor, since September 2000.	6	Director of David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor.

INDEPENDENT DIRECTORS

John J. Desmond c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791 (1950)	Lead Director	Since 2022	Former Senior Audit Partner, Partner in Charge of Long Island office and Partnership Board Member of Grant Thornton, LLP, August 1980 to July 2015.	6

Director and Member of the Compensation Committee, Risk Committee and Ad-Hoc Strategic Planning Committee and Chair of the Audit Committee, The First Long Island Corporation and its wholly owned subsidiary, The First National Bank of Long Island, 2016 to present; Director and Chair of the Audit Committee, Clip Money Inc., 2022 to present.

Former Director and Member of the Legal and Audit Committee, Nassau Health Care Corporation, 2024 to 2025.

Former Director, Former Chair of the Audit Committee and Former Member of the Compensation Committee and Nominating & Corporate Governance Committee, MusclePharm Corporation, 2017 to 2021.

Phillip R. Thune[3] c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791 (1970)	Director	Since 2025	Chief Executive Officer of Adthena, Ltd. and its subsidiaries since March 2023; Executive Partner of Salt Creek Capital, January 2022 to February 2023; Chief Executive Officer of Textbroker International LLC, November 2010 to October 2021.	6	Director, Adthena, Ltd. and its subsidiaries, March 2023 to present; Board Member, Darren Waller Foundation, February 2021 to June 2024.

Name, Address and (Year of Birth)	Position(s) Held with the Company	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years

David Feinblatt c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791 (1963)	Director	Since 2025	President, Duck Pond Realty, April 2012 to December 2023.	6	Director, New York State Broadcasters Association, 2002 to 2009 and 2011 to present (Former Chairman, January 2013 to December 2013).

DIRECTORS EMERITI

Allen Kaufman[4] c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791 (1936)	Director Emeritus	Since 2025	Vice President of K.G.K. Agency, Inc. since 2019; Former President and Chief Executive Officer of K.G.K. Agency, Inc., a property and casualty insurance agency, 1963 to 2019.[5]	6	Former Director of the Company, 1998 to 2025; Director of K.G.K. Agency, Inc., a property and casualty insurance agency.

Stanley S. Thune[4] c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791 (1936)	Director Emeritus	Since 2025	Private equity investor. Former President and Chief Executive Officer, Freight Management Systems, Inc., a third party logistics management company, 1994 to 2012.	6	Former Lead Director of the Company, 1998 to 2025; Former Director of Freight Management Systems, Inc. and Former Chairman of the Board and a Director of Delta Queen Steamboat Company.

[1]	Each Director serves for an indefinite term, until his successor is elected.
[2]	David Lerner is an “interested” director, as defined in the 1940 Act, by reason of his positions with the Adviser, and Daniel Lerner is an “interested” director by reason of his position with the Distributor. Daniel Lerner is the son of David Lerner.
[3]	Phillip R. Thune is the son of Stanley S. Thune.
[4]	Each of Stanley S. Thune and Allen Kaufman became a Director Emeritus of the Company to serve for a one-year term effective August 20, 2025.
[5]	K.G.K. Agency, Inc. provides insurance to David Lerner Associates, Inc. and affiliated entities. However, the Board has determined that Mr. Kaufman is not an “interested” director because the insurance services are less than $120,000 in value.

Name, Address and (Year of Birth)	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

OFFICERS
David Lerner (see biography above)	President

Alan P. Chodosh c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791 (1954)	Treasurer and Secretary	Since 2003 and 2005, respectively	Senior Advisor, David Lerner Associates, Inc. from April 2016 to present; Executive Vice President and Chief Financial Officer of David Lerner Associates, Inc. from June 1999 to August 2015.

Name, Address and (Year of Birth)	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

Joseph Pickard c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791 (1960)	Chief Compliance Officer	Since 2007	Chief Compliance Officer of Spirit of America Investment Fund, Inc. and Spirit of America Management Corp. since July 2007; Counsel to Interested Directors of Spirit of America Investment Fund, Inc. since July 2002; Senior Vice President and General Counsel of David Lerner Associates, Inc. since July 2002.

Other Experience, Skills, Attributes and Qualifications of the Directors

The Board believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of the Board’s effectiveness. The Board determined that each of the Directors is qualified to serve as a Director of the Funds based on a review of the experience, qualifications, attributes and skills of each Director. In reaching this determination, the Board has considered a variety of criteria, including, among other things: character and integrity; ability to review critically, evaluate, question and discuss information provided, to exercise effective business judgment in protecting shareholder interests and to interact effectively with the other Directors, the Adviser, other service providers, counsel and the independent registered accounting firm; and willingness and ability to commit the time necessary to perform the duties of a Director. Each Director’s ability to perform his duties effectively is evidenced by his experience or achievements in the following areas: management or board experience in the investment management industry or companies in other fields, educational background and professional training; and experience as a Director of the Funds. Information as of December 31, 2025 indicating the specific experience, skills, attributes and qualifications of each Director, which led to the Board’s determination that the Director should serve in this capacity, is provided below.

David Lerner	Mr. David Lerner is the founder of the Adviser and has been a Director and President of the Company since inception. He has over 50 years of securities industry experience and is the President and a director of the Adviser.

Daniel Lerner	Mr. Daniel Lerner has been a Director of the Company since inception. He has over 30 years of securities industry experience and is also a Senior Vice President and a Director of the Distributor.

John J. Desmond	Mr. John Desmond has been a Director of the Company since 2022. He is a Certified Public Accountant has over 40 years of business leadership experience, including as an audit partner on publicly and privately held companies, both international and domestic. He received his B.S. in Accountancy from St. John’s University.

Phillip R. Thune	Mr. Phillip Thune has been a Director of the Company since 2025. He has served in various executive positions over the past 30 years, including as Chief Executive Officer, President, Chief Operating Officer and/or Chief Financial Officer of both private and public companies. He received a degree in Political Economics from Princeton University.

David Feinblatt	Mr. David Feinblatt has been a Director of the Company since 2025. He served as President of Duck Pond Realty from 2012 through 2023, where he was involved in all aspects of operations in the acquisition, development, management and disposition of multi-family properties in the South East region of the United States. He has served on multiple boards, including as the Chairman and a Director of the New York State Broadcasters Association. He has a B.A. in Economics from the State University of New York, Oneonta.

Specific details regarding each Director’s principal occupations during the past five years are included in the table above. The summaries set forth above as to the experience, qualifications, attributes and/or skills of the Directors do not constitute holding out the Board or any Director as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

Leadership Structure and Responsibilities of the Board of Directors and Committees

The Board is responsible for overseeing the management of the Funds. The Board also elects the Company’s officers who conduct the daily business of the Funds. The Board meets at least four times during the year to review the investment performance of each Fund and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements.

The Directors interact directly with the Chairman of the Board, each other as directors and committee members, the Funds’ officers, and senior management of the Adviser and other service providers of the Funds at scheduled meetings and between meetings, as appropriate. Each Director was appointed to serve on the Board because of his experience, qualifications, attributes and/or skills as set forth in the subsection “Directors and Officers,” above.

As of the filing of this SAI, the Board is comprised of five individuals, two of whom are considered “Interested” Directors as defined by the 1940 Act. The remaining Directors are referred to as “Disinterested” or “Independent” Directors. Mr. David Lerner, the Funds’ President, is the Chairman of the Board and is an Interested Director. Mr. Desmond is the lead director of the Board and is Disinterested. The lead director chairs sessions among the Disinterested Directors, serves as a spokesperson for the Disinterested Directors and serves as a liaison between the Disinterested Directors and the Funds’ management between Board meetings. The Board believes that it is beneficial to have a representative of Funds’ management as its Chairman. Mr. David Lerner is the founder of the Distributor and is a director and president of the Adviser, and oversees the investment and business affairs of the Funds. Accordingly, the Board believes his participation in the Board’s deliberations helps assure that the Board’s decisions are informed and appropriate. Mr. David Lerner’s presence on the Board ensures that the Board’s decisions are accurately communicated to and implemented by Funds’ management.

The Board believes that its structure facilitates the orderly and efficient flow of information to the Directors from the Adviser and other service providers with respect to services provided to the Funds, potential conflicts of interest that could arise from these relationships and other risks that the Funds may face. The Board further believes that its structure allows all of the Directors to participate in the full range of the Board’s oversight responsibilities. The Board believes that the orderly and efficient flow of information and the ability to bring each Director’s talents to bear in overseeing the Funds’ operations is important, in light of the size and complexity of the Funds and the risks that the Funds face. The Board and its committees review their structure regularly, to help ensure that it remains appropriate as the business and operations of the Funds, and the environment in which the Funds operate, change.

Currently, the Board has an Audit Committee, Compliance Committee and a Nominating Committee. The responsibilities of each committee and its members are described below.

The Audit Committee is comprised of Messrs. Desmond, Thune and Feinblatt. Mr. Desmond serves as the Audit Committee Chair. The Audit Committee makes recommendations to the Board with respect to the engagement of independent auditors, approves all auditing and other services provided to the company and reviews with the independent auditors the plan and results of the audit engagement and matters having a material effect on the Funds’ financial operations. During the fiscal year ended December 31, 2025, there were four Audit Committee meetings.

The Compliance Committee consists of Messrs. Desmond, Thune and Feinblatt and Joseph Pickard, as the Company’s Chief Compliance Officer. Mr. Desmond serves as the Compliance Committee Chair. The Compliance Committee has the responsibility of, among other things, monitoring the Company’s compliance with applicable law. During the fiscal year ended December 31, 2025, there were four Compliance Committee meetings.

The Nominating Committee consists of Messrs. Desmond, Thune and Feinblatt. Mr. Desmond serves as the Nominating Committee Chair. The Nominating Committee evaluates the size and composition of the Board, identifies and screens independent director candidates for appointment to the Board and submits final recommendations to the full Board for approval, reviews independent director compensation and expense reimbursement policies, and reviews memoranda prepared by independent legal counsel relating to positions, transactions and relationships that could reasonably bear on the independence of directors. The Nominating Committee met one time during the fiscal year ended December 31, 2025.

Consequently, while the Nominating Committee will consider candidates timely recommended by shareholders to serve as a director, the Nominating Committee may only act upon such recommendations if there is a vacancy on the Board or the Nominating Committee determines that the selection of a new or additional Independent Director is in the best interests of the Company. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Nominating Committee will, in addition to any timely submitted shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Nominating Committee or other Independent Directors. For shareholder recommendations to be considered, a shareholder must provide contact information for the candidate, including all the information about a candidate that would be required to be included in a proxy statement seeking approval of that candidate, and a notarized letter executed by that candidate which states his or her willingness to serve on the Board if elected.

The Board has designated the Adviser as the Valuation Designee to perform the fair value determinations, who will carry out these functions for some or all of each Fund’s investments. This designation is subject to Board oversight and certain reporting and other requirements designed to facilitate the Board’s ability to effectively oversee the Funds’ fair value determinations. The Valuation Designee is responsible for performing fair value determinations relating to fund investments and certain other risk assessments, testing, evaluations, and reporting. Fair value determinations are required for securities: (i) for which market quotations are not readily available (or for which market quotations are deemed unreliable); or (ii) for which, in the judgment of the Valuation Designee, the value does not represent a fair value of the security. The Valuation Designee may obtain assistance from others in fulfilling its duties. For example, it may seek assistance from pricing services, fund administrators, accountants, or counsel; it also may consult the Fair Value Committee (described below). The Valuation Designee, however, remains responsible for the final fair value determination and may not designate or assign that responsibility to any third party.

To carry out the responsibility to determine the fair value of any securities or other assets for which market quotations are not readily available at a valuation time, the Board has approved the Valuation Designee’s use of a fair valuation pricing committee (the “Fair Value

Committee”), to assist in making fair value determinations. The Fair Value Committee consists of the following standing members: (a) the Funds’ Treasurer or designee, (b) a representative of Ultimus, typically from the Accountant, and (c) on an ad hoc basis at a particular valuation time for which a fair value or fair valuation method is being determined for a Fund, a representative of the investment Adviser, who may be the Valuation Designee. The Fair Value Committee, at its discretion, may also include the Funds’ Chief Compliance Officer as a non-voting member.

Risk Oversight

Through its direct oversight role, and indirectly through its Committees, officers and service providers, the Board performs a risk oversight function for the Company consisting, among other things, of the following activities: (1) at regular and special Board meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of each Fund; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Board; (3) meeting with the portfolio management team to review investment strategies, techniques and the processes used to manage related risks; (4) meeting the representatives of key service providers, including the investment adviser, administrator, the distributor, the transfer agent, the custodian and the independent registered public accounting firm of the Funds, to review and discuss the activities of the Funds and to provide direction with respect thereto; and (5) engaging the services of the Chief Compliance Officer of the Company to test the compliance procedures of the Funds and the service providers.

Security and Other Interests

The following table sets forth the aggregate dollar range of equity securities beneficially owned by each Director in the Funds as of December 31, 2025.

Name of Director	David Lerner	Daniel Lerner	John Desmond	Phillip Thune	David Feinblatt
Real Estate Fund	Over $100,000	Over $100,000	None	None	None
Value Fund	Over $100,000	Over $100,000	None	None	None
Municipal Tax Free Bond Fund	Over $100,000	None	None	None	None
Income Fund	$10,001 - $50,000	None	None	None	None
Utilities Fund	Over $100,000	None	None	None	None
All Registered Investment Companies Overseen by Director within the Spirit of America Investment Funds	Over $100,000	Over $100,000	None	None	$10,001 - $50,000

With respect to the Directors who are not “interested persons” of the Company as defined in the 1940 Act, as of December 31, 2025, neither they nor any of their immediate family members owned, beneficially or of record, any securities in the Adviser or Distributor of the Company, or any securities in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or Distributor of the Company.

Compensation

Certain Officers and Directors of the Company are “affiliated persons,” as that term is defined in the 1940 Act, of the Adviser or the Distributor. For the fiscal year ended December 31, 2025, each Director of the Company who is not an affiliated person of the Adviser or Distributor receives a quarterly retainer of $6,000, $1,500 for each Board meeting attended, $500 for each committee meeting attended and $500 for each special Board meeting attended, plus reimbursement for certain travel and other out-of-pocket expenses incurred in connection with attending Board meetings. Beginning in November 2025, Allen Kaufman and Stanley Thune will each receive four quarterly payments of $2,500 for compensation as Director Emeritus. The Company does not compensate the Officers for the services they provide. There are no Directors’ fees paid to affiliated Directors of the Company. For the year ended December 31, 2025, the Company paid $24,000 for the Chief Compliance Officer fee, of which $3,100, $8,441, $1,149, $2,426 and $1,719 was allocated to the Real Estate Fund, Value Fund, Municipal Tax Free Bond Fund, Income Fund and Utilities Fund, respectively. In addition, David Lerner Associates, Inc. (“DLA”), a registered broker-dealer affiliated with the Adviser and the Funds’ Distributor did not receive any brokerage commissions for the year ended December 31, 2025.

The table below sets forth the compensation paid to the Directors of the Company for the fiscal year ended December 31, 2025. No pension or retirement benefits are accrued or paid to the directors of the Company upon retirement.

Name of Director	Aggregate Compensation from Real Estate Fund(1)	Aggregate Compensation from Value Fund(1)	Aggregate Compensation from Municipal Tax Free Bond Fund(1)	Aggregate Compensation from Income Fund(1)	Aggregate Compensation from Utilities Fund(1)	Total Compensation from Spirit of America Investment Funds Paid to Directors(2)
David Lerner	$0	$0	$0	$0	$0	$0
Daniel Lerner	$0	$0	$0	$0	$0	$0
Allen Kaufman	$3,564	$9,366	$1,422	$2,952	$1,621	$28,000	(3)
Stanley Thune	$3,564	$9,366	$1,422	$2,952	$1,621	$28,000	(3)
John Desmond	$4,347	$11,553	$1,695	$3,539	$2,089	$34,000
Phillip Thune	$1,108	$3,097	$387	$831	$664	$8,500
David Feinblatt	$1,108	$3,097	$387	$831	$664	$8,500

(1)	Director fees and expenses are allocated among all of the Spirit of America Investment Funds comprising the Company. For the fiscal year ended December 31, 2025, the director fees and expenses were allocated to each Fund as follows: $13,691 to the Real Estate Fund, $36,479 to the Value Fund, $5,313 to the Municipal Tax Free Bond Fund, $11,105 to the Income Fund, $6,659 to the Utilities Fund and $36,431 to the Energy Fund.
(2)	These figures represent the annual aggregate compensation paid by the Spirit of America Investment Funds for the fiscal year ended December 31, 2025.
(3)	Includes Director Emeritus compensation of $2,500.

Elimination of the Sales Load

The officers and present and former directors of the Funds may purchase Class A Shares of the Utilities Fund, Real Estate Fund, Value Fund, Municipal Tax Free Bond Fund, and Income Fund, as applicable, at NAV (i.e. without any initial sales charge).

Code of Ethics

The Company, the Adviser and the Distributor have adopted a joint Code of Ethics under Rule 17j-1 under the 1940 Act. The Code of Ethics permits but restricts the investing activities of the Funds’ officers and directors and personnel of the Distributor and Adviser in an effort to prevent deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds.

Policy for Voting Proxies

The Board has delegated to the Adviser the responsibility to vote proxies of companies held in each Fund’s portfolio according to the Company’s Proxy Voting Policies and Procedures. It is the policy of the Funds to vote portfolio company proxies in a manner reasonably expected to ensure that proxies are voted in the best interests of the Funds and their shareholders. Thus, the Funds generally vote in line with management’s recommendations, as the Funds believe that management of such portfolio companies has its shareholders’ best interests in mind. However, in cases where there is strong evidence that the portfolio company’s proxy proposal is not in the interest of the Funds or their shareholders, the Funds will vote against management’s recommendations.

In the event that a conflict arises between the interests of a Fund’s shareholders and those of the Adviser, the Distributor, or an affiliate of such parties or the Fund, in connection with voting proxies, the Adviser will contact an Independent Director of the Fund. The Adviser will disclose the conflict of interest to such Independent Director, propose the manner in which it believes the vote should be cast (e.g., for or against management, or abstain), and seek the Independent Director’s consent to voting in such manner. In the event the Independent Director determines not to consent to such proposed manner of voting, the Adviser will vote the proxy in the manner directed by the Independent Director.

Upon receiving proxy materials on behalf of the Funds, the Funds’ portfolio manager reviews all issues up for vote, votes such proxies in accordance with the Proxy Voting Policies and Procedures, and submits them to the issuer in a timely manner.

Information regarding how the Funds voted proxies relating to portfolio securities for the twelve-month period ended June 30th is available for all Funds, without charge by calling (800) 452-4892, by sending an email request to Fulfillment@ultimusfundsolutions.com, by visiting the Funds’ website at www.soafunds.com, and on the SEC’s website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of April 6, 2026, the officers and Directors, as a group, owned beneficially less than 1.00% of Class C Shares of the Real Estate Fund, Class C Shares of the Value Fund, Class C Shares of the Municipal Tax Free Bond Fund, Class A Shares and Class C Shares of the Income Fund and Class A Shares of the Utilities Fund. As of April 6, 2026, the officers and Directors, as a group, owned beneficially approximately 20.12% of the outstanding voting shares of Class A Shares of the Real Estate Fund, approximately 100% of the outstanding voting shares of Institutional Shares of the Real Estate Fund, approximately 10.99% of the outstanding voting shares of Class A Shares of the Value Fund, approximately 100% of the outstanding voting shares of Institutional Shares of the Value Fund, approximately 33.90% of the outstanding voting shares of Class A Shares of the Municipal Tax Free Bond Fund, approximately 100% of the outstanding voting shares of Institutional Shares of the Municipal Tax Free Bond Fund, approximately 100% of the outstanding voting shares of Institutional Shares of the Income Fund, and approximately 40.45% of the outstanding shares of the C Shares of the Utilities Fund and approximately 100% of the outstanding shares of the Institutional Shares of the Utilities Fund.

As of April 6, 2026, the following organization or individual held of record or beneficially 5% or more of the shares of the Real Estate Fund - Class A Shares, Class C Shares and Institutional Shares, Value Fund - Class A Shares, Class C Shares and Institutional Shares, Municipal Tax Free Bond Fund – Class A Shares, Class C Shares and Institutional Shares, Income Fund – Class C Shares and Institutional Shares, and Utilities Fund – Class C Shares and Institutional Shares, as indicated in the table below. As of April 6, 2026, no shareholders owned of record or beneficially 5% or more of the Income Fund - Class A Shares or the Utilities Fund – Class A Shares.

Any shareholder that owns 25% or more of the outstanding shares of a portfolio or class may be presumed to “control” (as that term is defined in the 1940 Act) the portfolio or class. Shareholders controlling a portfolio or class could have the ability to vote a majority of the shares of the portfolio or class on any matter requiring approval of the shareholders of the portfolio or class.

Fund	Name and Address	Beneficially Owned	Owner of Record	Percentage Owned
Real Estate Fund, A Shares	RBC Capital Markets, LLC The David Lerner Revocable Living Trust DTD 8/18/2015 David Lerner, Trustee 477 Jericho Turnpike P.O. Box 9006 Syosset, NY 11791-4510	X	X	20.12%

Real Estate Fund, C Shares	RBC Capital Markets, LLC Louis Savaglio & Co SEP-IRA PO Box 305 Mims, FL 32754-0305	X	X	19.37%

	RBC Capital Markets, LLC Ellen Prairie 1D Hemlock Street Toms River, NJ 08757-2478	X	X	20.64%

	RBC Capital Markets, LLC Cornelius & Alice O’Shea Revocable Trust DTD 12/18/2008 Cornelius & Alice O’Shea, Trustees 68 Christie Avenue River Edge, NJ 07661-2411	X	X	35.01%

	RBC Capital Markets, LLC Kimberly A Defelice 408 Mark Twain Way Mahwah, NJ 07430-3404	X	X	15.79%

Fund	Name and Address	Beneficially Owned	Owner of Record	Percentage Owned
	RBC Capital Markets, LLC Gregory Vahle Individual Retirement Account 1331 NE 48th Court Oakland Park, FL 33334-4238	X	X	6.87%

Real Estate Fund, Institutional Shares	RBC Capital Markets, LLC The David Lerner Revocable Living Trust DTD 8/18/2015 David Lerner, Trustee 477 Jericho Turnpike P.O. Box 9006 Syosset, NY 11791-4510	X	X	100%

Value Fund, A Shares	RBC Capital Markets, LLC The David Lerner Revocable Living Trust DTD 8/18/2015 David Lerner, Trustee 477 Jericho Turnpike P.O. Box 9006 Syosset, NY 11791-4510	X	X	10.99%

Value Fund, C Shares	RBC Capital Markets, LLC Cornelius & Alice O’Shea Revocable Trust DTD 12/18/2008 Cornelius & Alice O’Shea, Trustees 68 Christie Avenue River Edge, NJ 07661-2411	X	X	19.42%

	RBC Capital Markets, LLC John J. Jandura Jr. Mary Jandura JT TEN/WROS 11 Rathbun Rd Towaco, NJ 07082-1203	X	X	7.33%

	RBC Capital Markets, LLC Frederick Rollo Anna Rollo -TOD- 47 Oneida Avenue Landing, NJ 07850	X	X	14.00%

	RBC Capital Markets, LLC Scott Einuis 106 Patchogue Yaphank Road Yaphank, NY 11980-9635	X	X	34.97%

	RBC Capital Markets, LLC Ellen Prairie 1D Hemlock Street Toms River NJ 08757-2478	X	X	8.42%

Value Fund, Institutional Shares	RBC Capital Markets, LLC The David Lerner Revocable Living Trust DTD 8/18/2015 David Lerner, Trustee 477 Jericho Turnpike P.O. Box 9006 Syosset, NY 11791-4510	X	X	100%

Fund	Name and Address	Beneficially Owned	Owner of Record	Percentage Owned
Municipal Tax Free Bond Fund, A Shares	RBC Capital Markets, LLC The David Lerner Revocable Living Trust DTD 8/18/2015 David Lerner, Trustee 477 Jericho Turnpike P.O. Box 9006 Syosset, NY 11791-4510	X	X	33.90%

Municipal Tax Free Bond Fund, C Shares	RBC Capital Markets, LLC Linda M. Adler Revocable Trust DTD 5/28/2008 4140 NW 44th Avenue Apt 115 Laud Lakes, FL 33319-4846	X	X	14.96%

	RBC Capital Markets, LLC Yang-Ming Yang 2101 Pankin Drive Carmel, NY 10512-2706	X	X	73.89%

Municipal Tax Free Bond Fund, Institutional Shares	RBC Capital Markets, LLC The David Lerner Revocable Living Trust DTD 8/18/2015 David Lerner, Trustee 477 Jericho Turnpike P.O. Box 9006 Syosset, NY 11791-4510	X	X	100%

Income Fund, C Shares	RBC Capital Markets, LLC Rozlyn Krajcik IRA 7 Underhill Road South Poughquag NY 12570-5224	X	X	51.42%

	RBC Capital Markets, LLC Sophie Weinstein Restricted for the Estate of Alisa Cahn Conservator 20 Collingswood Road New City, NY 10956-3912	X	X	13.81%

	RBC Capital Markets, LLC Yang-Ming Yang 2101 Pankin Drive Carmel, NY 10512-2706	X	X	14.91%

	RBC Capital Markets, LLC Camille Egan Individual Retirement Account 1813 Briarwood Terrace Lake Como, NJ 07719-2906	X	X	7.60%

Fund	Name and Address	Beneficially Owned	Owner of Record	Percentage Owned
Income Fund, Institutional Shares	RBC Capital Markets, LLC The David Lerner Revocable Living Trust DTD 8/18/2015 David Lerner, Trustee 477 Jericho Turnpike P.O. Box 9006 Syosset, NY 11791-4510	X	X	100%

Utilities Fund, C Shares	RBC Capital Markets, LLC The David Lerner Revocable Living Trust DTD 8/18/2015 David Lerner, Trustee 477 Jericho Turnpike P.O. Box 9006 Syosset, NY 11791-4510	X	X	40.45%

	RBC Capital Markets, LLC Gregory Vahle Individual Retirement Account 1331 NE 48th Court Oakland Park, FL 33334-4238	X	X	15.01%

	RBC Capital Markets, LLC Osualdo Gonzalez Individual Retirement Account 43 Crown Court Dr Basking Ridge, NJ 07920-3142	X	X	44.54%

Utilities Fund, Institutional Shares	RBC Capital Markets, LLC The David Lerner Revocable Living Trust DTD 8/18/2015 David Lerner, Trustee 477 Jericho Turnpike P.O. Box 9006 Syosset, NY 11791-4510	X	X	100%

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

Mr. David Lerner is the sole shareholder, director and controlling person of the Adviser. Therefore, Mr. Lerner is an affiliated person of the Funds and the Adviser.

The Company employs the Adviser to manage the investment and reinvestment of the assets of the Funds, to determine in its discretion the assets to be held uninvested, to provide the Company with records concerning the Adviser’s activities which the Company is required to maintain, and to render regular reports to the Funds’ officers and Board concerning the Adviser’s discharge of the foregoing responsibilities. The annual advisory fee payable by the Real Estate Fund, Value Fund and Utilities Fund is 0.97% of each Fund’s average daily net assets. The Municipal Tax Free Bond Fund and the Income Fund pay the Adviser a fee at the annual rate of 0.60% of each Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of the Municipal Tax Free Bond Fund under an Operating Expenses Agreement so that the total operating expenses (other than front-end or contingent deferred loads, taxes, interest, dividend expenses, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) will not exceed 0.90%, 1.75% and 0.75% of the Class A, Class C and Institutional Shares average daily net assets of the Fund, respectively, through April 30, 2027. The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of the Income Fund under an Operating Expenses Agreement so that the total operating expenses (other than front-end or contingent deferred loads, taxes, interest, dividend expenses, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) will not exceed 1.10%, 1.85% and 0.85% of the Class A, Class C and Institutional Shares average daily net assets of the Fund, respectively, through April 30, 2027. The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of the Utilities Fund under an Operating Expenses Agreement so that the total operating expenses (other than front-end or contingent deferred loads, taxes, interest, dividend expenses, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) will not exceed 1.53%, 2.28% and 1.28% of the Class A Shares, Class C Shares and Institutional Shares average daily net assets, respectively, until April 30, 2027. Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Funds within the following three years, provided the Fund is able to make such reimbursement and remain in compliance with the lesser of the current expense limit in effect at the time of reimbursement or the prior expense limit in effect for the period for which the reimbursement of fees waived or expenses reimbursed is sought. The Operating Expenses Agreement may be terminated at any time, by the Board of Directors, on behalf of the Funds, upon sixty days written notice to the Adviser. Each Fund class bears its pro rata share of the fee payable to the Adviser. For the fiscal years ended December 31, 2023, 2024 and 2025, the fees for each Fund payable to the Adviser, the reductions attributable to voluntary fee waivers and the net fees paid with respect to the Funds were as follows:

Fiscal Year Ended December 31, 2023

Fund	Advisory Fees Payable	Reduction in Fee	Fees Recouped by Advisor	Net Fee Paid
Real Estate Fund	$799,297	$0	$0	$799,297
Value Fund	$1,313,992	$0	$0	$1,313,992
Municipal Tax Free Bond Fund	$216,693	$121,624	$0	$95,069
Income Fund	$450,491	$81,736	$0	$368,755
Utilities Fund	$88,308	$93,577	$0	$0

Fiscal Year Ended December 31, 2024

Fund	Advisory Fees Payable	Reduction in Fee	Fees Recouped by Advisor	Net Fee Paid
Real Estate Fund	$711,425	$0	$0	$711,425
Value Fund	$1,753,555	$0	$0	$1,753,555
Municipal Tax Free Bond Fund	$198,382	$140,209	$0	$58,173
Income Fund	$410,263	$86,000	$0	$324,263
Utilities Fund	$185,221	$69,476	$0	$115,745

Fiscal Year Ended December 31, 2025

Fund	Advisory Fees Payable	Reduction in Fee	Fees Recouped by Advisor	Net Fee Paid
Real Estate Fund	$692,931	$0	$0	$692,931
Value Fund	$1,914,477	$0	$0	$1,914,477
Municipal Tax Free Bond Fund	$164,162	$137,034	$0	$27,128
Income Fund	$341,053	$111,683	$0	$229,370
Utilities Fund	$374,442	$61,378	$0	$313,064

Any amounts waived or reimbursed by the Adviser are subject to repayment by a Fund within a period of three years after such waivers or expenses were incurred, provided the Fund is able to make such repayments and remain in compliance with the expense limitation as stated above. The balance of recoverable expenses to the Adviser as of December 31, 2025, along with their expiration dates is shown below. As of December 31, 2025, the Adviser may seek repayment of investment advisory fee waivers and expense reimbursements as follows:

Recoverable Through	Municipal Tax Free Bond Fund	Income Fund	Utilities Fund
December 31, 2026	$121,624	$81,736	$93,577
December 31, 2027	$140,209	$86,000	$69,476
December 31, 2028	$137,034	$111,683	$61,378

INFORMATION ABOUT PORTFOLIO MANAGERS

Other Accounts Managed

As of the date of this SAI, the Portfolio Managers do not provide portfolio management for any other registered investment companies or pooled investment vehicles that are not series of the Company. However, since October 11, 2018, the Portfolio Managers have provided portfolio management for SOA Premier Assets (“SOA Premier”), an SEC-registered retail investment adviser. Neither the Adviser nor SOA Premier charges investment advisory fees based on the performance of the series they manage.

Description of Compensation

Each Portfolio Manager’s compensation consists of a fixed base salary and a bonus which is based on the sale of shares of all of the Funds, the increase in value of all of the Funds and under certain conditions, a percentage of the income earned by the Adviser for its management of all of the Funds.

Potential Conflicts of Interest

The management of multiple funds may give rise to potential conflicts of interest if the funds have different objectives, benchmarks, time horizons and fees. The Portfolio Managers may be required to allocate their time and investment ideas across multiple funds. The Portfolio Managers may execute transactions for a fund that may adversely impact the value of securities held by another fund. Securities selected for one fund may outperform the securities selected for another fund. Each Portfolio Manager’s management of his personal accounts may also give rise to potential conflicts of interest.

Mr. Douglas Revello, the Portfolio Manager for the Real Estate Fund and the Energy Fund, is also the Co-Portfolio Manager for the Value Fund, Municipal Tax Free Bond Fund, the Income Fund and the Utilities Fund. Conflicts of interest may arise because Mr. Revello has day-to-day management responsibilities with respect to all of these Funds. Mr. Revello also provides portfolio management for SOA Premier strategies which, among other things, offers investments that invest in mutual funds and ETFs.

Mr. Sean Mitchell is the Co-Portfolio Manager for the Value Fund.

Mr. Mark Reilly is the Portfolio Manager for the Municipal Tax Free Bond Fund, the Income Fund and the Utilities Fund. Conflicts of interest may arise because Mr. Reilly has day-to-day responsibilities with respect to all of these Funds. Mr. Reilly also provides portfolio management for SOA Premier strategies which, among other things, offers investments that invest in mutual funds and ETFs.

Conflicts of interest may arise because the Funds’ Portfolio Managers have day-to-day management responsibilities with respect to both the Funds and various other accounts. These potential conflicts include:

Limited Resources. The Portfolio Managers cannot devote their full time and attention to the management of each of the accounts that they manage. Accordingly, the Portfolio Managers may be limited in their ability to identify investment opportunities for each of the accounts that are as attractive as might be the case if the Portfolio Managers were to devote substantially more attention to the management of a single account. The effects of this potential conflict may be more pronounced where the accounts have different investment strategies.

Different Investment Strategies. The accounts managed by the Portfolio Managers have differing investment strategies. If the Portfolio Managers determine that an investment opportunity may be appropriate for only some of the accounts or decide that certain of the accounts should take different positions with respect to a particular security, the Portfolio Managers may effect transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts.

Selection of Brokers. The Portfolio Managers select the brokers that execute securities transactions for the accounts that they supervise. In addition to executing trades, some brokers provide the Portfolio Managers with research and other services which may require the payment of higher brokerage fees than might otherwise be available. The Portfolio Managers’ decision as to the selection of brokers could yield disproportionate costs and benefits among the accounts that they manage, since the research and other services provided by brokers may be more beneficial to some accounts than to others.

Conflicts of Interest

Where conflicts of interest arise between a Fund and other accounts managed by the Portfolio Managers, the Portfolio Managers will use good faith efforts so that the Fund will not be treated materially less favorably than other accounts. There may be instances where similar portfolio transactions may be executed for the same security for other accounts overseen by the Portfolio Managers.

Ownership of Securities

The following table sets forth the dollar range of equity securities beneficially owned by the portfolio manager in the Funds as of December 31, 2025.

Fund	Douglas Revello	Sean Mitchell	Mark Reilly
Real Estate Fund	$1 - $10,000	$1 - $10,000	None
Value Fund	$10,001 - $50,000	$1 - $10,000	None
Municipal Tax Free Bond Fund	$1 - $10,000	None	None
Income Fund	$1 - $10,000	$1 - $10,000	None
Utilities Fund	None	None	None

Principal Distributor

David Lerner Associates, Inc. is located at 477 Jericho Turnpike, P.O. Box 9006, Syosset, New York 11791-9006. Mr. David Lerner, founder of the Distributor, is also the sole shareholder and director of the Adviser and an affiliated person of the Company. The shares of each Fund are offered continuously.

Distribution and Service Plans

Class A Shares and Class C Shares of the Funds have adopted a Rule 12b-1 Plan with respect to its shares (each a “12b-1 Plan,” collectively, the “12b-1 Plans”).

The 12b-1 Plan provides that the Distributor may use the fees paid by the Funds under the 12b-1 Plan (“12b-1 fees”) to finance the distribution of each Fund’s shares. These expenses include, among other things, preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes, compensating sales and marketing personnel and paying distribution and maintenance fees to brokers, dealers and others.

The 12b-1 Plan is characterized as a compensation plan because the distribution and service fees will be paid to the Distributor without regard to the distribution or shareholder services expenses incurred by the Distributor or the amount of payments made to financial institutions and intermediaries.

The 12b-1 Plan provides that the Distributor will use the 12b-1 fees received from each of the Funds for expenses incurred in the promotion and distribution of shares of each respective class of each Fund. 12b-1 fees received from the Funds will not be used to pay any interest expenses, carrying charges or other financing costs of the Distributor.

The Real Estate Fund Class A Shares and Value Fund Class A Shares are not obligated under their respective Plans to pay any 12b-1 fee in excess of an annual rate of 0.30% of their average net assets. The Municipal Tax Free Bond Fund Class A Shares are not obligated under its 12b-1 Plan to pay any 12b-1 fees in excess of an annual rate of 0.15% of its average net assets. The Income Fund and Utilities Fund Class A Shares are not obligated under their respective plans to pay any 12b-1 fees in excess of an annual rate of 0.25% of its average net assets. All expenses of distribution and marketing in excess of the maximum amounts permitted by the 12b-1 Plan per annum will be borne by the Distributor.

With respect to each Fund’s Class C Shares, the fee paid to the Distributor by the Fund is 1.00% of the average daily net assets of the Class C Shares. Of this amount, 0.75% represents 12b-1 fees and 0.25% represents shareholder servicing fees paid to institutions that have agreements with the Distributor to provide such services.

The Funds intend to operate the 12b-1 Plan in accordance with their terms and in accordance with the rules of FINRA concerning sales charges.

The fees paid to the Distributor under the 12b-1 Plan are subject to annual review and approval by the Funds’ Independent Directors who have the authority to reduce the fees or terminate the 12b-1 Plan at any time. All payments made pursuant to the 12b-1 Plan shall be made for the purpose of selling shares issued by each Fund or servicing shareholder accounts.

Under the 12b-1 Plan, the Distributor reports the amounts expended under the 12b-1 Plan and the purposes for which such expenditures were provided, to the Directors of the Funds for their review on a quarterly basis. Also, the 12b-1 Plan provides that the selection and nomination of future independent directors are committed to the discretion of such Independent Directors then in office. Such Independent Directors must comprise a majority of the Board and those Independent Directors shall select and nominate any other independent directors of the Company. Additionally, any person who acts as legal counsel for the Independent Directors of the Company is an independent legal counsel as defined in Rule 0-1(a)(6) under the 1940 Act.

The Adviser may from time to time make payments for distribution services to the Distributor from its own funds or such other resources as may be permitted by rules of the SEC. The Distributor may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

In the event that the 12b-1 Plan is terminated or not continued, no Fund or class of shares would owe any distribution fees (other than current amounts accrued but not yet paid) to the Distributor.

David Lerner is the Founder of the Distributor and he is an interested person of the Funds. Daniel Lerner is an interested person of the Funds.

The 12b-1 Plan was adopted because of its anticipated benefit to the Funds. These anticipated benefits include: increased promotion and distribution of the Funds’ shares, an enhancement in the Funds’ ability to maintain accounts and improve asset retention, increased stability of net assets for the Funds, and, to the extent that assets remain invested in the Funds, greater flexibility in achieving investment objectives.

The following chart indicates the principal type of activities for which 12b-1 fees were used for the fiscal year ended December 31, 2025:

Fund Name	Total 12b-1 Fees Paid to Distributor – Class A Shares	Total 12b-1 Fees Paid to Distributor – Class C Shares	Payments for Advertising	Payments for Printing and Mailing	Payments for Compensation to Broker- Dealers
Real Estate Fund	$214,079	$626	$0	$2,939	$205,268
Value Fund	$590,910	$3,739	$0	$2,939	$569,272
Municipal Tax Free Bond Fund	$40,832	$1,300	$0	$2,939	$37,023
Income Fund	$140,974	$4,390	$0	$2,939	$128,131
Utilities Fund	$96,415	$231	$0	$2,939	$92,385

The table below sets forth the aggregate amounts of sales charges paid by shareholders for the fiscal years ended December 31, 2023, 2024 and 2025:

December 31, 2025
Aggregate Amount Paid	Amount Received by Distributor
$3,169,848	$3,169,848

December 31, 2024
Aggregate Amount Paid	Amount Received by Distributor
$2,648,207	$2,648,207

December 31, 2023
Aggregate Amount Paid	Amount Received by Distributor
$2,524,068	$2,524,068

A contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on redemptions of $1 million or more made within one year of purchase. For the fiscal year ended December 31, 2025, the Distributor did not receive any CDSC fees from the Funds.

For the fiscal year ended December 31, 2025, there were $82,590 of net underwriting discounts and commissions paid on the Utilities Fund’s Class A and Class C Shares.

Administrative Services Agent, Fund Accountant and Transfer Agent

Ultimus, located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, provides the back office services for the Funds. The services include the day-to-day administration of matters necessary to the Funds’ operations, maintenance of records and books, preparation of reports and compliance monitoring.

Ultimus serves as the accounting agent for the Funds and maintains the accounting books and records of the Funds, calculates the Funds’ NAVs in accordance with the provisions of the Funds’ current Prospectus and prepares for each Fund’s approval and use various government reports, tax returns, and proxy materials.

Ultimus also serves as the Funds’ transfer agent and maintains the records of each shareholder’s account, answers shareholder inquiries, processes purchases and redemptions and acts as a dividend disbursing agent.

The following table provides information regarding accounting and administrative services fees paid by the Funds during the fiscal periods indicated:

Name of Fund	Fiscal Year Ended December 31, 2023	Fiscal Year Ended December 31, 2024	Fiscal Year Ended December 31, 2025
Real Estate Fund	$56,531	$58,890	$69,538
Value Fund	$97,346	$140,534	$178,254
Municipal Tax Free Bond Fund	$25,641	$29,470	$29,307
Income Fund	$53,221	$56,009	$55,199
Utilities Fund	$6,680	$17,106	$40,920

The following table provides information regarding fees paid by the Funds for transfer agency services during the fiscal period indicated:

Name of Fund	Fiscal Year Ended December 31, 2023	Fiscal Year Ended December 31, 2024	Fiscal Year Ended December 31, 2025
Real Estate Fund	$22,505	$18,714	$16,273
Value Fund	$26,129	$26,577	$27,297
Municipal Tax Free Bond Fund	$7,586	$6,623	$4,996
Income Fund	$26,875	$23,390	$19,258
Utilities Fund	$1,487	$2,219	$5,230

Custodian

Argent Institutional Trust Company (“Argent”) is the custodian of the Funds’ assets pursuant to a custodian agreement. Effective in March 2026, Huntington National Bank (“HNB”) assigned its custodial responsibilities under the Custody Agreement with the Company to Argent. At the time of the assignment, Argent began acting as custodian on behalf of the Funds. Argent is subject to the terms and conditions set forth in the Custody Agreement between the Trust and HNB. Argent is located at 500 E. Reynolds Drive, Ruston, Louisiana 71270. Under the Custody Agreement, Argent: (i) maintains a separate account or accounts in the name of the Funds, (ii) holds and transfers portfolio securities on account of the Funds, (iii) accepts receipts and makes disbursements of money on behalf of the Funds, (iv) collects and receives all income and other payments and distributions on account of the Funds’ securities and (v) makes periodic reports to the Directors concerning the Funds’ operations.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP (“Tait Weller”) serves as the independent registered public accounting firm for the Funds. As the independent registered public accounting firm for the Funds, Tait Weller reviews the financial statements of the Funds contained in the Funds’ annual reports. Upon completion of this review, Tait Weller issues an opinion with regard to the financial statements.

Shareholder Reports and Inquiries

The Funds issue unaudited financial information semi-annually and audited financial statements annually, which along with the Funds’ most recent annual and semi-annual reports, are available without charge by calling (800) 452-4892. Shareholder inquiries should be addressed to the Funds c/o UItimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246. Purchase and redemption transactions should be made through Ultimus by calling (800) 452-4892.

HOW TO PURCHASE SHARES

General

The Funds’ Class A Shares are sold at the NAV next determined after the Company’s transfer agent, Ultimus (the “Transfer Agent”), receives an order plus an initial maximum sales charge of up to 5.25% of the offering price (4.75% in the case of the Municipal Tax Free Bond Fund and Income Fund and 5.75% in the case of the Utilities Fund) of the offering price (5.54%, 4.99%, or 6.10%, respectively, of the net amount invested) reduced on investments of $100,000 or more. The minimum initial investment for Class A

Shares and Class C Shares of each Fund is $500; the minimum subsequent investment is $50. See “Distribution Arrangements” in the Prospectus for more complete information on Class A Shares of the Funds.

Class C Shares are sold without an initial front-end sales charge so that the full amount of your purchase is invested in a Fund. A deferred sales charge of 1.00% applies, however, if Class C Shares are sold within 13 months of purchase.

Institutional Shares are sold without an initial front-end sales charge and are not subject to a deferred sales charge. The minimum initial investment for Institutional Shares is $100,000; the minimum subsequent investment is $10,000.

Purchase orders for shares of each Fund that are received by the Transfer Agent in proper form (i.e., a completed application and the correct minimum investment) by the close of the New York Stock Exchange (“NYSE”), on any day that the NYSE is open for trading, will be purchased at the appropriate Fund’s next determined NAV (plus any applicable sales charge). Orders for Fund shares received after 4:00 p.m. Eastern Time will be purchased at the NAV (plus any applicable sales charge) determined on the following business day.

The Company does not have any arrangements with any person to permit frequent purchases and redemptions of Fund shares or any agreements to maintain assets in the Funds.

Reduction of Sales Charges on Class A Shares

If you qualify for a reduction or waiver of Class A Shares’ sales charges, you must notify the Funds’ Transfer Agent, your financial adviser or other intermediary at the time of purchase and you also must provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the current value of those shares. The current value of shares is determined by multiplying the number of shares by the current NAV. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund’s Transfer Agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares or the Funds held in (i) all accounts (e.g. retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse and children under age 21). You should retain any records necessary to substantiate historical costs because the Fund, its Transfer Agent and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver.

Investors may be able to reduce or eliminate front-end sales charges on Class A Shares through one or more of the following methods:

●	A larger investment. The sales charge decreases as the amount of your investment increases per the breakpoint chart set forth in the Funds’ Prospectus.

●	Rights of accumulation. To qualify for the reduced Class A Shares sales charge that would apply to a larger purchase than you are currently making (as shown in the table set forth in the Funds’ Prospectus), you and other immediate family members [which includes your spouse and children under the age of 21 as permitted under the Uniform Gifts to Minors Act (“UGMA”) or the Uniform Transfers to Minors Act (“UTMA”)], a trust established by your or a family member as grantor, and those family members living at the same address can add the current value of any Class A Shares in all Spirit of America Funds that you currently own or are currently purchasing to the value of your Class A Shares purchase. You must notify your investment adviser, the Fund’s Transfer Agent or other intermediaries, at the time of purchase, of your intent to qualify for this reduction and provide any required evidence showing that you qualify. Rights of accumulation breakpoints are calculated based on the greater of cost or current market value (NAV). Cost is defined as: Gross purchases plus reinvested dividends minus redemptions.

●	Letter of Intent discount. If you declare in writing that you and other immediate family members [which includes your spouse and children under the age of 21 as permitted under the Uniform Gifts to Minors Act (“UGMA”) or the Uniform Transfers to Minors Act (“UTMA”)] and those family members living at the same address intend to purchase at least $100,000 in Class A Shares during a 13-month period, your sales charge is based on the total amount you intend to invest. You can combine your purchase of Class A Shares of any of the Spirit of America Investment Funds to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

RETIREMENT PLANS

The Real Estate Fund, Value Fund, Income Fund and Utilities Fund may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Real Estate Fund, Value Fund, Income Fund and Utilities Fund have available forms of such plans pursuant to which investments can be made in these Funds. Persons desiring information concerning these plans should contact David Lerner Associates, Inc. at (516) 921-4200, or write to:

David Lerner Associates, Inc.

477 Jericho Turnpike

P.O. Box 9006

Syosset, New York 11791-9006

As described above and in the Prospectus, the Municipal Tax Free Bond Fund is designed to provide investors with tax-exempt interest income. The Municipal Tax Free Bond Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Tax-exempt institutions and retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Municipal Tax Free Bond Fund’s dividends being tax-exempt.

In addition, the Municipal Tax Free Bond Fund may not be an appropriate investment for persons or entities that are “substantial users” of facilities financed by private activity bonds or “related persons” thereof. “Substantial user” is defined under U.S. Treasury Regulations to include a non-exempt person which regularly uses a part of such facilities in its trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, which occupies more than 5% of the usable area of such facilities or for which such facilities or a part thereof were specifically constructed, reconstructed or acquired. “Related persons” include certain related natural persons, affiliated corporations, partnerships and their partners and S corporations and their shareholders.

Traditional Individual Retirement Account (“IRA”)

Individuals who receive compensation, including earnings from self-employment, may be entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by each Fund is deferred until distribution from the IRA.

Roth IRAs

The Taxpayers Relief Act of 1997 created the Roth IRA. While contributions to a Roth IRA are not currently deductible, the amounts invested in a Roth account accumulate tax-free and qualified distributions will not be included in a shareholder’s taxable income. The contribution limits for 2024 are $7,000 annually if under age 50 and $8,000 if age 50 and over. Certain income phase-outs apply.

Coverdell Education Savings Account

Formerly known as the Education IRA, the Coverdell Education Savings Account was created with the passage of the Economic Growth and Tax Relief Reconciliation Act of 2001. Funds can be used for primary and secondary education expenses with tax-free withdrawals for qualified education expenses. Total contributions may not exceed $2,000 per beneficiary.

Employer-Sponsored Qualified Retirement Plans

Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including Section 401(k) plans (“qualified plans”), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals.

Simplified Employee Pension Plan (“SEP”)

Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

403(b)(7) Retirement Plan

Certain tax-exempt organizations and public educational institutions may sponsor retirement plans under which an employee may agree that monies deducted from his or her compensation (minimum $25 per pay period) may be contributed by the employer to a custodial account established for the employee under the plan.

Distributions from retirement plans are subject to certain Internal Revenue Code of 1986 (the “Code”) requirements in addition to normal redemption procedures. For additional information please contact the Distributor.

HOW TO REDEEM SHARES

You may redeem your shares of the Funds on any business day that the NYSE is open for business. Redemptions will be effected at the NAV (subject to any applicable CDSC fees) next determined after receipt by the Transfer Agent of a redemption request meeting the requirements described below.

General Redemption Information

When a request for redemption is made shortly after the purchase of shares by check, you will not receive the redemption proceeds until the check(s) for the shares purchased has cleared. Although the redemption proceeds may be delayed, the redemption request will be processed at the NAV next determined after receipt of the redemption request in good order. The Company will mail the redemption proceeds as soon as the purchase check clears, which may take up to fifteen calendar days from the date of the purchase. You may avoid such delays by purchasing shares by federal funds wire.

The Funds have elected, pursuant to Rule 18f-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder. The Funds will satisfy redemption requests for cash to the fullest extent feasible, as long as such payments would not, in the opinion of the Adviser, result in the need for a Fund to sell assets under disadvantageous conditions or to the detriment of the remaining shareholders of a Fund. The Funds have reserved the right, in whole or in part, to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” Redemptions in kind will be made only under extraordinary circumstances and if a Fund deems it advisable for the benefit of all shareholders, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund’s net assets). Under these conditions, a Fund might pay all or part of redemption proceeds in liquid securities with a market value equal to the value of the Fund shares being redeemed. A redemption in kind will consist of securities equal in market value to the Fund shares being redeemed, using the same valuation procedures that the Funds use to compute their respective NAV. Pursuant to procedures adopted by the Board, redemption in kind transactions will typically be made by delivering readily marketable securities to the redeeming shareholder within 7 days after a Fund’s receipt of the redemption order in proper form. Marketable securities are assets that are regularly traded or where updated price quotations are available. Illiquid securities are investments that the Funds reasonably expect cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Certain illiquid securities may be valued using estimated prices from one of the Funds’ approved pricing agents. If a Fund redeems your shares in kind, it will value the securities pursuant to the policies and procedures adopted by the Board. See “Pricing Fund Shares” in the Funds’ Prospectus. You will bear the market risks associated with maintaining or selling the securities that are transferred as redemption proceeds. In addition, when you sell these securities, you will pay taxes and brokerage charges associated with selling the securities.

The Funds may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (i) trading on the NYSE is restricted or the NYSE is closed for other than customary weekends and holidays, (ii) the Commission has by order permitted such suspension for the protection of the Funds’ shareholders, or (iii) an emergency exists making disposal of portfolio securities or valuation of net assets of either Fund not reasonably practicable.

Minimum Balances

Due to the relatively high cost of maintaining smaller accounts, the Funds reserve the right to involuntarily redeem shares in any account at their then current NAV if at any time the account balance is less than $500 for Class A Shares and Class C Shares and less than $100,000 for Institutional Shares as a result of shareholder redemptions, but not market fluctuations. You will be notified in writing if the value of your account is less than the required minimum, and will be allowed at least 60 days to bring the value of your account up to the minimum before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

Exchange of Shares

You are permitted to exchange your Class A Shares of a Fund for Class A Shares of another Spirit of America Investment Fund, provided that those shares may legally be sold in the state of your residence. You must meet the minimum investment requirement and you may only exchange your shares once every six months. No transaction fees are charged for exchanges but an exchange of shares is treated for Federal Income tax purposes as a redemption of shares and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. Class C Shares for a Fund may be exchanged for Class C Shares of any other Spirit of America Investment Fund offering such shares. Institutional Shares of a Fund may be exchanged for Institutional Shares of any other Spirit of America Investment Fund offering such shares.

NET ASSET VALUE

The NAV per share for each Fund is computed by adding the value of each Fund’s investments, cash and other assets attributable to that Fund, deducting liabilities of that Fund and dividing the result by the number of shares outstanding. The public offering price is each Fund’s NAV plus the applicable sales charge.

Portfolio securities are valued and NAV per share is calculated as of the close of regular trading on the NYSE, currently 4:00 p.m. (Eastern Time), on each day the NYSE is open for trading.

Each Fund’s securities are valued based on the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. Securities for which the primary market is the NASDAQ will be valued at the NASDAQ official closing price.

Fund securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Valuation Designee under procedures approved by the Board. Other assets, such as receivables, are valued at their book value, unless the Valuation Designee determines that they should be valued on another basis.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

Each Fund intends to distribute all or substantially all of its investment company taxable income and net capital gain to shareholders each year, and to comply with the other requirements of the Code, so as to qualify as a registered investment company under Subchapter M of the Code. Normally, income dividends will be paid monthly for the Municipal Tax Free Bond Fund and the Income Fund. Normally, income dividends will be paid semi-annually for the Real Estate Fund, the Value Fund and the Utilities Fund. The Real Estate Fund intends to pay two semi-annual income dividends and other distributions on June 30 and December 31 in the annual minimum amount of $0.85 per share. The Value Fund intends to pay two semi-annual income dividends and other distributions on June 30 and December 31 in the annual minimum amount of $1.40 per share. The Utilities Fund intends to pay two semi-annual income dividends and other distributions on June 30 and December 31 in the annual minimum amount of $1.70 per share.

Long term capital gains, if any, will be distributed annually in December, but may be distributed more frequently if deemed advisable by the Board. All such dividends and capital gain distributions are generally taxable to the shareholder whether received in cash or reinvested in shares. However, a portion of the distributions paid to each Fund and subsequently distributed to shareholders may be characterized as a return of capital. A “return of capital” is a return, in whole or in part, of the funds that you previously invested in the Fund. The final determination of the amount of the appropriate Fund’s return of capital distributions for the period will be made after the end of each calendar year. Return of capital distributions will generally not be taxable to a shareholder for U.S. federal income tax purposes to the extent of the shareholder’s tax basis in the shareholder’s shares in the Fund, however, such distributions will reduce the shareholder’s tax basis in the shareholder’s shares in the Fund (but not below zero), which could result in the shareholder having to pay higher taxes in the future when shares are sold, even if the shareholder sells the shares at a loss from the shareholder’s original investment. The Real Estate Fund, the Value Fund and the Utilities Fund may invest in REITs which pay distributions to their shareholders based upon available funds from operations. Each REIT reports annually the tax character of its distributions. It is quite common for these distributions to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such distributions being designated as a return of capital or long-term capital gain. The Funds intend to include the gross distributions from such REITs in their distributions to their shareholders; accordingly, a portion of the distributions paid to the Funds and subsequently distributed to shareholders may be re-characterized based on the prior calendar year’s actual reported return of capital. The final determination of the amount of each Fund’s return of capital distribution for the period will be made after the end of each calendar year. The Real Estate Fund and the Value Fund will distribute the return of capital it receives from the REITs in which it invests.

Each income dividend and capital gains distribution, if any, declared by a Fund on its outstanding shares will be paid in additional shares of the Fund having an aggregate NAV as of the payment date of such dividend or distribution equal to the cash amount of such income dividend or distribution, unless payment in cash is specified by the shareholder by written request to the Transfer Agent. Election to receive income dividends and distributions in cash may be made at the time shares are initially purchased or may be changed in writing at any time prior to the record date for a particular dividend or distribution. There is no sales charge or other charge in connection with the reinvestment of dividends and capital gains distributions.

If you buy shares of a Fund just before the Fund deducts a distribution, you will pay full price for the shares and then receive a portion of the price back as a taxable distribution from its NAV.

Any check tendered in payment of dividends or other distributions which cannot be delivered by the U.S. post office or which remains uncashed for a period of more than one year may be reinvested in the shareholder’s account at the then current NAV, and the dividend option may be changed from cash to reinvest. Interest will not accrue on amounts represented by uncashed checks.

U.S. Federal Income Taxes

The discussion below provides a summary of certain material U.S. federal income tax consequences relating to the purchase, ownership, and disposition of shares of the Funds by U.S. Holders (as described below) who hold their shares as capital assets (as defined for U.S. federal income tax purposes). For purposes of these discussions, a “U.S. Holder” means a beneficial owner of a Fund’s shares that is any of the following for U.S. federal income tax purposes:

●	An individual who is a citizen or resident of the United States or someone treated as a U.S. citizen for U.S. federal income tax purposes;

●	A corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

●	An estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

●	A trust if: (a) a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust, or (b) the trust has a valid election in effect under applicable Treasury Regulations (as defined below) to be treated as a U.S. person.

For purposes of this summary, the term “Non-U.S. Holder” means a beneficial owner of a Fund’s shares that is not a U.S. Holder. The term “Holder” means a beneficial owner of a Fund’s shares that is either a U.S. Holder or a Non-U.S. Holder.

This summary is for general information purposes only and is not exhaustive of all of the U.S. federal income tax considerations that may be relevant to a decision to purchase shares in the Funds. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations promulgated under the Code by the U.S. Treasury Department (including final, proposed and temporary regulations (the “Treasury Regulations”)), rulings, current administrative interpretations, and official pronouncements by the Internal Revenue Service (the “IRS”), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, including possibly with a retroactive effect. Such changes could materially and adversely affect the tax consequences to a holder described below. No assurance can be given that the IRS will not assert, or that a court would not sustain, a position contrary to any of the tax consequences described below. We cannot predict whether, when, or to what extent U.S. federal tax laws, regulations, interpretations, or rulings will be issued.

The discussion primarily describes the U.S. federal income tax treatment of a U.S. Holder and, unless expressly provided, does not discuss the application of these rules to a Non-U.S. Holder. In addition, the possible application of U.S. federal estate or gift taxes or any aspect of state, local, or non-U.S. tax laws is not considered. This summary does not address all aspects of U.S. federal income taxation that may be important to a particular U.S. Holder in light of its investment or tax circumstances or to a U.S. Holder that is subject to special tax rules, including if the Holder is:

●	a dealer in securities or currencies;

●	a financial institution;

●	a regulated investment company;

●	a real estate investment trust;

●	an insurance company;

●	a tax-exempt organization;

●	a person holding shares as part of a hedging, integrated or conversion transaction, a constructive sale or a straddle;

●	a trader in securities that has elected the mark-to-market method of accounting for its securities;

●	a person liable for alternative minimum tax;

●	a partnership or other pass-through entity for U.S. federal income tax purposes; or

●	a U.S. Holder whose “functional currency” is not the U.S. dollar.

If an entity treated as a partnership for U.S. federal income tax purposes holds shares, the U.S. federal income tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A holder of shares in a partnership and partners in such partnership should consult their own tax advisors regarding the U.S. federal income tax consequences of holding and disposing of the shares.

Prospective U.S. Holders are urged to consult their tax advisors as to the particular tax consequences of purchasing, owning and disposing of the shares, including the application of U.S. federal, state and local tax laws.

Taxation as a Regulated Investment Company

Each Fund intends to elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code. As a RIC, a Fund will not have to pay corporate-level federal income taxes on any income that the Fund distributes to its stockholders from its earnings and profits, as determined for U.S. federal income tax purposes. To qualify for and maintain its qualification as a RIC, each Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax treatment, a Fund must distribute to its stockholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally its net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses, or the Annual Distribution Requirement.

If a Fund:

●	qualifies as a RIC; and

●	satisfies the Annual Distribution Requirement,

then it will not be subject to federal income tax on the portion of its income that it distributes (or is deemed to distribute) to stockholders. A Fund will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to its stockholders.

A Fund will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless it distributes in a timely manner an amount at least equal to the sum of (1) 98% of its net ordinary income for each calendar year, (2) 98.2% of its capital gain net income for that calendar year and (3) any income recognized, but not distributed, in preceding years and on which it paid no U.S. federal income tax, or the Excise Tax Avoidance Requirement. Each Fund generally will endeavor in each taxable year to avoid any U.S. federal excise tax on its earnings.

In order to qualify as a RIC for U.S. federal income tax purposes, a Fund, among other things must:

●	continue to qualify under the 1940 Act at all times during each taxable year;

●	derive in each taxable year at least 90% of their gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, net income from certain “qualified publicly-traded partnerships,” or other income derived with respect to their business of investing in such stock or securities, or the 90% Income Test; and

●	diversify its holdings so that at the end of each quarter of the taxable year:

●	at least 50% of the value of its assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s assets or more than 10% of the outstanding voting securities of such issuer; and

●	no more than 25% of the value of its assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly-traded partnerships,” or the Diversification Tests.

For federal income tax purposes, a Fund may be required to recognize taxable income in circumstances in which a Fund does not receive a corresponding payment in cash. For example, if a Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), it must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year. The Fund may also have to include in income other amounts that it has not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock.

Because any original issue discount or other amounts accrued will be included in its investment company taxable income for the year of the accrual, a Fund may be required to make a distribution to its stockholders in order to satisfy the Annual Distribution Requirement, even though it will not have received any corresponding cash amount. As a result, it may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. A Fund may have to sell some of its investments at times and/or at prices that would not be considered advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If a Fund is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

The remainder of this discussion assumes that a Fund qualifies as a RIC and has satisfied the Annual Distribution Requirement.

Failure to Qualify as a RIC

If a Fund were unable to qualify for treatment as a RIC, it would be subject to tax on all of its taxable income at regular corporate rates, regardless of whether it makes any distributions to its stockholders. Distributions would not be required, and any distributions to the extent of earnings and profits would be taxable to its stockholders as ordinary dividend income. Subject to certain additional limitations in the Code, such distributions would be eligible for the preferential maximum rate applicable to individual stockholders to the extent of their current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of their current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.

MLP Equity Securities

Certain of the Funds invest their assets in MLPs, which generally are treated as partnerships for U.S. federal income tax purposes. However, as these entities are generally treated as publicly traded partnerships for U.S. federal income tax purposes, these entities could potentially be treated as corporations to the extent that they do not satisfy the gross income test. If a publicly traded partnership derives at least 90% of its gross income from qualifying sources as described in Section 7704 of the Code, the publicly traded partnership will be treated as a partnership for U.S. federal income tax purposes. These qualifying sources include interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide.

When a Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses, deductions and credits recognized by each MLP, whether or not the MLP distributes cash to the Fund. A distribution from an MLP is generally treated as a tax-free return of capital to the extent such distribution does not exceed the Fund’s tax basis in its MLP interest and as gain from the sale or exchange of the MLP interest to the extent the distribution exceeds the Fund’s tax basis in its MLP interest. If the Fund retains an investment until the basis is reduced to zero, subsequent distributions will be taxable to the Fund at ordinary income rates and shareholders may receive a corrected Form 1099. Based upon a review of the historic results of the type of MLPs in which the Funds intend to invest, the Funds expect that the cash distributions they will receive with respect to the investments in equity securities of MLPs will exceed the taxable income allocated to the Funds from such MLPs. No assurance, however, can be given in this regard.

REITs

A REIT is a company that derives at least 75% of its gross income from (a) rents from real property, (b) interests in real property or interest on obligations secured by mortgages, (c) the sale or other disposition of real property, (d) dividends, distributions or other gains from investments in other REITs, (e) abatements or tax refunds on real property, (f) income and gain derived from certain foreclosure property, (g) amounts received or accrued for entering into agreements to make loans secured by mortgages on real property or to purchase or lease property, and (h) certain other qualified temporary investment income. A REIT must also receive 95% of its gross income from (a) dividends, (b) interest, (c) gain from the sale or other disposition of stock, securities, and real property, and (d) any source described in clauses (a) through (h) in the preceding sentence. To the extent an investment meets the qualifications of a REIT under the Code, the REIT will not be taxed on distributions made to the Funds. In the event an investment fails to qualify as a REIT, the REIT will be subject to tax as a C corporation at U.S. federal income tax rates. The resulting corporate taxes could reduce a Fund’s net assets, the amount of income available for distribution and the amount of such Fund’s distributions.

Taxation of Distributions

The gross amount of distributions by a Fund in respect of shares will be taxable to a U.S. Holder as dividend income to the extent the distributions are paid out of the Fund’s current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Such income will be included in a U.S. Holder’s gross income on the day actually or constructively received by such Holder. Subject to certain holding period and other requirements, such dividend income will generally be eligible for the dividends received deduction in the case of corporate U.S. Holders and will generally be treated as “qualified dividend income” for non-corporate U.S. Holders (including individuals) and will be eligible for reduced rates of taxation at the rates applicable to long-term capital gains. Dividends received by a Fund from REITs generally are not expected to qualify for treatment as qualified dividend income. To the extent a Fund invests in REITs, such Fund may designate dividends it pays to its shareholders as “section 199A dividends” so that such shareholder may be eligible for a 20% deduction with respect to such dividends. The amount of section 199A dividends that a Fund may pay and report to its shareholders is limited to the excess of the ordinary REIT dividends, other than capital gain dividends and portions of REIT dividends designated as qualified dividend income that the Fund receives from REITs for a taxable year over the Fund’s expenses allocable to such dividends.

To the extent that the amount of any distribution exceeds a Fund’s current and accumulated earnings and profits for a taxable year, as determined for U.S. federal income tax purposes, the distribution will first be treated as a tax-free return of capital, causing a reduction in the adjusted basis of the shares (thereby increasing the amount of gain, or decreasing the amount of loss, to be recognized by a U.S. Holder on a subsequent disposition of the shares), and the balance in excess of such adjusted basis will be taxed as capital gain. Any such capital gain will generally be long-term capital gain if such U.S. Holder has held the applicable shares for more than one year.

Distributions by the Funds of net capital gain (which is generally long-term capital gains in excess of net short-term capital losses) properly designated by a Fund as “capital gain dividends” generally are taxable to U.S. Holders as long-term capital gain, to the extent of the Fund’s current or accumulated earnings and profits, regardless of the length of time the shares of the Fund have been held by such U.S. Holders.

A corporation’s earnings and profits are generally calculated by making certain adjustments to the corporation’s reported taxable income. Based upon the historic performance of similar MLPs in which certain of the Funds intend to invest, such Funds anticipate that the distributed cash from the MLPs in their respective portfolios will exceed their earnings and profits. Thus, such Funds anticipate that only a portion of their distributions will be treated as dividends to its Holders for U.S. federal income tax purposes, although no assurance can be given in this regard.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable U.S. Holder on his or her or its federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by U.S. Holders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the U.S. Holder and are also subject to these reporting requirements.

Taxation of Sales, Exchanges or Other Dispositions

A U.S. Holder will generally recognize taxable gain or loss on any sale, exchange or other disposition of shares in an amount equal to the difference between the amount realized for the shares and the Holder’s adjusted tax basis in such shares. Generally, a U.S. Holder’s adjusted tax basis in the shares will be equal to the cost of the Holder’s shares, reduced by adjustments for distributions paid by a Fund in excess of its earnings and profits (i.e., returns of capital). Such gain or loss will generally be long-term capital gain or loss provided that the U.S. Holder held the shares for more than one year at the time of disposition. It is possible that a return of capital could cause a Holder to pay a tax on capital gains with respect to shares that are sold for an amount less than the price originally paid for them. Capital gains of non-corporate U.S. Holders (including individuals) derived with respect to capital assets held for more than one year are generally eligible for reduced rates of taxation. The deductibility of capital losses is subject to limitations.

Net Investment Income Tax

A U.S. Holder that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, will be subject to a 3.8% tax on the lesser of (1) the U.S. Holder’s “net investment income” for the relevant taxable year and (2) the excess of the U.S. Holder’s modified adjusted gross income for the taxable year over a certain threshold (which, in the case of individuals, will be between $125,000 and $250,000 depending on the individual’s circumstances). A U.S. Holder’s “net investment income” may generally include portfolio income (such as interest and dividends), and income and net gains from an activity that is subject to certain passive activity limitations, unless such income or net gains are derived in the ordinary course of the conduct of a trade or business (other than a trade or business that consists of certain passive or trading activities). If you are a U.S. holder that is an individual, estate or trust, you should consult your tax advisors regarding the applicability of the Net Investment Income Tax to your ownership and disposition of shares of the Funds.

Information Reporting and Backup Withholding

Generally, information reporting requirements will apply to distributions on the Fund’s common shares or proceeds on the disposition of its common shares or warrants paid within the U.S. (and, in certain cases, outside the U.S.) to U.S. Holders. Such payments will generally be subject to backup withholding tax at the rate of 24% if: (a) a U.S. Holder fails to furnish such U.S. Holder’s correct U.S. taxpayer identification number to the payor (generally on Form W-9), as required by the Code and Treasury Regulations, (b) the IRS notifies the payor that the U.S. Holder’s taxpayer identification number is incorrect, (c) a U.S. Holder is notified by the IRS that it has previously failed to properly report interest and dividend income, or (d) a U.S. Holder fails to certify, under penalty of perjury, that such U.S. Holder has furnished its correct U.S. taxpayer identification number. However, certain exempt persons generally are excluded from these information reporting and backup withholding rules.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refund or as a credit against a U.S. Holder’s U.S. federal income tax liability provided the required information is timely furnished to the IRS.

Non-U.S. Holders

Dividends paid to a Non-U.S. Holder generally will be subject to U.S. withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty. If a Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable tax treaty, the Non-U.S. Holder will be required to provide an applicable IRS Form W-8 certifying its entitlement to benefits under the treaty in order to obtain a reduced rate of withholding tax. However, if the distributions are effectively connected with a U.S. trade or business of the Non-U.S. Holder (or, if an income tax treaty applies, attributable to a permanent establishment in the United States of the Non-U.S. Holder), then the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons, plus, in certain cases where the Non-U.S. Holder is a corporation, a branch profits tax at a 30% rate (or lower rate provided in an applicable treaty). If the Non-U.S. Holder is subject to such U.S. income tax on a distribution, then the Fund is not required to withhold U.S. federal tax if the Non-U.S. Holder complies with applicable certification and disclosure requirements.

Special certification requirements apply to a Non-U.S. Holder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

Special U.S. federal income tax rules will apply to Non-U.S. Holders that hold shares in the Funds. Non-U.S. Holders should consult their own tax advisors to determine the U.S. federal, state, local and other tax consequences that may be relevant to them.

Payments to Foreign Financial Institutions

The Foreign Account Tax Compliance Act (“FATCA”) generally provides that a 30% withholding tax may be imposed on payments of U.S. source income, such as U.S. source interest and dividends to certain non-U.S. entities unless such entities enter into an agreement with the IRS to disclose the name, address and taxpayer identification number of certain U.S. persons that own, directly or indirectly, interests in such entities, as well as certain other information relating to such interests. Non-U.S. Holders are encouraged to consult with their own tax advisors regarding the possible implications and obligations of FATCA. While withholding under FATCA would have applied also to payments of gross proceeds from the sale or other disposition of shares on or after January 1, 2019, proposed Treasury Regulations eliminate FATCA withholding on payments of gross proceeds entirely. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury regulations are issued.

Investment by Tax-Exempt Investors

Employee benefit plans and most other organizations exempt from U.S. federal income tax, including individual retirement accounts and other retirement plans, are generally subject to U.S. federal income tax on unrelated business taxable income (“UBTI”). Because each Fund is treated as a corporation for U.S. federal income tax purposes, an owner of shares will not report on its federal income tax return any items of income, gain, loss, deduction and credit that are allocated to the Fund from the MLPs in which the Fund invests. Moreover, dividend income from, and gain from the sale of, corporate stock generally does not constitute UBTI unless the corporate stock is debt-financed. Therefore, a tax-exempt investor generally should not have UBTI attributable to its ownership, sale or the redemption of any Fund’s shares unless its ownership of shares is debt-financed. In general, shares are considered to be debt-financed if the tax-exempt owner of shares incurred debt to acquire the shares or otherwise incurred a debt that would not have been incurred if the shares had not been acquired.

Other Taxation

A Fund’s Holders may be subject to state, local and foreign taxes on its distributions. Holders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Funds.

At December 31, 2025, for federal income tax purposes and the treatment of distributions payable, the following Funds had capital loss carryforwards available to offset future gains, if any, to the extent provided by the Treasury regulations:

	No Expiration
Fund	Short-Term	Long-Term	Total
Municipal Tax Free Bond Fund	$2,785,908	$7,534,322	$10,320,230

During the fiscal year ended December 31, 2025, the Utilities Fund utilized $1,393 of available short-term capital loss carryforwards.

Cost Basis Information

The Funds are required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2014 where the cost basis of the shares is known by the Funds (referred to as “covered shares”) and which are disposed of after that date. However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Funds through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account, When required to report cost basis, the Funds will calculate it using the Funds’ default cost basis calculation method, which is currently the first in, first out (FIFO) method, unless you instruct the Funds to use a different calculation method. For additional information regarding the Funds’ available cost basis reporting methods, including the default method, please contact the Funds. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account. The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Funds do not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Funds if you intend to utilize a method other than the Funds’ default method for covered shares. If you have not notified the Funds of your elected cost basis method upon the later of January 1, 2014 or the initial purchase into your account, the default method will be applied to your covered shares. The Funds will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and the IRS. However, the Funds are not required to, and in many cases the Funds do not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by the Funds.

THE FOREGOING SUMMARY OF U.S. FEDERAL INCOME TAX CONSIDERATIONS IS FOR GENERAL INFORMATION ONLY AND IS NOT TAX ADVICE. IT DOES NOT DISCUSS ALL ASPECTS OF U.S. FEDERAL INCOME TAXATION THAT MAY BE RELEVANT TO A HOLDER IN LIGHT OF ITS PARTICULAR CIRCUMSTANCES AND INCOME TAX SITUATION. PROSPECTIVE HOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES THAT WOULD RESULT FROM THE PURCHASE, OWNERSHIP AND DISPOSITION OF THE SHARES, INCLUDING THE APPLICATION AND EFFECT OF FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX LAWS (INCLUDING ESTATE AND GIFT TAX RULES) AND THE POSSIBLE EFFECTS OF CHANGES IN FEDERAL OR OTHER TAX LAWS.

BROKERAGE AND PORTFOLIO TRANSACTIONS

The Adviser has the responsibility for allocating the Funds’ brokerage orders and may direct orders to any unaffiliated broker. It is the Adviser’s general policy to seek to execute securities transactions in such a manner that the total cost or proceeds in each transaction is the most favorable, taking into account such factors as the price (including the applicable brokerage commission or spread), size of order, the difficulty of execution and the full range and quality of a broker-dealer’s services. In the purchase and sale of over-the-counter securities, it is the Adviser’s policy to use the primary market makers except when a better price can be obtained by using a broker. The brokers selected for trades will be regularly evaluated and monitored for performance and execution quality by the Adviser. While the Adviser generally seeks reasonably competitive spreads or commissions, payments of the lowest spread or commission are not necessarily consistent with obtaining the best net results. Accordingly, the Funds will not necessarily be paying the lowest spread or commission available.

The Adviser is authorized by the Funds to direct portfolio transactions to broker-dealers who may provide bona fide research and other services in the execution of orders. The use of broker-dealers who may supply supplemental research and analysis and other services may result in the payment of higher commissions than those available from other brokers and dealers who provide only the execution of portfolio transactions although, the extent to which commissions may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Funds place portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. In addition, the supplemental research and analysis and other services that may be obtained from brokers and dealers through which brokerage transactions are affected may be useful to the Adviser in connection with potential advisory clients other than the Funds.

The Funds have a Directed Brokerage Policy adopted pursuant to Rule 12b-1(h) under the 1940 Act. The policy ensures that the Funds’ selection of broker dealers is not impacted by considerations about the sale of Fund shares. The policy is designed to prevent persons accountable for selecting broker-dealers from taking broker-dealer promotional or sales efforts into consideration as part of the selection process and to prevent the Funds, the Adviser, or the Distributor from entering into an agreement under which the Funds direct brokerage transactions (or revenue generated by those transactions) to a broker-dealer to pay for distribution of the Funds’ shares. Currently, there are no outside brokers selling Fund shares. The Funds paid brokerage commissions according to the chart below.

Fund Name	Fiscal Year Ended December 31, 2023	Fiscal Year Ended December 31, 2024	Fiscal Year Ended December 31, 2025
Real Estate Fund	$8,088	$6,743	$4,579
Large Cap Value Fund	$2,180	$4,304	$7,268
Municipal Tax Free Bond Fund	$0	$0	$0
Income Fund	$3,447	$3,032	$1,385
Utilities Fund	$3,377	$2,748	$4,312

No brokerage commissions were paid by the Funds to DLA during the fiscal years ended December 31, 2023, 2024 and 2025.

As of December 31, 2025, the Value Fund and Income Fund held securities valued at $279,600 and $569,600, respectively, of Wells Fargo Securities LLC. The Municipal Tax Free Bond Fund, Real Estate Fund and Utilities Fund did not hold any securities of its respective regular brokers or dealers as of December 31, 2025.

CAPITAL STOCK

The Company currently has six series: the Real Estate Fund, the Value Fund, the Municipal Tax Free Bond Fund, the Income Fund, the Utilities Fund, and the Energy Fund (offered by a separate prospectus and statement of additional information each dated March 30, 2026). The authorized capital stock of the Real Estate Fund currently consists of 750 million shares of Common Stock each having a par value of $.001 per share. The authorized capital stock of the Value Fund currently consists of 750 million shares of Common Stock each having a par value of $.001 per share. The authorized capital stock of the Municipal Tax Free Bond Fund currently consists of 750 million shares of Common Stock each having a par value of $.001 per share. The authorized capital stock of the Income Fund currently consists of 750 million shares of Common Stock each having a par value of $.001 per share. The authorized capital stock of the Utilities Fund currently consists of 750 million shares of Common Stock each having a par value of $0.001 per share. The authorized capital stock of the Energy Fund currently consists of 750 million shares of Common Stock each having a par value of $.001 per share. Under Maryland law, the Funds’ Directors may increase the number of authorized shares without shareholder approval. Each Fund currently offers three classes of shares, Class A Shares, Class C Shares and Institutional Shares. All shares of the Funds, when issued, are fully paid and non-assessable. Each issued and outstanding share of common stock is entitled to one vote on matters submitted to a vote of shareholders. A shareholder in any of the Funds will be entitled to his or her pro rata share with other holders of shares of all dividends and distributions arising from that Fund’s assets and, upon redeeming shares, will receive the then current NAV of the appropriate Fund represented by the redeemed shares.

Under Maryland law, the Funds are not required, and do not intend to hold annual meetings of shareholders unless, under certain circumstances, they are required to do so under the 1940 Act. Shareholders of 10% or more of either Fund’s outstanding shares may request that a special meeting be called to consider the removal of any Directors.

The Directors are authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional series with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the laws of the State of Maryland. Generally, shares of both series would vote as a single series on matters, such as the election of Directors, that affected both portfolios in substantially the same manner. As to matters affecting each series differently, such as approval of an advisory agreement and changes in investment policy, shares of each series vote separately. Only shareholders of a particular class may vote on matters related solely to that class, including the Plan associated with that class. Procedures for calling a shareholders’ meeting for the removal of Directors of a Fund, similar to those set forth in Section 16(c) of the 1940 Act, will be available to shareholders of each Fund.

Shares are freely transferable, are entitled to dividends as determined by the Directors, and, in liquidation of either Fund, are entitled to receive the net assets of the appropriate Fund.

FINANCIAL STATEMENTS

The financial statements and financial highlights of the Funds included in the Funds’ most recent Form N-CSR filing to shareholders for the fiscal year ended December 31, 2025, including the notes thereto, are incorporated herein by reference. The annual financial statements have been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, for the fiscal year ended December 31, 2025. The report of Tait, Weller & Baker LLP is included in the Funds’ Form N-CSR filing. Please turn to the front cover of this SAI to find out how you can obtain a free copy of the financial statements.

 Part C — OTHER INFORMATION

Item 28.	Exhibits.

(a)	(i)	Articles of Incorporation - incorporated by reference to the Spirit of America Investment Fund, Inc. (the “Registrant”) Initial Registration Statement on Form N-1A, file number 333-27925, filed May 28, 1997.

(ii)	Articles Supplementary dated February 26, 2001 – incorporated by reference to Post-Effective Amendment No. 5, filed February 28, 2002.

(iii)	Articles Supplementary dated July 16, 2002 – incorporated by reference to Post-Effective Amendment No.7, filed July 23, 2002.

(iv)	Articles of Amendment dated July 16, 2002 – incorporated by reference to Post-Effective Amendment No.7, filed July 23, 2002.

(v)	Articles of Amendment dated June 19, 2006 – incorporated by reference to Post-Effective Amendment No. 14, filed June 19, 2006.

(vi)	Articles Supplementary dated September 24, 2007 – incorporated by reference to Post-Effective Amendment No. 16, filed December 14, 2007.

(vii)	Articles Supplementary dated December 18, 2008 – incorporated by reference to Post-Effective Amendment No. 22, filed April 30, 2009.

(viii)	Articles Supplementary dated July 10, 2014 – incorporated by reference to Post-Effective Amendment No. 66, filed April 29. 2020.

(ix)	Articles Supplementary dated July 10, 2014 – incorporated by reference to Post-Effective Amendment No. 66, filed April 29. 2020.

(x)	Articles Supplementary dated March 24, 2016 – incorporated by reference to Post-Effective Amendment No. 66, filed April 29. 2020.

(xi)	Articles Supplementary dated March 30, 2020 – incorporated by reference to Post-Effective Amendment No. 66, filed April 29. 2020.

(xii)	Articles Supplementary dated January 26, 2023 – incorporated by reference to Post-Effective Amendment No. 76, filed March 30, 2023.

(b)	By-Laws - incorporated by reference to Registrant’s Initial Registration Statement on Form N-1A, file number 333-27925, filed May 28, 1997.

(c)	Not Applicable

(d)	(i)	Investment Advisory Agreement between Spirit of America Management Corp. and the Registrant - incorporated by reference to Registrant’s Pre- Effective Amendment No.1, filed December 18, 1997.

(ii)	Investment Advisory Contract – Amendment to Investment Advisory Agreement between Spirit of America Management Corp. and the Registrant – incorporated by reference to Post-Effective Amendment No. 7, filed July 23, 2002.

(iii)	Investment Advisory Contract – Amendment to Investment Advisory Agreement between Spirit of America Management Corp. and the Registrant – incorporated by reference to Post-Effective Amendment No. 17, filed February 26, 2008.

(iv)	Investment Advisory Contract – Amendment to Investment Advisory Agreement between Spirit of America Management Corp. and the Registrant – incorporated by reference to Registrant’s Post-Effective Amendment No. 22, filed April 30, 2009.

(v)	Investment Advisory Contract – Amendment to Investment Advisory Agreement between Spirit of America Management Corp and the Registrant dated May 8, 2013 – incorporated by reference to Registrant’s Post-Effective Amendment No. 34, filed April 25, 2014.

(vi)	Investment Advisory Contract – Amendment to Investment Advisory Agreement between Spirit of America Management Corp. and the Registrant dated May 14, 2014 – incorporated by reference to Registrant’s Post-Effective Amendment No. 36, filed July 9, 2014.

(vii)	Investment Advisory Contract – Amendment to Investment Advisory Agreement between Spirit of America Management Corp. and the Registrant dated January 24, 2023 – incorporated by reference to Registrant’s Post-Effective Amendment No. 75, filed January 27, 2023.

(e)	(i)	Underwriting Agreement between David Lerner Associates Inc. and the Registrant – incorporated by reference to Registrant’s Post-Effective Amendment No. 22, filed April 30, 2009.

(ii)	Amendment to Underwriting Agreement dated May 8, 2013 – incorporated by reference to Registrant’s Post-Effective Amendment No. 34, filed April 25, 2014.

(iii)	Amendment to Underwriting Agreement dated May 14, 2014 – incorporated by reference to Registrant’s Post-Effective Amendment No. 36, filed July 9, 2014.

(iv)	Sub-Distribution Agreement between David Lerner Associates, Inc., Ultimus Fund Distributors, LLC and Registrant dated March 31, 2017 – incorporated by reference to Registrant’s Post-Effective Amendment No. 50, filed March 28, 2017.

(v)	Sub-Distribution Agreement between David Lerner Associates, Inc., Ultimus Fund Distributors, LLC and Registrant dated February 1, 2019 – incorporated by reference to Registrant’s Post-Effective Amendment No. 58, filed March 29, 2019.

(vi)	Amendment to Underwriting Agreement dated January 24, 2023 between David Lerner Associates Inc. and the Registrant – incorporated by reference to Registrant’s Post-Effective Amendment No. 75, filed January 27, 2023.

(vii)	Amendment to Sub-Distribution Agreement dated January 24, 2023 between David Lerner Associates, Inc., Ultimus Fund Distributors, LLC and the Registrant – incorporated by reference to Registrant’s Post-Effective Amendment No. 75, filed January 27, 2023.

(viii)	Sub-Distribution Agreement between David Lerner Associates, Inc., Ultimus Fund Distributors, LLC and Registrant dated July 1, 2025 – incorporated by reference to Registrant’s Post-Effective Amendment No. 82, filed March 27, 2026.

(f)	Not Applicable

(g)	(i)	Custodian Services Agreement between The Bank of New York Mellon and Registrant – incorporated by reference to Post-Effective No. 6, filed on May 24, 2002.

(ii)	First Amendment to Custodian Services Agreement between The Bank of New York Mellon and Registrant – incorporated by reference to Post-Effective Amendment No. 18, filed April 29, 2008.

(iii)	Second Amendment to Custodian Services Agreement between The Bank of New York Mellon and Registrant – incorporated by reference to Post-Effective Amendment No. 18, filed April 29, 2008.

(iv)	Amendment to Custodian Services Agreement between The Bank of New York Mellon and Registrant – incorporated by reference to Registrant’s Post-Effective Amendment No. 22, filed April 30, 2009.

(v)	Custody Agreement between Huntington National Bank and Registrant dated September 1, 2012 – incorporated by reference to Registrant’s Post-Effective Amendment No. 34, filed April 25, 2014.

(vi)	Amendment to Appendix B to Custody Agreement – incorporated by reference to Registrant’s Post-Effective Amendment No. 34, filed April 25, 2014.

(vii)	Amendment to Appendix B to Custody Agreement between Huntington National Bank and Registrant dated December 1, 2015 – incorporated by reference to Registrant’s Post-Effective Amendment No. 46, filed March 15, 2016.

(viii)	Amendment to Appendix B to Custody Agreement between The Huntington National Bank and Registrant dated January 24, 2023 – incorporated by reference to Registrant’s Post-Effective Amendment No. 75, filed January 27, 2023.

(h)	(i)	Administration and Accounting Services Agreement between BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) and Registrant – incorporated by reference to Registrant’s Post-Effective Amendment No. 22, filed April 30, 2009.

(ii)	Transfer Agency Services Agreement between BNY Mellon and Registrant – incorporated by reference to Registrant’s Post-Effective Amendment No. 22, filed April 30, 2009.

(iii)	FIN 48 Tax Services Agreement between BNY Mellon and Registrant – incorporated by reference to Registrant’s Post-Effective Amendment No. 22, filed April 30, 2009.

(iv)	Operating Expenses Agreement between Spirit of America Management Corp. and the Registrant – incorporated by reference to Post-Effective Amendment No. 1, filed December 18, 1997.

(v)	Amendment to Operating Expenses Agreement – incorporated by reference to Post-Effective Amendment No. 7, filed July 23, 2002.

(vi)	Amendment to Operating Expenses Agreement – incorporated by reference to Post-Effective Amendment No. 17, filed February 26, 2008.

(vii)	Amendment to Operating Expenses Agreement – incorporated by reference to Registrant’s Post-Effective Amendment No. 22, filed April 30, 2009.

(viii)	Mutual Fund Services Agreement between Huntington Asset Services, Inc. and Registrant for fund accounting, fund administration and compliance services dated September 1, 2012 – incorporated by reference to Registrant’s Post-Effective Amendment No. 34, filed April 25, 2014.

(ix)	Amendment to Operating Expenses Agreement dated May 8, 2013 – incorporated by reference to Registrant’s Post-Effective Amendment No. 34, filed April 25, 2014.

(x)	Mutual Fund Services Agreement between Huntington Asset Services, Inc. and Registrant for transfer agency and anti-money laundering services dated June 1, 2013 – incorporated by reference to Registrant’s Post-Effective Amendment No. 34, filed April 25, 2014.

(xi)	Fee Agreement relating to Mutual Fund Services Agreement between Huntington Asset Services, Inc. and Registrant for transfer agency and anti-money laundering services dated June 11, 2014 – incorporated by reference to Registrant’s Post-Effective Amendment No. 36, filed July 9, 2014.

(xii)	Fee Agreement relating to Mutual Fund Services Agreement between Huntington Asset Services, Inc. and Registrant for fund accounting, fund administration and compliance services dated June 11, 2014 – incorporated by reference to Registrant’s Post-Effective Amendment No. 36, filed July 9, 2014.

(xiii)	Amendment to Operating Expenses Agreement dated May 14, 2014 – incorporated by reference to Registrant’s Post-Effective Amendment No. 36, filed July 9, 2014.

(xiv)	Amendment to Operating Expenses Agreement dated December 1, 2015 – incorporated by reference to Registrant’s Post-Effective Amendment No. 46, filed March 15, 2016.

(xv)	Amendment to Exhibit A to Mutual Fund Services Agreement between Ultimus Asset Services, LLC (formerly, Huntington Asset Services, Inc.) and Registrant for fund accounting, fund administration and compliance services dated December 1, 2015 – incorporated by reference to Registrant’s Post-Effective Amendment No. 46, filed March 15, 2016.

(xvi)	Amendment to Exhibit A to Mutual Fund Services Agreement between Ultimus Asset Services, LLC (formerly, Huntington Asset Services, Inc.) and Registrant for transfer agency services dated December 1, 2015 – incorporated by reference to Registrant’s Post-Effective Amendment No. 46, filed March 15, 2016.

(xvii)	Amendment to Mutual Fund Services Agreement for Transfer Agency Services and Anti-Money Laundering Services between Ultimus Asset Services, LLC and Registrant dated June 1, 2016 – incorporated by reference to Registrant’s Post-Effective Amendment No. 50, filed March 28, 2017.

(xviii)	Amendment to Mutual Fund Services Agreement for Fund Administration, Fund Accounting and Compliance Support Services between Ultimus Asset Services, LLC and Registrant dated June 1, 2016 – incorporated by reference to Registrant’s Post-Effective Amendment No. 50, filed March 28, 2017.

(xix)	Amendment to Operating Expenses Agreement dated November 9, 2016 – incorporated by reference to Registrant’s Post-Effective Amendment No. 50, filed March 28, 2017.

(xx)	Amendment to Mutual Fund Services Agreement for Fund Administration, Fund Accounting and Compliance Support Services between Ultimus Asset Services, LLC and Registrant dated June 1, 2018 – incorporated by reference to Registrant’s Post-Effective Amendment No. 56, filed April 27, 2018.

(xxi)	Amendment to Operating Expenses Agreement dated February 28, 2018 – incorporated by reference to Registrant’s Post-Effective Amendment No. 56, filed April 27, 2018.

(xxii)	Amendment to Mutual Fund Services Agreement for Fund Administration, Fund Accounting and Compliance Support Services between Ultimus Asset Services, LLC and Registrant dated November 7, 2018 – incorporated by reference to Registrant’s Post-Effective Amendment No. 58, filed March 29, 2019.

(xxiii)	Amendment to Operating Expenses Agreement dated November 7, 2018, and effective April 30, 2019 – incorporated by reference to Registrant’s Post-Effective Amendment No. 64, filed March 30, 2020.

(xxiv)	Amendment to Operating Expenses Agreement effective April 28, 2020 – incorporated by reference to Post-Effective Amendment No. 66, filed April 29. 2020.

(xxv)	Master Services Agreement dated June 1, 2019, for fund accounting, fund administration and transfer agent and shareholder servicing services between Ultimus Fund Solutions, LLC and the Registrant – incorporated by reference to Post-Effective Amendment No. 66, filed April 29. 2020.

(xxvi)	Amendment to Master Services Agreement dated January 1, 2020 between Ultimus Fund Solutions, LLC and the Registrant – incorporated by reference to Post-Effective Amendment No. 66, filed April 29. 2020.

(xxvii)	Amendment to Master Services Agreement dated February 26, 2020 between Ultimus Fund Solutions, LLC and the Registrant – incorporated by reference to Post-Effective Amendment No. 66, filed April 29. 2020.

(xxviii)	Amended and Restated Revolving Credit Agreement dated May 28, 2014, and any and all accompanying amendments thereto, between Huntington National Bank and the Registrant – incorporated by reference to Post-Effective Amendment No. 66, filed April 29. 2020.

(xxix)	Amendment to Operating Expenses Agreement effective May 1, 2021 and expiring May 1, 2022 – incorporated by reference to Post-Effective Amendment No. 70, filed April 29, 2021.

(xxx)	Amendment to Operating Expenses Agreement effective May 1, 2022 and expiring May 1, 2023 – incorporated by reference to Post-Effective Amendment No. 73, filed April 28, 2022.

(xxxi)	Amended and Restated Operating Expenses Agreement effective January 24, 2023 and expiring April 30, 2024 – incorporated by reference to Registrant’s Post-Effective Amendment No. 75, filed January 27, 2023.

(xxxii)	Amendment to Master Services Agreement dated January 24, 2023 between Ultimus Fund Solutions, LLC and the Registrant – incorporated by reference to Registrant’s Post-Effective Amendment No. 75, filed January 27, 2023.

(xxxiii)	Form of Amendment No. 12 to Amended and Restated Revolving Credit Agreement between the Registrant and The Huntington National Bank dated January 30, 2023 – incorporated by reference to Registrant’s Post-Effective Amendment No. 75, filed January 27, 2023.

(xxxiv)	Amendment No. 4 dated December 13, 2023 to Master Services Agreement dated June 1, 2019 between Ultimus Fund Solutions, LLC and the Registrant – incorporated by reference to Registrant’s Post-Effective Amendment No. 78, filed March 28, 2024.

(xxxv)	Tailored Shareholder Report Services Addendum dated February 14, 2024 to the Master Services Agreement dated June 1, 2019 between Ultimus Fund Solutions, LLC and the Registrant – incorporated by reference to Registrant’s Post-Effective Amendment No. 78, filed March 28, 2024.

(xxxvi)	Amendment dated February 27, 2024 and effective May 1, 2024, to Amended and Restated Operating Expenses Agreement dated January 24, 2023 between the Registrant and Spirit of America Management Corp. – incorporated by reference to Registrant’s Post-Effective Amendment No. 79 filed April 29, 2024.

(xxxvii)	Board Reporting Services Agreement dated January 28, 2025 between Access data Corp and Spirit of America Management Corp. on behalf of the Funds – incorporated by reference to Registrant’s Post-Effective Amendment No. 80 filed March 28, 2025.

(xxxviii)	Amendment dated May 1, 2025 to Amended and Restated Operating Expenses Agreement dated January 24, 2023 between the Registrant and Spirit of America Management Corp. – incorporated by reference to Registrant’s Post-Effective Amendment No. 81 filed April 29, 2025.

(xxxix)	Amendment No. 5 effective June 1, 2026 to Master Services Agreement dated June 1, 2019 between Ultimus Fund Solutions, LLC and the Registrant – incorporated by reference to Registrant’s Post-Effective Amendment No. 82, filed March 27, 2026.

(xl)	Amendment No. 2 dated March 1, 2026 to the Second Amended and Restated Revolving Credit Agreement dated May 15, 2024 between The Huntington National Bank and the Registrant – incorporated by reference to Registrant’s Post-Effective Amendment No. 82, filed March 27, 2026.

(xli)	Amendment dated May 1, 2026 to Amended and Restated Operating Expenses Agreement dated January 24, 2023 between the Registrant and Spirit of America Management Corp. – filed herewith.

(i)	(i)	Consent of Counsel – incorporated by reference to Post-Effective Amendment No. 19, filed October 24, 2008.

	(ii)	Consent of Counsel – incorporated by reference to Registrant’s Post-Effective Amendment No. 75, filed January 27, 2023.

(j)	(i)	Consent of Independent Registered Public Accounting Firm with regard to the Spirit of America Energy Fund – incorporated by reference to Registrant’s Post-Effective Amendment No. 82, filed March 27, 2026.

	(ii)	Consent of Independent Registered Public Accounting Firm with regard to the Spirit of America Real Estate Income and Growth Fund, Spirit of America Large Cap Value Fund, Spirit of America Municipal Tax Free Bond Fund, Spirit of America Income Fund and Spirit of America Utilities Fund – filed herewith.

(k)	Not Applicable

(l)	(i)	Investment Letter – incorporated by reference to Pre-Effective Amendment No. 2, filed December 31, 1997.

(ii)	Purchase Agreement between Registrant and David Lerner, with respect to the Spirit of America Value Fund – incorporated by reference to Post-Effective Amendment No. 16, filed December 14, 2007.

(iii)	Purchase Agreement between David Lerner and Registrant with respect to Spirit of America High Yield Tax Free Bond Fund – incorporated by reference to Post-Effective Amendment No. 17, filed February 26, 2008.

(iv)	Purchase Agreement between David Lerner and Registrant with respect to Spirit of America Income Fund – incorporated by reference to Registrant’s Post-Effective Amendment No. 22, filed April 30, 2009.

(v)	Purchase Agreement between Registrant and John Dempsey with respect to Spirit of America Income & Opportunity Fund dated May 8, 2013 – incorporated by reference to Registrant’s Post-Effective Amendment No. 34, filed April 25, 2014.

(vi)	Purchase Agreement between Registrant and David Lerner with respect to the Spirit of America Energy Fund dated May 14, 2014 – incorporated by reference to Registrant’s Post-Effective Amendment No. 36, filed July 9, 2014.

(vii)	Form of Purchase Agreement between the Registrant and David Lerner with respect to the Spirit of America Utilities Fund dated January 31, 2023 – incorporated by reference to Registrant’s Post-Effective Amendment No. 75, filed January 27, 2023.

(m)	(i)	Distribution Plan of Spirit of America Real Estate Income and Growth Fund – Class A – incorporated by reference to Post-Effective Amendment No. 1, filed on February 5, 1998.

(ii)	Distribution Plan of Spirit of America Investment Real Estate Income and Growth Fund - Class B – incorporated by reference to Post-Effective Amendment No. 1, filed on February 5, 1998.

(iii)	Distribution Plan of Spirit of America Large Cap Value Fund – incorporated by reference to Post-Effective Amendment No.7, filed July 23, 2002.

(iv)	Distribution Plan of Spirit of America High Yield Tax Free Bond Fund – incorporated by reference to Post-Effective Amendment No. 17, filed on February 26, 2008.

(v)	Distribution Plan of Spirit of America Income Fund – incorporated by reference to Registrant’s Post-Effective Amendment No. 22, filed April 30, 2009.

(vi)	Addendums to Distribution Plans of Spirit of America Real Estate Income and Growth Fund – Class A, Spirit of America Investment Real Estate Income and Growth Fund - Class B, Spirit of America Large Cap Value Fund and Spirit of America High Yield Tax Free Bond Fund dated July 25, 2011, effective December 31, 2008 – incorporated by reference to Registrant’s Post-Effective Amendment No. 27, filed April 25, 2012.

(vii)	Distribution Plan of Spirit of America Income & Opportunity Fund dated May 8, 2013 – incorporated by reference to Registrant’s Post-Effective Amendment No. 34, filed April 25, 2014.

(viii)	Distribution Plan of Spirit of America Energy Fund dated May 14, 2014 – incorporated by reference to Registrant’s Post-Effective Amendment No. 36, filed July 9, 2014.

(ix)	Distribution Plan of Spirit of America Investment Fund, Inc., for Class C Shares, dated December 1, 2015, as amended January 24, 2023 – incorporated by reference to Registrant’s Post-Effective Amendment No. 75, filed January 27, 2023.

(x)	Distribution Plan of Spirit of America Utilities Fund for Class A Shares dated January 24, 2023 – incorporated by reference to Registrant’s Post-Effective Amendment No. 75, filed January 27, 2023.

(n)	(i)	18f-3 Plan with respect to Multiple Class Shares – incorporated by reference to Post-Effective Amendment No. 1, filed on February 5, 1998.

	(ii)	Amended 18f-3 Plan with respect to Multiple Class Shares dated December 1, 2015 – incorporated by reference to Registrant’s Post-Effective Amendment No. 42, filed December 30, 2015.

(iii)	Amended and Restated 18f-3 Plan with respect to Multiple Class Shares dated February 26, 2020 – incorporated by reference to Registrant’s Post-Effective Amendment No. 64, filed March 30, 2020.

(o)	(i)	Code of Ethics of Spirit of America Investment Fund. Inc. and David Lerner Associates, Inc. – incorporated by reference to Registrant’s Post-Effective Amendment No. 82, filed March 27, 2026.

(ii)	Code of Ethics of Spirit of America Management Corp. – incorporated by reference to Registrant’s Post-Effective Amendment No. 82, filed March 27, 2026.

(p)	(i)	Powers of Attorney for David Lerner, Stanley Thune, Richard Weinberger, Daniel Lerner, Joseph Pickard, and Alan P. Chodosh dated November 9, 2011 and for Allen Kaufman dated December 8, 2011 – incorporated herein by reference to Registrant’s Post-Effective Amendment No. 27, filed April 25, 2012.

	(ii)	Power of Attorney for John J. Desmond dated November 14, 2022 – incorporated herein by reference to Registrant’s Post-Effective Amendment No. 74 filed November 15, 2022.

	(iii)	Power of Attorney for Phillip Thune dated September 22, 2025 – incorporated by reference to Registrant’s Post-Effective Amendment No. 82, filed March 27, 2026.

	(iv)	Power of Attorney for David Feinblatt dated September 24, 2025 – incorporated by reference to Registrant’s Post-Effective Amendment No. 82, filed March 27, 2026.

Item 29.	Persons Controlled by or Under Common Control with Registrant.

None.

Item 30.	Indemnification.

It is the Registrant’s policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland, which is incorporated by reference herein, and as set forth in Article EIGHTH of Registrant’s Articles of Incorporation, incorporated by reference in connection with Item 28(a) hereto, Article VII and Article VIII of Registrant’s By-Laws, incorporated by reference in connection with Item 28(b) hereto. Spirit of America Management Corp.’s (the “Adviser”) liability for any loss suffered by the Registrant or its shareholders is set forth in Section 6 of the proposed Advisory Agreement, incorporated by reference in connection with Item 28(d) hereto.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

In accordance with Release No. IC-11330 (September 2, 1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the “indemnitee”) was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (“disabling conduct”) or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither “interested persons” of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), nor parties to the proceeding (“disinterested, non-party directors”), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys’ fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

Item 31.	Business and Other Connections of Investment Adviser.

Beginning August 2, 2018, portfolio managers at the Adviser have provided portfolio management for SOA Premier Assets, an SEC-registered retail investment adviser, which is not a series of the Registrant. From April 24, 1997 to November 18, 2012, David Lerner, a director and officer of the Adviser, served as the Chief Executive Officer and Director of David Lerner Associates, Inc. The business address of the company is 477 Jericho Turnpike, P.O. Box 9006, Syosset, New York 11791-9006.

For information as to any other business, vocation or employment of a substantial nature in which each Director or officer of the Registrant’s investment adviser has been engaged for his own account or in the capacity of Director, officer, employee, or partner reference is made to Form ADV (File #801-54782) filed by the Adviser under the Investment Advisers Act of 1940, as amended.

Item 32.	Principal Underwriter.

(a) David Lerner Associates Inc., the Registrant’s distributor, does not act as principal underwriter, depositor or investment adviser for any other investment company.

(b) The table below sets forth certain information with respect to each director, officer and control person of David Lerner Associates Inc.

Name and Principal Business Address	Position and Offices With Underwriter	Position and Offices With Registrant
David Lerner 477 Jericho Turnpike P.O. Box 9006 Syosset, NY 11791-9006	Shareholder	Director, Chairman of the Board and President

Martin Kevin Walcoe 477 Jericho Turnpike P.O. Box 9006 Syosset, NY 11791-9006	President	None

Daniel Lerner 477 Jericho Turnpike P.O. Box 9006 Syosset, NY 11791-9006	Director, Senior Vice President and Investment Counselor	Director

Richard Ward 477 Jericho Turnpike P.O. Box 9006 Syosset, NY 11791-9006	Chief Compliance Officer	None

Alan Chodosh 477 Jericho Turnpike P.O. Box 9006 Syosset, NY 11791-9006	Senior Advisor	Treasurer and Secretary

Joseph Pickard 477 Jericho Turnpike P.O. Box 9006 Syosset, NY 11791-9006	General Counsel	Chief Compliance Officer

Erika Valeria Santos 477 Jericho Turnpike P.O. Box 9006 Syosset, NY 11791-9006	FINOP	None

Item 33.	Location of Accounts and Records.

All records described in Section 31(a) of the 1940 Act and the Rules 17 CFR 270.31a-1 to 31a-3 promulgated thereunder, are maintained by the Adviser, Spirit of America Management Corp., 477 Jericho Turnpike, P.O. Box 9006, Syosset, New York 11791-9006, except for those maintained by the Fund’s Custodian, Huntington National Bank, 7 Easton Oval, Columbus, OH 43215 and the Fund’s Administrator, Transfer Agent and Fund Accounting Services Agent, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Item 34.	Management Services.

The Registrant has not entered into any management-related service contracts not discussed in Part A or B of this Registration Statement.

Item 35.	Undertakings.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and the Registrant has duly caused this Post-Effective Amendment No. 83 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Syosset, and State of New York on the 28th day of April, 2026.

Spirit of America Investment Fund, Inc.
Registrant

By:	David Lerner*
David Lerner, President

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

*By:	/s/ Joseph Pickard	April 28, 2026
	Joseph Pickard, Attorney in Fact	Date

	David Lerner*	April 28, 2026
David Lerner, Director, Chairman of the Board and President		Date
(Principal Executive Officer)

	Daniel Lerner*	April 28, 2026
	Daniel Lerner, Director	Date

	Phillip Thune*	April 28, 2026
	Stanley Thune, Director	Date

	John J. Desmond*	April 28, 2026
	John J. Desmond, Director	Date

	David Feinblatt	April 28, 2026
	David Feinblatt, Director	Date

	Alan Chodosh*	April 28, 2026
	Alan Chodosh, Treasurer	Date

(Principal Financial Officer and Principal Accounting Officer)

*	By Power of Attorney

INDEX TO EXHIBITS

(FOR REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 AND THE

INVESTMENT COMPANY ACT OF 1940)

------------------------------------------------------------

EXHIBIT NO. UNDER PART C OF FORM N-1A	NAME OF EXHIBIT
(h)(xli)	Amendment dated May 1, 2026 to Amended and Restated Operating Expenses Agreement dated January 24, 2023 between the Registrant and Spirit of America Management Corp.
(j)(ii)	Consent of Independent Registered Public Accounting Firm with regard to the Spirit of America Real Estate Income and Growth Fund, Spirit of America Large Cap Value Fund, Spirit of America Municipal Tax Free Bond Fund, Spirit of America Income Fund and Spirit of America Utilities Fund